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Exhibit 10.3

GAS GATHERING AGREEMENT

BETWEEN

COWTOWN PIPELINE PARTNERS L.P. (“GATHERER”)

AND

BLUESTONE NATURAL RESOURCES II, LLC (“PRODUCER”)

Alliance Area Gathering System, Tarrant and Denton Counties, Texas

3230471v2

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TABLE OF CONTENTS

1.    Definitions    1
2.    Dedication of Contract Area    6
3.    Reservations of Parties    7
4.    Receipt Point(s) and Delivery Point(s)    7
5.    System Operations; Imbalances    9
6.    Quantity; Nominations and Dispatching    10
7.    Quality    11
8.    Tests    13
9.    Measurement and Meter Testing    13
10.    Allocation of Gains, Fuel and Loss    16
11.    Fees    17
12.    Accounting, Payments and Credit Assurances    17
13.    Warranty    20
14.    Taxes    20
15.    Indemnity and Damages    20
16.    Force Majeure    23
17.    Unprofitable Operations and Rights of Termination    23
18.    Term    24
19.    Regulatory Bodies    24
20.    Disputes    25
21.    Notices and Payments    25
22.    Right to Process the Subject Gas    26
23.    Assignment    27
24.    Miscellaneous    27

EXHIBIT A – CONTRACT AREA; DEDICATED LEASES; DEDICATED WELLS

EXHIBIT B – RECEIPT POINTS AND DELIVERY POINTS

EXHIBIT C – DEHYDRATION AND CO2 TREATING SERVICES

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GAS GATHERING AGREEMENT

THIS GAS GATHERING AGREEMENT (this “Agreement”) is made and entered into as of the Effective Date by and among COWTOWN PIPELINE PARTNERS L.P., a Texas limited partnership (“Gatherer”), and BLUESTONE NATURAL RESOURCES II, LLC, a Delaware limited liability company (“Producer”). Gatherer and Producer are sometimes individually referred to herein as a “Party” and collectively as the “Parties.”

WITNESSETH, THAT:

WHEREAS, Producer is in the business of producing gas and owns gas production from one or more wells (and one or more contemplated wells) on the lands within the Contract Area (or lands pooled therewith) and desires for Gatherer to gather such gas for redelivery to Producer or Producer’s Transporter; and

WHEREAS, Gatherer is in the business of providing natural gas gathering services along its Gathering System and desires to receive, gather and deliver such gas to Producer or Producer’s Transporter, subject to the terms and conditions herein;

NOW, THEREFORE, for good and valuable consideration the adequacy, receipt and sufficiency of which are hereby set forth and acknowledged, and for all of the representations, warranties and mutual covenants set forth herein, Gatherer and Producer agree as follows:

1.    Definitions

1.1    For the purpose of this Agreement, the following terms and expressions used herein are defined as follows:

a.    “Affiliate” shall mean, with respect to any specified Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person. As used in this definition, the term “Control” (including its derivatives and similar terms) means the ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock issued by a corporation, the limited liability company interests of a limited liability company or the equivalent equity interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or Persons with management authority performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency. Gatherer acknowledges and agrees that Producer’s majority owner is a private equity sponsor that owns and controls a number of other portfolio companies engaged in the oil and gas business and that none of such other portfolio companies shall be considered an “Affiliate” under this Agreement if neither Producer nor any personnel of

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Producer directly or indirectly direct or cause the direction of the management and policies of that company. Producer acknowledges and agrees that Gatherer is controlled by First Reserve Corporation, which owns and controls a number of other portfolio companies engaged in the oil and gas business and none of such other portfolio companies shall be considered an "Affiliate" under this Agreement if Gatherer nor any personnel of Gatherer directly or indirectly direct or cause the direction of the management and policies of that company.

b.    "Asset Purchase Agreement" shall mean that certain Asset Purchase Agreement by and among QRI, Cowtown Gas Processing L.P. and Cowtown Pipeline L.P. and Producer, dated January 22, 2016.

c.    “Btu” shall mean one British thermal unit, which is the quantity of heat required to raise one pound avoirdupois of pure water from 58.5 degrees Fahrenheit to 59.5 degrees Fahrenheit at a constant pressure of 14.73 pounds per square inch absolute.

d.    “Component” shall mean those hydrocarbon and nonhydrocarbon molecular constituents which are definable by industry standards and procedures. Such Components as used in this Agreement shall be:

N2 – Nitrogen
CO2 - Carbon Dioxide
H2S - Hydrogen Sulfide
C1 - Methane
C2 - Ethane
C3 - Propane
iC4 - Iso-butane
nC4 - Normal Butane
iC5 - Iso-pentane
nC5 - Normal Pentane
C6+ - Hexanes and Heavier Compounds

e.    “Contract Area” shall mean that area as described or outlined on Exhibit A which is attached hereto and made a part hereof for all purposes, but specifically excludes Producer’s and/or its Affiliates’ leasehold interests owned immediately prior to the Effective Date within the Contract Area but not listed on Exhibit A.

f.    “CPI Adjustment” shall mean that percentage equal to the percentage increase between:

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(i)    the seasonally unadjusted consumer Price Index for Urban Wage Earners and Clerical Workers (all items), U.S. city Average (1982-84 =100), as published by the U.S. Department of Labor, Bureau of Labor Statistics (“CPI-W”) for the month of December of the second year prior to the Escalation Date; and

(ii)    the seasonally unadjusted CPI-W for the month of December immediately preceding the Escalation Date.

g.    “Day” shall mean a period of twenty-four (24) consecutive hours beginning and ending at seven o’clock a.m. Central Standard Time.

h.    “Dedicated Properties” shall mean (i) Producer’s and/or its Affiliates’ leasehold interest as of the Effective Date within the Contract Area in and to those certain oil, gas and/or mineral leases, as are listed on Exhibit A, and (ii) Producer’s and/or its Affiliates’ interests within the Contract Area in and to any new oil, gas and/or mineral lease acquired by Producer or its Affiliates after the Effective Date, provided that any wells on lands covered by such lease or lands pooled therewith and within the Contract Area are connected to the Gathering System pursuant to Section 4.4.

i.    “Delivery Points” shall mean the point(s) of interconnect between the Gathering System and the Transporter receiving the Gas, which point(s) are shown on Exhibit B which is attached hereto and made a part hereof for all purposes.

j.    “Effective Date” shall have the meaning set forth in Section 1(c) of the Letter Agreement.

k.    “Electrical Power” shall mean the electricity consumed in the operation of, and purchased from a utility or like entity which serves, the Gathering System and any of the related field facilities.

l.    “Escalation Date” shall mean January 1, 2018 and each January 1st thereafter during the Term.

m.    “Fuel and Loss” shall mean the gas volumes used or consumed in the operation of the Gathering System, which shall include, but shall in no way be limited to, (i) gas used as fuel for dehydration, compression, conditioning, blending, treating, or recompression, (ii) gas needed for line pack, (iii) gas vented during operations, (iv) lost and unaccounted for gas, and (v) any Liquefiable Hydrocarbons that become separated from the gas while the gas is in the Gathering System.

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n.    “Gas” shall mean natural gas which is owned or controlled by Producer and producible from wells drilled on Dedicated Properties or lands pooled therewith within the Contract Area, including casinghead gas produced with crude oil, gas from gas wells produced in association with crude oil (associated gas), and gas from condensate wells (non-associated gas), and shall include any inerts or impurities contained therein.

o.    “Gathering Fee” shall have the meaning set forth in Section 11.1.

p.    “Gathering System” shall mean, but shall in no way be limited to, the gas gathering pipelines, fuel gas pipelines, dehydration facilities, treating facilities, compression facilities, junctions, heaters, meters, separators, electric power lines, communications cables, roads, and other related facilities and equipment, including the rights to the lands on which any part of such facilities or equipment is located, necessary to gather and transport gas from the Gathering System’s Receipt Point(s) to the Delivery Point(s), from the inlet flange of the pipeline metering facility installed at the Receipt Point(s) up to the upstream flange of the metering facility at the Delivery Point(s), and shall include any expansion of the Gathering System as provided in Section 4.4.

q.    “GPM” shall mean gallons per thousand cubic feet.

r.    “Law” means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement of (i) the United States of America, (ii) any state, county, municipality, or other governmental subdivision within the United States of America, and (iii) any court or any governmental department, commission, board, bureau, agency, or other instrumentality of the United States of America or of any state, county, municipality, or other governmental subdivision within the United States of America.

s.    “Letter Agreement” means that certain letter agreement executed by the Parties contemporaneously with this Agreement.

t.    “Lift Gas” shall mean the Gas, reserved by Producer under Section 3.2, used by Producer for gas lift operations in the Contract Area, measured in MCFs at the existing Alliance CMU meter station number ALSA020MU.

u.    “Liquefiable Hydrocarbons” shall mean ethane, propane, isobutanes, normal butanes, iso-pentanes, normal pentanes, hexanes and

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heavier hydrocarbons, and incidental methane, or any mixtures thereof, which may be recovered or extracted in the Gathering System.

v.    “MCF” shall mean 1,000 standard cubic feet of gas.

w.    “MMBtu” shall mean 1,000,000 Btus.

x.    “MMCF” shall mean 1,000,000 standard cubic feet of gas.

y.    “MMCFD” shall mean 1,000,000 standard cubic feet of gas per day.

z.    “Month,” “billing month,” “period,” and “accounting period” shall mean the period beginning at seven o’clock a.m. on the first day of a calendar month and ending at seven o’clock a.m. on the first day of the next succeeding calendar month.

aa.    “Person” means any natural person, corporation, limited liability company, partnership, joint venture, association, cooperative, or other entity.

bb.    “psia” shall mean pounds per square inch absolute.

cc.    “psig” shall mean pounds per square inch gauge.

dd.    “Receipt Points” shall mean the inlet flange of Gatherer’s metering facilities located at or near each of Producer’s wells located within the Contract Area or such other point as may be mutually agreed upon by the Parties. The Gathering System’s Receipt Point(s) are listed on Exhibit B to this Agreement which is attached hereto and made a part hereof for all purposes and which may be amended from time to time to reflect the addition or deletion of a Receipt Point.

ee.    “SCF” or “standard cubic foot of gas” shall mean the amount of gas necessary to fill a cubic foot of space when the gas is at a pressure of 14.65 pounds per square inch absolute and a temperature of 60 degrees Fahrenheit.

ff.    “Senior Executives” shall have the meaning set forth in Section 20.1.

gg.    “Subject Gas” means the Gas other than natural gas owned by Tokyo Gas and subject to the Tokyo Gas Gathering Agreement.

hh.    “Tokyo Gas” shall mean Tokyo Gas, Co., Ltd.

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ii.    “Tokyo Gas Gathering Agreement” shall mean that certain Gas Gathering Agreement, dated as of December 1, 2009, among Gatherer, Quicksilver Resources Inc. and Tokyo Gas, as amended, modified or otherwise supplemented.

jj.    “Term” shall have the meaning set forth in Section 18.

kk.    “Total Delivered Quantities” shall have the meaning set forth in Section 10.1.

ll.    “Transporter” shall mean the receiving pipeline(s) downstream of the Gathering System into which the Subject Gas gathered hereunder is to be delivered at the Delivery Point(s).

1.2    Any reference to any federal, state, or local statute or law will be deemed to refer to such statute or law, as amended, and also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Any reference to a Party will also include such Party’s permitted successors and assigns. All defined terms in this Agreement shall be equally applicable to the singular and plural forms of the terms so defined. The words “including,” “includes,” and “include” will be deemed to be followed by the phrase “without limitation.” All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, will include all other genders; the singular will include the plural, and vice versa, unless the context requires otherwise. All references herein to an Exhibit, Schedule, Section, subsection, paragraph, subparagraph or other subdivision will refer to the corresponding Exhibit, Schedule, Section, subsection, paragraph, subparagraph or other subdivision of this Agreement unless specific reference is made to an exhibit, schedule, section, subsection, paragraph, subparagraph or other subdivision of another document or instrument. The terms “herein,” “hereby,” “hereunder,” “hereof,” “hereinafter,” and other equivalent words refer to this Agreement in its entirety and not solely to the particular portion of the Agreement in which such word is used.

2.    Dedication & Commitment

2.1    Subject to the terms and provisions hereof, Producer (a) dedicates the Dedicated Properties to the Gathering System for gathering by Gatherer and (b) commits to deliver or cause to be delivered at Gatherer’s Receipt Point(s) the total volume of Subject Gas from wells now or hereafter drilled on the lands covered by the Dedicated Properties (or lands pooled therewith), in each case excluding the Subject Gas reserved or utilized by Producer in accordance with the terms of Section 3. Any transfer by Producer of its right, title, or interest in the Dedicated Properties or in the Subject Gas owned by Producer, or in an oil and gas lease, fee mineral interest or other agreement, interest or right which creates or gives rise to Producer’s interest in the Subject Gas owned by Producer, to a third party, whether by farmout,

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contract, or otherwise, shall be subject to this Agreement. In addition, Producer will notify any person to whom Producer transfers all or a portion of its right, title, or interest in or out of the Dedicated Properties or the Subject Gas owned by Producer that such Dedicated Properties, and the Subject Gas owned by Producer located under the lands covered by such Dedicated Properties, is dedicated pursuant to the terms of this Agreement to be gathered by Gatherer. Producer will notify Gatherer of any such transfer within 10 days of the effective date. Failure of Producer to comply with the foregoing shall not affect Gatherer’s rights herein or the dedication being binding on successors or assignees.

2.2    Gas shall be delivered to the Receipt Point(s) after standard mechanical separation by Producer for the removal of free water and free liquid hydrocarbons, but shall not otherwise be processed by Producer for the removal of Liquefiable Hydrocarbons.

2.3    Gatherer agrees that subject to the provisions hereof, it will receive the Subject Gas from the Receipt Point(s), provide dehydration, compression and treating services, and will cause the redelivery of the Subject Gas, less Producer’s pro rata share of Fuel and Loss, to Producer or Producer’s Transporter at the Delivery Point(s).

2.4    To the extent Producer acquires any additional leasehold interests within the Contract Area that are subject to an existing services contract with Gatherer, such interests shall remain subject to such contract until the expiration or termination of such contract unless Producer and Gatherer mutually agree to a release under the terms of such contract and dedicate and commit the interests to this Agreement. To the extent Producer acquires any additional leasehold interests within the Contract Area that are subject to an existing dedication, such interests shall not be subject to this Agreement for so long as the prior dedication remains in effect without Producer exercising any extension rights or entering into an agreement to extend the duration of the prior dedication.

2.5    Producer hereby represents and warrants to Gatherer, the following: (i) Exhibit A contains true, accurate, and complete descriptions of all oil, gas and/or mineral leases within the Contract Area acquired from QRI pursuant to the terms to Asset Purchase Agreement and owned by Producer or its Affiliates as of the Effective Date, which are dedicated and committed to the Gathering System as of the Effective Date; and (ii) Producer or its Affiliates have the right to dedicate and commit such oil, gas and/or minerals leases to the Gathering System. To the extent that Producer did acquire from QRI pursuant to the Asset Purchase Agreement oil, gas and/or mineral leases within the Contract Area which have been omitted from Exhibit A, such oil, gas and/or mineral leases shall be deemed to be included on Exhibit A and the Parties shall promptly amend Exhibit A to add such omitted oil, gas and/or mineral leases. Such amendments to Exhibit A shall be Gatherer’s sole

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and exclusive remedy for Producer’s breach of any representation or warranty in this Section 2.5.

2.6    Either Party may record a mutually agreeable form of memorandum of this Agreement in the official public records of the counties located within the Contract Area.

3.    Reservations of Parties

3.1    Producer reserves all liquid hydrocarbons, oil, or condensate removed by Producer by means of mechanical gas-liquid separators (including heater-treaters), drips, and/or lines from the Gas prior to delivery to Gatherer. If mechanical cooling is performed by Producer to meet the temperature specifications of this Agreement, Producer shall not reduce the temperature of the Gas below 60 degrees Fahrenheit.

3.2    Producer reserves all Gas that may be required for cycling, repressuring, pressure maintenance, and gas lift operations with respect to gas reservoirs on the premises committed hereunder; provided, however, that the Gas used in such operations shall be subject to the terms of this Agreement (to the extent that such Gas can be economically saved) and delivered to Gatherer following the cessation of such operations.

3.3    Producer reserves that amount of Gas which is required for above ground development and operation within the Contract Area.

3.4    Producer expressly reserves the right to deliver or furnish to Producer’s lessor such Gas as required to satisfy the terms of Producer’s oil and gas leases.

4.    Receipt Point(s) and Delivery Point(s)

4.1    Producer shall be responsible for all arrangements and, at its own expense, shall construct, equip, maintain, and operate all facilities (including, but not limited to, all necessary separation, dehydration, and/or compression equipment), necessary to deliver the Gas to Gatherer at the Receipt Point(s) at such pressure as is required and sufficient to enter the Gathering System, but not to exceed 1,200 psig.

4.2    Subject to the then current operating conditions on the Gathering System, outages or restrictions due to maintenance or force majeure, or any interruption permitted under this Agreement, Gatherer will use commercially reasonable efforts to operate its central compression facility(ies) existing as of the Effective Date to maximize volumes across its Gathering System. If, in addition to the foregoing, Gatherer has available compression capacity, it will use commercially

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reasonable efforts to provide optimal Receipt Point(s) pressure service to Producer, including in response to any written request(s) made by Producer to Gatherer, and other third parties on the Gathering System on a not unduly discriminatory basis. In the event Gatherer desires to remove any compression unit(s) existing as of the Effective Date before the tenth anniversary of the Effective Date, Gatherer shall obtain Producer’s consent, which consent shall not to be unreasonably delayed or withheld, before removing such compression unit(s). For the avoidance of doubt, Gatherer acknowledges and agrees that it shall not be unreasonable if Producer withholds consent because it would adversely impact current operations, or if Producer conditions its consent on the requirement that Gatherer add back compression in the future if Producer’s drilling or development plans so require.

4.3    Subject to Sections 4.1 and 5.1, at any time during the term of this Agreement, Producer may request that the Parties enter into negotiations to add compression to the Gathering System to reduce or maintain the pressure at which Producer must enter the Gathering System and to determine the mutually agreeable commercial terms and conditions under which Gatherer would install and operate such additional compression, and Gatherer and Producer agree to participate fully and reasonably in such negotiations.

4.4    Gatherer, at Producer’s expense, shall (i) install, construct and equip all meters and facilities necessary to measure the Gas at the Receipt Point(s), and (ii) secure any right-of-way, easements, and permits as are necessary and appropriate to construct, operate, maintain and access such facilities. Gatherer, at its own expense, shall thereafter maintain and operate such facilities throughout the Term of this Agreement.

4.5    If Producer acquires additional mineral interests or oil, gas and/or mineral leases within the Contract Area, Producer shall notify Gatherer with any proposed reasonable supporting documentation (including the location of any existing or proposed well(s)) sufficient for Gatherer to evaluate whether building an expansion of the Gathering System to any existing or proposed well on such new mineral or leasehold interests would be economic pursuant to the fee structure set forth in this Agreement. Gatherer, in its sole and absolute discretion, may decline to construct any Gathering System expansion to connect the Gathering System to any wells located on lands covered by such new mineral or leasehold interests or lands pooled therewith. Within sixty (60) Days after receiving notice (or, if later, reasonable supporting documentation) from Producer, Gatherer may either elect to construct the expansion pursuant to the fee structure set forth in this Agreement or propose an alternative fee structure that Gatherer deems economic. If Gatherer elects to construct the expansion pursuant to the fee structure set forth in this Agreement, Gatherer shall complete such expansion and be ready to accept Subject Gas as follows: (a) for an expansion requiring two (2) or fewer miles to connect the well(s) to the Gathering System, no later than one hundred and twenty (120) days; and (b) for all other expansions, as soon as reasonably practicable using diligent

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efforts; provided that the foregoing time periods in (a) and (b) shall be extended day-for-day for the duration of any events of force majeure affecting Gatherer’s performance, after receiving notice (or, if later, reasonable supporting documentation) from Producer. In the event such expansion is not completed and accepting Subject Gas within such time period, the affected new mineral or leasehold interest and land pooled therewith (but excluding any Dedicated Properties already connected to Gatherer’s System) shall, at Producer’s election by written notice to Gatherer delivered within five (5) days following such period of time, no longer be Dedicated Properties hereunder or subject to this Agreement in any manner whatsoever. If Gatherer proposes an alternative fee structure, then Producer may elect in its sole and absolute discretion to either (i) construct the connection to the Gathering System at Producer’s sole cost and expense, (ii) amend this Agreement to provide for the alternative fee structure proposed by Gatherer, in which case Gatherer shall construct the connection; or (iii) not connect such leasehold interests the Gathering System. If Gatherer elects to not connect, then the new mineral or leasehold interest and land pooled therewith (but excluding any Dedicated Properties already connected to Gatherer’s System) shall no longer be Dedicated Properties hereunder or subject to this Agreement in any manner whatsoever. If Producer elects to build the connection itself, such Gathering System expansion must meet all of Gatherer's specifications, and Gatherer will be responsible for the meter station and connection to the existing Gathering System. Gatherer may, at its election, but only within two years (2) of the initial delivery of production from the connection to the Gathering System, acquire the ownership of the connecting facilities installed by Producer by reimbursing Producer for the actual cost with no allowance for inflation or depreciation. In such event, Producer agrees to execute all assignments or contracts deemed reasonably necessary to accomplish the transfer to Gatherer of title to the Gathering System expansion, including rights-of-way and easements, on an “as is, where is” basis and with other terms and conditions customary for the purchase and sale of midstream assets within the Contract Area.

4.6    Gatherer agrees to deliver the Subject Gas to Producer or Producer’s nominated Transporter, less Producer’s pro rata share of Fuel and Loss, at the Delivery Point(s). The Subject Gas shall be deemed to have been delivered to Producer or to the Transporter on Producer’s behalf at the Delivery Point(s), and to have passed through the Delivery Point(s), when the Subject Gas passes through the upstream flange of the metering facility at the Delivery Point(s).

5.    System Operations; Imbalances

5.1    Gatherer shall retain full operational control of the Gathering System and shall at all times be entitled to schedule deliveries and to operate its facilities in a manner consistent with safe and prudent operating practices under the conditions which may exist from time to time. Accordingly, Gatherer may interrupt the gathering of the Subject Gas as necessary to test, alter, modify, enlarge, expand, maintain or repair any facility or property comprising any part of or appurtenant to

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the Gathering System; provided, however, during the time period during such interruption, Producer may dispose of the Subject Gas as it see fit and, if such interruption continues for a period of one hundred and twenty (120) consecutive days, extended day-for-day for the duration of any events of force majeure, Producer shall have the option, exercised solely at its discretion, to permanently release the Subject Gas produced from the affected well(s) by providing to Gatherer thirty (30) days' advance written notice, other than to the extent that prior to the expiration of such notice interruptions have ceased. It is understood and agreed by the Parties that in order for Gatherer to maintain efficiency in the Gathering System, it will be necessary to maintain a uniform rate of flow of the Gas to the Gathering System from all sources during each twenty-four (24) hour period. Therefore, Producer agrees that it will cooperate with Gatherer in regulating the flow rate of the Gas and in establishing a producing schedule to deliver on a commercially reasonable basis the Gas at a uniform and continuous flow rate. In the event that Gatherer enters into an operational balancing agreement with Producer’s Transporter, Producer hereby agrees to be bound by the terms set forth therein.

5.2    It is acknowledged that, because of dispatching and other causes, certain imbalances may occur between the MMBtus of the Subject Gas delivered hereunder by Gatherer to or for the account of Producer at the Delivery Point(s) and the MMBtus of the Subject Gas received from or on behalf of Producer at the Receipt Point(s). Such imbalances, if any, shall be eliminated as soon as practical after each such occurrence; provided, however, Gatherer shall not be required to eliminate any imbalance during any month in which the value of the Subject Gas received or delivered, as reasonably determined by Gatherer, is not representative of the market value of natural gas when the imbalance occurred. Any imbalance remaining following the termination of this Agreement shall be eliminated during the Month following the Month in which termination occurs or as soon as practicable thereafter. Producer authorizes the operator of each of Producer’s wells to be its agent for the purpose of providing Gatherer with instructions to adjust allocations of the Subject Gas attributable to that well for gas balancing purposes. Producer represents that it has the right to make any such adjustments and that such adjustments are correct. Gatherer may adjust the Subject Gas allocated to that well in accordance with these instructions but Gatherer is not obligated to do so at any time. Gatherer shall notify Producer of any such allocation change implemented by Gatherer at Producer’s operator’s instructions.

5.3    The Parties acknowledge that the Gathering System is connected to the facilities of Transporter and, as a result, Gatherer shall be, from time to time, subject to certain requirements imposed by Transporter. Accordingly, Gatherer shall have the right under this Agreement to require Producer to comply with the pipeline requirements of Transporter. PRODUCER AGREES TO INDEMNIFY, DEFEND, AND HOLD GATHERER HARMLESS FROM PRODUCER’S FAILURE TO COMPLY WITH TRANSPORTER’S REQUIREMENTS.

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6.    Quantity; Nominations and Dispatching

6.1    The Parties acknowledge and agree that natural gas (including Gas) which is owned by Tokyo Gas is subject to the Tokyo Gas Gathering and Processing Agreement and may be delivered to Gatherer by Producer pursuant to a joint operating agreement between Producer and Tokyo Gas.
6.2    Subject to Gathering System capacity, Gatherer shall gather that volume of Subject Gas legally allowed to be produced which is attributable to the interest owned or controlled by Producer in wells drilled on lands within the Contract Area or lands pooled therewith; provided, Producer or Producer’s Transporter or nominee will accept the Subject Gas redelivered on Producer’s behalf at the Delivery Point(s). Gatherer may, from time to time, find it necessary to shut off entirely or restrict the flow of gas to the Gathering System notwithstanding anything herein to the contrary and, in such event, Gatherer shall not be liable to Producer for the resulting effect thereof; provided, however, during the time period during such shut off or restriction, Producer may dispose of the Subject Gas as it see fit and if such shut off or restriction continues for a period of ninety (90) consecutive days, extended day-for-day for the duration of events of force majeure affecting Gatherer’s performance, then the Subject Gas produced from the affected well(s) shall, at Producer’s election by no less than thirty days’ prior written notice to Gatherer, no longer be Dedicated Properties hereunder or subject to this Agreement in any manner whatsoever unless Gatherer has remedied the cause of such shut off or restriction prior to the date set forth in Producer’s notice. Gatherer shall provide Producer reasonable prior notice of any shut down due to routine maintenance and shall prudently work to minimize the amount of such downtime.

6.2    Producer shall make all nominations to Transporter in accordance with Transporter’s nomination procedures, and shall make any and all other arrangements necessary for Transporter to receive the Subject Gas at the Delivery Point(s). Producer shall nominate to Gatherer in writing, not less than three (3) business Days prior to the first day of each Month during the Term of this Agreement, the daily quantity of the Subject Gas and Gas owned by Tokyo Gas (expressed in MCFs and MMBtus) that Producer shall deliver to Gatherer at the Receipt Point(s) for gathering during such Month and that Producer or Producer’s Transporter or nominee shall accept at the Delivery Point(s). The Parties acknowledge and agree that the Gas owned by Tokyo Gas shall be delivered to Gatherer by Producer, but shall be gathered by Gatherer pursuant to the Tokyo Gas Gathering Agreement. As between Producer and Gatherer, Producer shall be solely responsible for imbalances, penalties, cash-out payments, or other consequences of any failure to submit timely and proper nominations in accordance with the requirements of the Transporter or the failure to deliver or receive quantities of the Subject Gas in accordance with said nominations.

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6.3    Gatherer and Producer shall designate a dispatcher(s) who shall be continuously on call for nomination purposes, and shall notify each other in writing of such dispatcher(s) and their telephone number(s).

6.4    Producer’s dispatcher shall notify Gatherer’s dispatcher(s) in advance of any anticipated decrease in delivery rate below the daily nominated quantity. Producer’s dispatcher(s) must obtain the prior written approval from Gatherer’s dispatcher(s) for any delivery rate in excess of the daily quantity rate. Gatherer’s dispatcher(s) shall notify Producer’s dispatcher(s) of any anticipated inability to receive the Gas at a delivery rate less than (a) the daily nominated quantity rate; or (b) a previously orally authorized delivery rate in excess of the daily nominated quantity rate.

6.5    The quantity of Gas delivered by Producer at each Receipt Point hereunder during a Month shall be determined in accordance with the allocation procedures set forth in Section 10 below.

6.6    Producer and Gatherer shall conduct semi-annual technical meetings at which Producer shall provide Gatherer with estimated monthly volume forecasts, drilling and development plans for the next twelve (12) months, and discuss other operational matters, and at which Gatherer shall provide Producer Gatherer’s projected maintenance and system outage schedules, Gathering System pressures and operating constraints, and system balances for the next twelve (12) months, and discuss other operational matters.

7.    Quality

7.1    Gatherer shall not be obligated to receive, gather, or redeliver (as the case may be) the Subject Gas delivered by or on behalf of Producer hereunder that fails to meet the quality specifications of (i) the Transporter at any of the Delivery Point(s), except for quality specifications relating to hydration and CO2 content of the Subject Gas that are contemplated to be satisfied by virtue of Gatherer’s provision of certain dehydration and treating services at its existing treating facility as more particularly described in Exhibit C attached hereto, or (ii) the following specifications:

a.    The Subject Gas must be commercial in quality and free from any foreign materials such as dirt, dust, iron particles, crude oil, dark condensate, free water, and other impurities; and substances which may be injurious to pipelines or which may interfere with the gathering, processing, transmission, or commercial utilization of said Subject Gas;

b.    The Subject Gas delivered hereunder shall not exceed a temperature of one hundred twenty (120) degrees Fahrenheit, nor have a

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hydrocarbon dewpoint below forty (40) degrees Fahrenheit, at the Receipt Point(s);

c.    The Subject Gas delivered hereunder shall not contain more than:

(i)    One-fourth grain of hydrogen sulfide, or five grains of total sulfur, or one grain mercaptan per one hundred (100) cubic feet;

(ii)    one part per million by volume of oxygen; or

(iii)    two percent by volume of nitrogen.

d.    No diluents such as carbon dioxide, air, or nitrogen shall be added to the Subject Gas;

e.    The Subject Gas shall contain no carbon monoxide, halogens, or unsaturated hydrocarbons, and no more than 0.1 parts per million of hydrogen; and

f.    The Subject Gas shall have a total heating value of not less than 950 Btus nor more than 1050 Btus per cubic foot and 2 GPM of ethane and heavier hydrocarbons.

In the event of any conflict as between specifications of a Transporter and those above, the most stringent or restrictive specifications shall be applicable to the Subject Gas proffered under this Agreement. With respect to the “no water” or “hydrocarbons in liquid form” specification, Producer agrees to operate its facilities in a prudent manner so that no water or hydrocarbons in liquid form enters the Gathering System. In the event Gatherer receives liquid water or hydrocarbons from Producer at any Delivery Point, in addition to any adjustments to gas measurement that may be necessary to accurately reflect the quantity of the Subject Gas delivered by Producer to Gatherer at such Delivery Point, Gatherer shall have the right, if such receipts of liquid water or hydrocarbons have not ceased within seven (7) Days after Gatherer’s written notice to Producer, to cease taking deliveries of the Subject gas at such Delivery Point until such time as Producer rectifies the situation.

7.2    If any of the Subject Gas delivered by Producer hereunder should fail to meet the quality specifications set forth in Section 7.1, Gatherer may elect to either (i) accept and gather such Subject Gas, (ii) accept, but treat and/or condition such Subject Gas prior to gathering at an additional cost, or (iii) refuse to accept such Subject Gas. The acceptance of the Subject Gas not meeting the quality specifications set forth in Section 7.1 shall not be deemed a waiver of Gatherer’s right to reject such Subject Gas at any later time, and Gatherer shall be entitled, at an

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y time and from time to time, to decline to accept proffered deliveries of the Subject Gas not meeting the quality specifications set forth herein.

7.3     If Gatherer elects to accept but treat and/or condition the nonconforming the Subject Gas prior to gathering, Gatherer shall advise Producer of such election and associated fees and costs to be charged by Gatherer. Producer shall then have a maximum of thirty (30) days to advise Gatherer if it will treat and/or condition such non-conforming Subject Gas and the cost associated with such treatment. If Producer does not elect to treat and/or condition such nonconforming Subject Gas or fails to make such election within the specified time period, then Gatherer shall have the right to (i) proceed with gathering such nonconforming Subject Gas and Producer shall pay to Gatherer all associated fees and costs charged by Gatherer in connection with such actions, or (ii) reject and release such non-conforming Subject Gas from the terms of this Agreement.

7.4.    If there is an enactment of, or change in, any law after the Effective Date that, in Gatherer’s reasonable determination, results in a governmental authority requiring Gatherer or Producer to hold or acquire emission allowances or their equivalent related to the carbon dioxide content or emissions or the greenhouse gas content or emissions attributable to Gas and/or the gathering and/or processing of such Gas (collectively, “Producer’s GHG Emissions”), then Gatherer will notify Producer of such enactment of, or change in, such law. Thereafter, Producer shall use commercially reasonable efforts to provide any required emissions allowances or their equivalents to Gatherer in a timely manner. If Producer fails to provide such emission allowances or their equivalents and Gatherer incurs expenses to acquire such allowances or their equivalents in the marketplace, or incurs any out-of-pocket costs or expenses for disposal or treating of carbon dioxide, or otherwise, or if any other additional economic burden is placed on Gatherer in connection with or related to Producer’s GHG Emissions, including but not limited to any tax, assessment, or other cost or expense (collectively, “Emissions Charges”), such Emissions Charges shall be fully the responsibility of Producer. Should Gatherer incur any such Emissions Charges, Producer shall reimburse Gatherer for the same within thirty (30) Days of receipt of an invoice along with reasonable supporting documentation. If carbon dioxide is sold by Gatherer on behalf of Producer, then the proceeds, net of Emissions Charges, taxes, and costs and expenses of such sale, shall be paid to Producer or deducted from amounts owed by Producer pursuant to this Agreement. Notwithstanding the foregoing, should any such enactment of, or change in, law require Gatherer to construct new facilities or to modify any part of the Gathering System or the Plant under this Section 7.4, the Parties shall negotiate in good faith and use commercially reasonable efforts to agree on the most cost effective method of constructing or modifying such facilities.

8.    Tests

8.1    Producer and Gatherer do hereby agree as follows:

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a.    Gatherer shall procure or cause to be procured a sample of the Subject Gas at each Receipt Point and Delivery Point, respectively, and analyze the samples by chromatographic analysis to determine the Component content (mole percent), specific gravity, and the Btu content thereof.

b.    Tests provided for in Subparagraphs (a) of this Section 8.1 shall be made by Gatherer using its own equipment or by an independent testing service. Samples will be taken at each Gathering System Delivery Point according to the monthly average daily flow capabilities of such Gathering System Delivery Point as follows: Gathering System Delivery Point(s) that average 5,000 Mcf per day and higher shall be sampled monthly; Gathering System Delivery Points that average between 4,999 Mcf and 1,000 Mcf per day shall be sampled quarterly; and Gathering System Points of Delivery that average below 1,000 Mcf per day shall be tested semi-annually or more often as Gatherer deems necessary. All such tests shall be made in accordance with approved engineering practices. Representatives of Producer shall be entitled to witness such tests, and Producer shall give advance written notice to Gatherer in the event that it exercises such right.

8.2    Physical constants required for making calculations hereunder shall be taken from the Gas Processors Association Physical Constants Publication No. 2145-03 (as amended from time to time). Physical constants for the hexanes and heavier hydrocarbons portion of hydrocarbon mixtures shall be assumed to be the same as the physical constants for hexane. The heat content per gallon of each liquid hydrocarbon Component shall be determined by multiplying the cubic feet per gallon of such liquid hydrocarbon Component by the heat content per cubic foot thereof.

9.    Measurement and Meter Testing

9.1    The unit of volume for measurement of Gas delivered hereunder shall be one thousand (1,000) cubic feet of Gas (or MCF) at a base temperature of 60 degrees Fahrenheit and at an absolute pressure of 14.65 psia and saturated with water vapor. All fundamental constants, observations, records, and procedures involved in determining the quantity of Gas delivered hereunder shall be in accordance with the standards prescribed in Report Nos. 3 and 8, of the American Gas Association, as amended or supplemented from time to time, respectively. It is agreed that for the purpose of measurement and computations hereunder, the atmospheric pressure shall be assumed to be 14.65 psia regardless of the atmospheric pressure at which the Gas is measured and that the Gas obeys the Ideal Gas Laws as to variations of volume with pressure and specific gravity, including the deviation from Boyle’s law, and shall all be made by Gatherer in accordance with applicable rules, regulations, and orders. It is also agreed that

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Gatherer may apply a uniform correction factor for water vapor if Gatherer deems it necessary in its sole and absolute discretion.

9.2    Gatherer shall install, maintain, and operate, or cause to be maintained and operated, a measuring station located at each Receipt Point and Delivery Point. Said measuring station(s) shall be so equipped with orifice meters, recording gauges, or other types of meter or meters of standard make and design commonly acceptable in the industry, and of suitable size and design, as to accomplish the accurate measurement of the Subject Gas delivered hereunder. The changing and integration of the charts (if utilized for measurement purposes hereunder) and calibrating and adjusting of meters shall be done by Gatherer. Gatherer shall have the right to utilize electronic gas measuring equipment should it so desire.

9.3    Producer may, at its option and expense, install check meters for checking Gatherer’s metering equipment at each Receipt Point; and the same shall be so installed as not to interfere with the operation of the Gathering System.

9.4    The temperature of the Subject Gas flowing through the meter shall be determined by the continuous use of a recording thermometer or device installed by Gatherer, so that it will properly record the temperature of the Subject Gas flowing through the meter.

9.5    The specific gravity of the Subject Gas flowing through the meter shall be determined by methods commonly accepted in the industry. Specific gravities so determined will be used in calculating Subject Gas deliveries until the next specific gravity test is made.

9.6    Each Party shall have the right to be present at the time of any installation, reading, sampling, cleaning, changing, repair, inspection, testing, calibration, or adjustment done in connection with the other Party’s measuring equipment used in measuring deliveries hereunder. The records from such measuring equipment shall remain the property of their owner, but upon request, each will submit to the other its records and charts, together with calculations therefrom subject to return within thirty (30) days after receipt thereof. If meters utilizing charts are used to measure the Subject Gas hereunder, then the charts shall be kept on file for a period of two (2) years, or such longer period as may be required by law. In addition, any other measurement data shall also be kept for the same time period. Each Party, during the first production month, and after that at least semi-annually, or more often if necessary, shall calibrate the meters and instruments installed by it or cause the same to be calibrated. Gatherer shall give Producer ten (10) days notice in advance of such tests so that the latter may, at its election, be present in person or by its representative to observe adjustments, if any are made.

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9.7    If the metering equipment is found to be inaccurate by two percent (2%) or more, registration thereof and any payment based upon such registration shall be corrected at the rate of such inaccuracy for any period of inaccuracy which is definitely known or agreed upon, or if not known or agreed upon, then for a period extending back one-half of the time elapsed since the last day of the calibration. Unless conclusively determined that Gatherer’s measurement equipment is inaccurate by two percent (2%) or more, Gatherer’s measurement shall be deemed to be correct for all purposes hereunder, and no adjustment shall be made to the previous volumes. Following any test, any metering equipment found to be inaccurate to any degree shall be adjusted immediately to measure accurately. If for any reason any meter is out of service or out of repair so that the quantity of the Subject Gas delivered through such meter cannot be ascertained or computed from the readings thereof, the quantity of the Subject Gas so delivered during such period shall be estimated and agreed upon by the Parties upon the basis of the best available data using the first of the following methods which is feasible:

a.    By using the registration of any check measuring equipment of Producer, if installed and registering accurately;

b.    By correcting the error if the percentage of error is ascertainable by calibration, test, or mathematical calculation; or

c. By estimating the quantity of deliveries during preceding periods under similar conditions when the meter was registering accurately.

9.8    If Producer shall notify Gatherer, or if Gatherer shall notify Producer, at any time that a special test of any Receipt Point meter is desired, the Parties shall cooperate to secure an immediate verification of the accuracy of such meter and joint observation of any adjustments. All tests of Gatherer’s measuring equipment at any Receipt Point shall be made at Gatherer’s expense, except that Producer shall bear the expense of tests made at its request if the inaccuracy found is less than two percent (2%). Expense as used in this Section 9.8 shall be limited to actual out-of-pocket costs of Gatherer as the result of testing and shall not include any costs incurred by Producer as the result of witnessing said testing.

9.9    If during any month less than 1,000 MCF of Gas is delivered to a Receipt Point (except for reasons of Force Majeure), then Gatherer shall charge a meter fee applicable to any such Receipt Point equal to (***). Such fee shall be invoiced to Producer and payable thirty (30) days after receipt by Producer of such invoice.

9.10    The Parties recognize and acknowledge that technological advances may occur over the term of this Agreement which may render certain measurement devices obsolete, or less accurate, or less efficient than that which may be available. In such event, Gatherer may, with Producer’s approval, substitute or utilize such

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available measurement equipment in lieu of any measurement equipment described above in this Section 9.

9.11    If for any reason the Subject Gas is delivered to Gatherer at a Receipt Point with pulsations that affect the accuracy of the measurement, Producer shall be responsible for installing necessary pulsation dampeners, or other devices, to eliminate or reduce the pulsations to a reasonably acceptable level determined by Gatherer.

10.    Allocation of Gains, Fuel and Loss

10.1    Gatherer shall use general industry care in transporting the Subject Gas from the Receipt Point(s) to the Delivery Point(s) for Producer’s account or sale. However, the Parties understand and agree that certain volumetric gains and losses in the Subject Gas will occur and shall be shared by and among Producer and other third parties whose gas is transported by Gatherer, in the proportion that the gas of each Person who delivers gas into the Gathering System bears to the total gas received at the respective receipt point. In determining the quantity of the Subject Gas delivered by Producer at each Receipt Point hereunder during a month, Gatherer shall allocate to Producer at each such Receipt Point a quantity of gas equal to (a) a percentage of the total quantities (expressed in MMBtus) reported for such Month by the Transporter at the Delivery Point(s) (the “Total Delivered Quantities”) equal to 100% of such Total Delivered Quantities times a fraction, the numerator of which is the number of MMBtus of the Subject Gas delivered by Producer during such Month at said Receipt Point, and the denominator of which is the number of MMBtus of all gas delivered into the Gathering System from all receipt points, minus (b) Producer’s applicable Fuel and Loss. In making the determinations under this Section 10, Gatherer may rely on, and shall be fully protected in relying on, any determination, report or statement received by Gatherer from any operator of a well regarding the number of MMBtus delivered from such well into the Gathering System at any receipt point on the Gathering System.

10.2    Producer’s pro rata share of such Fuel and Loss shall equal the product of the total Fuel and Loss utilized, consumed or incurred by the Gathering System, multiplied by a fraction, the numerator of which is Producer’s MMBtus of the Subject Gas metered into the Gathering System at the Receipt Point(s) and the denominator of which is the total number of MMBtus of gas metered into the Gathering System upstream of all receipt points.

10.3    Electrical Power shall be utilized in the operation of the Gathering System (including Electrical Power used for dehydration, compression, conditioning, blending, treating, or recompression), and Producer’s pro rata share shall equal the product of the total dollar amount paid for such Electrical Power multiplied by a fraction, the numerator of which is the number of Producer’s MMBtus of the Subject Gas metered into the Gathering System upstream of the Receipt

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Point(s) and the denominator of which is the total number of MMBtus of gas metered into the Gathering System upstream of all receipt points, to be invoiced to Producer and paid to Gatherer in accordance with Section 12 below. Producer reserves the right to participate in the selection of Electrical Power suppliers but Gatherer is entitled to make the final decisions on such selections.

11.    Fees

11.1    Producer shall pay to Gatherer a rate equal to (***) of the Subject Gas received by Gatherer and metered at the Receipt Points, subject to adjustment as provided in Section 11.3 (such rate, as so adjusted, the “Gathering Fee”). In addition to the Gathering Fee, Producer shall pay on each MCF of the Subject Gas received by Gatherer and metered at the Receipt Points an additional rate equal to (***) of the published (***) Index (as published on an MMBtu basis).

11.2    Producer shall pay to Gatherer (***) per MCF of Lift Gas redelivered to Producer pursuant to Lift Gas systems in existence as of the Effective Date, subject to adjustment as provided in Section 11.3 (such rate, as so adjusted, the "Lift Gas Fee").

11.3    On each Escalation Date, the Gathering Fee and the Lift Gas Fee will increase by a percentage equal to the CPI Adjustment.

11.4    Subject to Section 11.5, Gatherer shall have the Exclusive Right to provide Producer's gas lift needs for the remaining Term of the Agreement. As used herein, the term “Exclusive Right" is defined to mean that (i) Gatherer shall be the exclusive provider of gas lift services to Producer at the existing and any future points delivered into Producer's existing and future gas lift systems, and (ii) Producer shall negotiate with no other party and deal exclusively with Gatherer to potentially provide any alternative gas lift method which could eliminate or materially alter the then existing manner in which Gatherer supplies lift gas to Producer at existing and future wells. If Gatherer elects (other than as a result of force majeure) to discontinue deliveries of lift gas or fails to provide lift gas at a pressure of 950 psig or higher for a period of thirty (30) consecutive days or longer, Producer shall have the option, exercised solely at its discretion, by providing written notice to Gatherer to terminate Gatherer’s Exclusive Right with respect to the affected points of delivery.

11.5.     If Producer has Lift Gas needs that require the construction of a new gas lift system within the Contract Area, Producer shall notify Gatherer with any proposed reasonable supporting documentation (including the location of any existing or proposed well(s)) sufficient for Gatherer to evaluate whether building of a new gas lift system to any existing or proposed well would be economic pursuant to the fee structure set forth in this Agreement. Gatherer, in its sole and absolute discretion, may decline to construct any new gas lift system. Within sixty (60) Days after receiving notice (or, if later, reasonable supporting documentation) from

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Producer, Gatherer shall notify Producer whether or not it elects to construct such new gas lift system pursuant to the fee structure set forth in this Agreement. If Gatherer elects to construct the new gas lift system, such construction shall be completed and functioning as soon as reasonably practicable subject to force majeure affecting Gatherer’s performance, after receiving notice (or, if later, reasonable supporting documentation) from Producer (the “Gas Lift Construction Period”). In the event either Gatherer elects not to construct the new gas lift system or elects to build such construction, but it is not completed and functioning within the Gas Lift Construction Period, Producer shall have the right to cause the proposed Lift Gas needs to be provided as it sees fit, by a third party or otherwise.

11.6    Sections 11.4 and 11.5 are not intended to hinder Producer from alternative non gas lift methods (including, but not limited to, plungers or other similar lifting technologies) at any individual well (including each such well for which there is no gas lift pipeline connection as of the date hereof), where such lift gas being provided or to be provided, as applicable, by Gatherer is not or will not be adequate at such particular well to provide Producer's lift requirements. Producer shall retain sole discretion in the deployment of these alternative non gas lift techniques; provided in the event that Producer employs such artificial non gas lift techniques on a well, it will notify Gatherer within a commercially reasonable time frame.

12.    Accounting, Payments and Credit Assurances

12.1    Producer shall furnish to Gatherer on or before the first day of each month a report or statement disclosing information necessary to enable Gatherer to determine the percentage of gas delivered at each Receipt Point that is owned by Producer and the percentage of gas delivered at each Receipt Point that is owned by any other working interest owner for which Producer delivered gas to the Gathering System (and each such working interest owner’s respective percentage of such gas) related to the preceding month. Gatherer shall furnish to Producer on or before the twenty-fifth (25th) day of each month a report or statement disclosing information necessary to enable Producer to make reasonable and accurate statistical and accounting entries upon its books concerning all phases of this Agreement related to the preceding month, including any statement of the Subject Gas delivered for Producer’s account to its Transporter, the total volume of the Subject Gas in MCF and in MMBtu measured at the Receipt Point(s), Producer’s pro rata share of Fuel and Loss and the cost billed to Gatherer for Electrical Power, if any, and the amounts due Gatherer for the services provided hereunder. Producer shall remit the amounts due Gatherer with respect to the Subject Gas within thirty (30) days after the receipt of Gatherer’s statement. PRODUCER SHALL INDEMNIFY AND HOLD GATHERER HARMLESS FROM ANY AND ALL CHARGES, PENALTIES, COSTS AND EXPENSES OF WHATEVER KIND OR NATURE ARISING FROM PRODUCER’S FAILURE TO PAY SUCH PAYMENTS, INCLUDING COSTS AND EXPENSES OF ANY LITIGATION AND REASONABLE ATTORNEYS’ FEES ASSOCIATED THEREWITH. Unpaid amounts due with

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respect to Subject Gas shall accrue interest at the lesser of a rate equal to one and one half percent (1.5%) per month or the maximum rate permitted by law, until the balance is paid in full.

12.2    Each Party shall have the right during reasonable hours to examine books, records, charts, and original test data of the other Party to the extent necessary to verify the accuracy of any statement, charge, credit, computation, test, or delivery made pursuant to any provision hereof. If any such examination reveals any inaccuracy in any such statement, charge, credit, computation, test, or delivery, the necessary adjustment shall be promptly made without interest or penalty. Neither Party will have any right to recoup or recover prior overpayments or under payments that result from error that occur in spite of good faith performance if the amounts involved do not exceed fifty dollars ($50.00) per month per Receipt Point.

12.3    Producer shall be responsible for the payment of all royalties due on the Gas. Producer shall indemnify and hold Gatherer harmless from any and all claims, actions, causes of action, damages, liability, or obligations arising out of or in any way related to the payment of the lessor’s royalty or any other burden or encumbrance affecting the Gas.

12.4    Notwithstanding any change in ownership of Producer’s properties, Gatherer shall never be required to make payments or to give notices required under the provisions of this agreement to more than one party.

12.5    All accounting records and documents directly related to this Agreement prepared by any Party shall be retained for a period of not less than two years following the end of the calendar year of their origination. The Parties further agree that all matters relating to the accounting hereunder for any calendar year shall be considered correct and not subject to further audit or legal challenge after two years following the end of the calendar year.

12.6    Producer creditworthiness requirements shall be substantially similar to those requirements set forth below:

a.
Producer will be deemed creditworthy: (i) during a period in which Producer does not have long-term secured debt securities rated by S&P and Moody’s, then if according to the most recent of (y) Producer’s audited annual financial statements, or (z) Producer’s quarterly financial statements, (A) its current ratio (dividing current assets (which shall include available borrowings under its credit facility and undrawn equity committed by its equity holders) by current liabilities) is (***) or higher and (B) its leverage ratio as determined using the methodology required by its bank group is at least (***) below its then-current bank group covenant but in no event greater than (***); or (ii) otherwise, if its long-term unsecured

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debt securities are rated at least BB- by Standard & Poor's Corporation ("S&P") and at least Ba3 by Moody's Investor Service ("Moody's"); provided, however, that if the Producer's rating is at BB- or Ba3 and the short-term or long-term outlook is negative, Gatherer may require further analysis. Producer shall provide its most recent audited financial statements on the Effective Date and, in the event Producer does not have long-term unsecured debt securities rated by S&P and Moody’s, then Producer must also provide Gatherer audited annual financial statements on an annual basis and unaudited quarterly financial statements on a quarterly basis.

b.
If Producer does not meet the criteria described above, then Producer may request that Gatherer evaluate its creditworthiness based upon the level of service requested relative to the Producer's current and future ability to meet its obligations. Further, if Producer's creditworthiness does not meet any of the foregoing criteria, Producer will be considered creditworthy if Producer maintains and delivers to Gatherer an irrevocable guaranty of payment in form acceptable to Gatherer, or an irrevocable letter of credit from a financial institution rated at least A- by S&P or at least A3 by Moody's, in a form acceptable to Gatherer, in either case of the guaranty or the letter of credit in an amount satisfactory to Gatherer, which will be equal to the total amounts invoiced to Producer by Gatherer in the immediately preceding two (2) Months. The obligation to maintain such credit assurance shall extend until such time as Producer is deemed creditworthy as defined herein. Producer shall provide the guaranty or the letter of credit within twenty (20) days of written notice by Gatherer that such financial assurance is required.

c.
The creditworthiness requirements set forth in this Section 12.6 shall apply to any permitted assignment (in whole or in part), and to any permitted permanent release, as applicable, of this Agreement. Gatherer shall apply consistent evaluation practices to all similarly situated producers to determine Producer’s financial ability to perform the payment obligations due to Gatherer

13.    Warranty

13.1    PRODUCER warrants the title to all the Subject Gas owned by Producer and all components thereof which shall be delivered by Producer to Gatherer hereunder, the right to enter into this Agreement with reference to such Subject Gas, and that such Subject Gas owned by Producer is free from all liens and adverse claims; and AGREES, IF NOTIFIED THEREOF BY GATHERER, TO INDEMNIFY, DEFEND AND HOLD

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GATHERER HARMLESS FROM AND AGAINST ANY AND ALL SUITS, ACTIONS, LOSSES, DEBTS, ACCOUNTS, DAMAGES, COSTS AND EXPENSES ARISING FROM OR OUT OF ANY ADVERSE CLAIM AS TO PRODUCER’S TITLE, INCLUDING BUT NOT LIMITED TO, ANY ADVERSE CLAIMS BROUGHT BY OR THROUGH A MINERAL INTEREST OR ROYALTY OWNER, TO OR AGAINST THE SUBJECT GAS OWNED BY PRODUCER. Producer agrees to make settlement for all royalties, overriding royalty interests, and/or production payments due and payable on the Subject Gas delivered to Gatherer hereunder, any Components of the Subject Gas extracted or saved therefrom, and the sale and disposition of the Subject Gas and any Components thereof, all in accordance with the terms of the leases, interests and/or agreements (including applicable instruments of title) from which the Subject Gas delivered to Gatherer hereunder is produced, and all amendments thereto.

13.2    Producer also represents and warrants that it has full authority to receive payment for the sum of all of the Subject Gas delivered hereunder.

14.    Taxes

14.1    Producer shall pay or cause to be paid all production, severance and ad valorem taxes, assessments, and other charges levied or assessed against the Gas gathered hereunder, and all taxes and statutory charges levied or assessed against any of Producer’s properties, facilities, or operations. Producer shall reimburse Gatherer to the extent of any severance or other such taxes paid by Gatherer on behalf of Producer.

14.2    Gatherer shall pay all taxes and statutory charges levied or assessed against the Gathering System and operations concerning such system.

15.    Indemnity and Damages

15.1    As between the Parties, and as to liability, if any, accruing to either Party or to any third party, Producer shall be solely liable for and in control and possession of, and bear the risk of loss with respect to, the Gas deliverable hereunder until the Gas is delivered to Gatherer at the Receipt Point(s). Gatherer shall be solely liable for and in control and possession of, and bear the risk of loss with respect to, the Gas after the Gas is delivered to Gatherer at the Receipt Point(s) hereunder until the Subject Gas is delivered to Producer or to the Transporter on Producer’s behalf at the Delivery Point(s), whereupon Producer shall again be solely liable for the Subject Gas and in control and possession thereof and bear the risk of loss of the Subject Gas delivered to Transporter. If Lift Gas is redelivered to Producer as provided herein, then, in that event, Gatherer shall be solely liable for and in control and possession of such Lift Gas from the time such Lift Gas exits the Gathering System until redelivered to Producer, whereupon Producer shall again be in control and possession and bear the risk of loss of such Lift Gas.

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15.2    PRODUCER SHALL BE AFFORDED ACCESS TO GATHERER’S PROPERTY AND THE FACILITIES TO THE EXTENT NECESSARY TO CARRY OUT ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT, AND PRODUCER SHALL FULLY OBSERVE AND COMPLY WITH ALL OF GATHERER’S SAFETY PRACTICES AND PROCEDURES WHILE ON THE PREMISES. PRODUCER HEREBY AGREES TO INDEMNIFY, HOLD HARMLESS, PROTECT, DEFEND, AND DISCHARGE GATHERER AND ITS AFFILIATED COMPANIES, PARTNERS, SUCCESSORS, ASSIGNS, OFFICERS, DIRECTORS, MANAGERS, SHAREHOLDERS, MEMBERS, EMPLOYEES AND AGENTS FOR, FROM AND AGAINST ANY AND ALL JUDGMENTS, EXECUTIONS, CAUSES OF ACTION, DEMANDS, RIGHTS, SUITS, DEBTS AND SUMS OF MONEY, ACCOUNTINGS, DUES, PENALTIES, FINES, CLAIMS (INCLUDING, WITHOUT LIMITATION, CLAIMS FOR CONTRIBUTION), LIABILITIES, LOSSES, COSTS, DAMAGES AND EXPENSES (INCLUDING COURT COSTS, REASONABLE COSTS OF INVESTIGATION, DEFENSE AND ATTORNEY’S FEES) FOR THE INJURY TO OR DEATH OF ANY PERSON (INCLUDING, WITHOUT LIMITATION, EACH OF PRODUCER’S AND GATHERER’S EMPLOYEES, AGENTS AND CONTRACTORS) OR PROPERTY DAMAGE OF ANY NATURE, KIND OR DESCRIPTION OR ANY OTHER CLAIM OF ANY NATURE, KIND OR DESCRIPTION BROUGHT BY ANY PERSON, WHETHER LEGAL OR EQUITABLE, WHICH ARISES OUT OF OR RESULTS FROM (I) PRODUCER’S OWNERSHIP AND CONTROL OF (a) THE GAS PRIOR TO THE TIME THAT THE GAS PASSES THROUGH THE GATHERING SYSTEM RECEIPT POINT(S) AND AFTER THE GAS PASSES THROUGH THE DELIVERY POINT(S) AND (b) THE LIFT GAS AFTER THE LIFT GAS HAS BEEN REDELIVERED TO PRODUCER AND PRIOR TO THE TIME THAT GAS, INCLUDING SUCH LIFT GAS, PASSES THROUGH THE RECEIPT POINT, (II) PRODUCER’S OWNERSHIP AND OPERATION (OR ANY OPERATION ON BEHALF OF PRODUCER) OF THE WELLS LOCATED WITHIN THE CONTRACT AREA AND ANY FACILITIES OR EQUIPMENT INSTALLED OR MAINTAINED BY PRODUCER OR ITS OPERATORS UPSTREAM OF THE GATHERING SYSTEM RECEIPT POINT, REGARDLESS OF WHETHER SUCH WAS REQUIRED BY THE TERMS OF THIS AGREEMENT, (III) ANY ACCESS TO GATHERER’S PROPERTY BY (OR ANY DELIVERY OF GATHERER’S RECORDS OR CHARTS TO) PRODUCER OR ITS REPRESENTATIVES, EMPLOYEES, AGENTS OR CONTRACTORS, (IV) PRODUCER’S BREACH OF THIS AGREEMENT, OR (V) ANY VIOLATION OF THE LAW BY PRODUCER, IN EACH CASE REGARDLESS OF ANY SOLE, CONCURRENT OR COMPARATIVE NEGLIGENCE OR STRICT LIABILITY OF GATHERER OR ANY OF THE PERSONS INDEMNIFIED BY PRODUCER UNDER THE FOREGOING PROVISIONS.

GATHERER HEREBY AGREES TO INDEMNIFY, HOLD HARMLESS, PROTECT, DEFEND AND DISCHARGE PRODUCER AND ITS AFFILIATED COMPANIES, PARTNERS, SUCCESSORS, ASSIGNS, OFFICERS, DIRECTORS,

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SHAREHOLDERS, EMPLOYEES AND AGENTS FOR, FROM AND AGAINST ANY AND ALL JUDGMENTS, EXECUTIONS, CAUSES OF ACTION, DEMANDS, RIGHTS, SUITS, DEBTS AND SUMS OF MONEY, ACCOUNTINGS, DUES, PENALTIES, FINES, CLAIMS (INCLUDING, WITHOUT LIMITATION, CLAIMS FOR CONTRIBUTION), LIABILITIES, LOSSES, COSTS, DAMAGES AND EXPENSES (INCLUDING COURT COSTS, REASONABLE COSTS OF INVESTIGATION, DEFENSE AND ATTORNEY’S FEES) FOR THE INJURY TO OR DEATH OF ANY PERSON (INCLUDING, WITHOUT LIMITATION, EACH OF PRODUCER’S AND GATHERER’S EMPLOYEES, AGENTS AND CONTRACTORS) OR PROPERTY DAMAGE OF ANY NATURE, KIND OR DESCRIPTION OR ANY OTHER CLAIM OF ANY NATURE, KIND OR DESCRIPTION BROUGHT BY ANY PERSON, WHETHER LEGAL OR EQUITABLE, WHICH ARISES OUT OF OR RESULTS FROM (I) GATHERER’S CONTROL OF (a) THE GAS AFTER THE GAS PASSES THROUGH THE GATHERING SYSTEM RECEIPT POINTS TO THE TIME THAT THE GAS PASSES THROUGH THE DELIVERY POINT(S) AND (b) THE LIFT GAS FROM THE TIME SUCH LIFT GAS EXITS THE GATHERING SYSTEM UNTIL SUCH LIFT GAS IS REDELIVERED TO PRODUCER, (II) GATHERER’S OWNERSHIP AND OPERATION OF THE GATHERING SYSTEM, (III) GATHERER’S BREACH OF THIS AGREEMENT, OR (IV) ANY VIOLATION OF THE LAW BY GATHERER, IN EACH CASE REGARDLESS OF ANY SOLE, CONCURRENT OR COMPARATIVE NEGLIGENCE OR STRICT LIABILITY OF PRODUCER OR ANY OF THE PERSONS INDEMNIFIED BY GATHERER UNDER THE FOREGOING PROVISIONS. THE INDEMNIFICATION RIGHTS HEREIN SHALL BE CUMULATIVE OF, AND IN ADDITION TO, ANY AND ALL OTHER RIGHTS, REMEDIES OR RECOURSE OF THE PARTIES AND SHALL SURVIVE ANY EXPIRATION OR TERMINATION OF THIS AGREEMENT. TO THE EXTENT AND ONLY TO THE EXTENT THE FOREGOING INDEMNIFICATION RIGHTS ARE BY LAW, EITHER INAPPLICABLE OR NOT ENFORCEABLE, PRODUCER AND GATHERER SHALL EACH BE RESPONSIBLE FOR THE RESULTS OF ITS OWN ACTIONS AND FOR THE ACTIONS OF THOSE PERSONS AND ENTITIES OVER WHICH IT EXERCISES CONTROL.

15.3    NOTWITHSTANDING ANYTHING CONTAINED IN THIS SECTION 15 OR ELSEWHERE IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, CONSEQUENTIAL, INCIDENTAL, SPECIAL, OR INDIRECT DAMAGES, LOST PROFITS, OR OTHER BUSINESS INTERRUPTION DAMAGES, IN TORT OR CONTRACT, IN CONNECTION WITH OR OTHERWISE ARISING OUT OF THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH DAMAGES HAVE BEEN AWARDED TO A THIRD PARTY WHO IS NOT AN AFFILIATE OF A PARTY AND ARE SUBJECT TO ALLOCATION BETWEEN OR AMONG THE PARTIES PURSUANT TO ANY TERMS OF THIS AGREEMENT.

16.    Force Majeure

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In the event any Party is rendered unable, either wholly or in part, by force majeure to carry out its obligations under this Agreement, other than the obligation to make payments due hereunder, it is agreed that on such Party giving notice and full particulars of such inability by telephone and in writing to the other Parties as soon as possible after the occurrence of the cause relied on, then the obligations of the Party giving such notice, so far as they are affected by such force majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall, as far as possible, be remedied with all reasonable dispatch by the Party claiming the force majeure. The term "force majeure" as employed herein shall mean any act or event which wholly or partially prevents or delays the performance of obligations arising under this Agreement if such act or event is not reasonably within the control of and not caused by the fault or negligence of the Party claiming force majeure and which by the exercise of due diligence such Party is unable to prevent or overcome, including, without limitation, by the following enumeration: acts of God; strikes; lockouts; or other industrial disturbances; acts of the public enemy; wars; blockades; insurrections; riots; epidemics; landslides; lightning; earthquakes; fires; storms; floods; washouts; arrests and restraints of governments and people; civil disturbances; explosion, breakage, or accidents to machinery, plant facilities, or lines of pipe; the necessity for making repairs to or alterations of machinery, plant facilities, or lines of pipe; freezing of wells or lines of pipe; partial or entire failure of wells; and the inability of either Producer or Gatherer to acquire, or the delays on the part of either Producer or Gatherer in acquiring, at reasonable cost and after the exercise of reasonable diligence: (a) any servitude, rights-of-way grants, permits, or licenses; (b) any materials or supplies for the construction or maintenance of facilities; and (c) any permits or permissions from any governmental agency if such are required. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty and that the above requirements that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party having the difficulty. Notwithstanding anything contained herein to the contrary, in the event that Gatherer is unable to carry out its obligations under this Agreement due to a force majeure, then during the time period of such force majeure, Producer may dispose of the Subject Gas as it sees fit.

17.    Unprofitable Operations and Rights of Termination

17.1    If, in the reasonable opinion of Gatherer, (a) the gathering of the Subject Gas from any well within the Contract Area or any Receipt Point(s), or (b) the delivery of the Subject Gas to any Delivery Point(s), is or becomes uneconomical due to its volume, quality, government regulations, or for any other cause, Gatherer shall not be obligated to gather and may cease gathering such Subject Gas so long as such condition exists. Gatherer agrees that in its determination of uneconomical gathering, the same criteria shall be used for the Subject Gas as for all other gas being gathered through the Gathering System. In the event that Gatherer refuses to gather the Subject Gas, Producer may dispose of the Subject Gas not gathered

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as it sees fit; provided that Gatherer at any time thereafter shall have the right to gather all of the Subject Gas refused, if refused for reason or reasons resulting from an act of Producer or lack of action on the part of Producer, conditioned upon Gatherer giving Producer at least two (2) months’ notice of its election to so do. Notwithstanding anything contained herein to the contrary, in the event that Gatherer refuses to gather the Subject Gas for a period of sixty (60) consecutive days causing Producer’s well(s) to be shut-in, Producer shall have the option, exercised solely at its discretion, to terminate the Agreement in its entirety insofar and only insofar as it pertains to Subject Gas produced from the affected well(s) by providing to Gatherer advance written notice thirty (30) days in advance of such termination.

17.2    Nothing herein shall be construed to require Producer to drill any well or to continue to operate any well which a prudent operator would not in like circumstances drill or continue to operate. Notwithstanding the foregoing, (a) Producer intends to produce the maximum volumes possible and commits to bring all wells currently shut in for economic purposes online as soon as practicable, but in no event later than July 1, 2016 and (b) Producer agrees that it will not shut-in or choke back wells for economic purposes during the calendar years of 2016 through the end of 2018 unless the well reaches the end of its useful life or safety, technical or mechanical reasons necessitate shutting-in or choking back the well.

17.3    Gatherer shall not be obligated to expand the Gathering System in order to provide capacity hereunder.

18.	Term

This terms of this Agreement shall be effective from the Effective Date and, subject to the other provisions hereof, shall continue in full force and effect until the tenth anniversary of the date Producer first delivers Subject Gas to the Receipt Point(s) pursuant to the terms of this Agreement and shall be automatically renewed for one (1) year periods thereafter unless on or before one hundred eighty (180) days prior to the expiration of the primary term or the expiration of a one (1) year renewal period a Party provides written notice of termination to the other Party (the “Term”). For the avoidance of doubt, this Agreement shall become effective subject to and simultaneously with the "Closing" as such term is defined under the Asset Purchase Agreement.

19.    Regulatory Bodies

This Agreement and the provisions hereof shall be subject to all valid applicable federal, state, and local laws, orders, rules, and regulations. Producer and Gatherer have entered into this Agreement with the understanding, and in reliance on the fact, that this Agreement and/or performance of this Agreement are not and will not be subject to the jurisdiction or regulation of the Federal Energy Regulatory Commission. If this Agreement and/or performance of this Agreement becomes subject to such jurisdiction and/or regulation, this Agreement shall automatically terminate unless Producer and Gatherer

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agree, in writing, within thirty (30) days of the effective date of the attachment of any such jurisdiction and/or regulation, that this Agreement shall continue after such effective date.

20.    Disputes

20.1    Should a dispute arise between the Parties out of or in connection with this Agreement, the Parties shall promptly seek to resolve any such dispute by negotiations among the senior executives of the Parties who have the authority to settle such dispute (“Senior Executives”) prior to the initiation of any lawsuit. The Senior Executives shall meet at a mutually acceptable time and place within fifteen (15) days after such dispute arises and thereafter as often as they reasonably deem necessary to exchange relevant information and to attempt to resolve the dispute. All negotiations and communications pursuant to this Section shall be treated as compromise and settlement negotiations for purposes of the federal and state Rules of Evidence. If the dispute has not been resolved within thirty (30) days after the initial meeting of the Senior Executives, or such longer period as may be mutually agreed upon, either Party may initiate a lawsuit.

20.2    IN ANY SUIT FILED BY A PARTY TO RESOLVE A DISPUTE ARISING UNDER THIS AGREEMENT OR RELATED TO THE SERVICES PROVIDED HEREUNDER, EACH PARTY HEREBY COVENANTS AND AGREES TO TAKE ALL STEPS NECESSARY TO WAIVE A TRIAL BY JURY.

21.    Notices and Payments

Except for the initial telephonic notice of force majeure permitted under Section 16, any notice, request, demand, statement, or bill provided for in this Agreement shall be in writing and delivered by hand, mail, or email. All such written communications shall be effective upon receipt by the other party at the address of the Parties as follows:

Producer

Statements:            BlueStone Natural Resources II, LLC
2100 South Utica
Tulsa, OK 74114
Attn: John Redmond
Email: jredmond@bluestone-nr.com

Payments:            BlueStone Natural Resources II, LLC
2100 South Utica
Tulsa, OK 74114
Attn: John Redmond
Email: jredmond@bluestone-nr.com

Contractual:            BlueStone Natural Resources II, LLC

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2100 South Utica
Tulsa, OK 74114
Attn: John Redmond
Email: jredmond@bluestone-nr.com

Gatherer

Statements:            Cowtown Pipeline Partners L.P.
1200 Summit Avenue, Suite 320
Fort Worth, Texas 76102
Attn: Revenue Accounting

Payments:            Cowtown Pipeline Partners L.P.
1200 Summit Avenue, Suite 320
Fort Worth, Texas 76102
Attn: Accounting

Contractual:            Cowtown Pipeline Partners L.P.
700 Louisiana, Suite 2550
Houston, Texas 77002
Attn: VP of Commercial
Email: Darrel.hagerman@crestwoodlp.com

Any of the Parties may designate a further or different address by giving written notice to the other Parties.

22.    Right to Process the Gas

Producer agrees that Gatherer shall have the right to process, or cause to be processed, blend, or cause to be blended, the Subject Gas delivered hereunder for the extraction of natural gas liquids and other valuable components, to the extent that Gatherer or its affiliates constructs, acquires or otherwise obtains access to facilities capable of processing such Subject Gas. Upon written notice to Producer that Gatherer is ready and willing to exercise this right, the Parties will negotiate in good faith the terms and fees for the processing of the Subject Gas at any such facility, which terms and fees (i) shall be consistent with those then prevailing in the area for similar processing or blending and (ii) shall be set forth in an amendment to this Agreement or in a supplemental agreement between the Parties.

23.    Assignment

This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of the respective Parties, but no transfer of or succession to the interest of any Party, either wholly or partially, shall affect or bind the other Parties until it shall have been furnished with the original instrument or with the proper

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proof that the claimant is legally entitled to such interest; provided, however, that in the case of any assignment by Producer (i) such assignment shall be further subject to the satisfaction by Producer’s assignee of the creditworthiness requirements of Section 12.6, and (ii) Producer’s assignee shall be required to expressly agree under such assignment to assume and be bound by all of the obligations of Producer under this Agreement.

24.    Miscellaneous

24.1    No waiver by any Party of any one or more defaults in the performance of any provision of this Agreement shall operate or be construed as a waiver of any other default or future defaults, whether of a like or different character.

24.2    No modification or amendment of the terms and provisions of this Agreement shall be made except by the execution of a written agreement by the Parties. This Agreement contains the entire agreement between the Parties and there are no oral promises, agreements, or warranties affecting it.

24.3    The headings in this Agreement are formulated and used for convenience only and shall not be deemed to affect the meaning or construction of any provisions of this Agreement.

24.4    This Agreement supersedes and replaces any other contract(s) or agreements(s) which may exist between the Parties covering the gathering or processing of the Subject Gas owned by Producer dedicated hereunder.

24.5    Nothing in this Agreement is intended to create a partnership or joint venture under state law or to render the Parties jointly and severally liable to any third party. Each of the Parties elects to be excluded from the provisions of Subchapter K, Chapter 1 of Subtitle A, of the Internal Revenue Code of 1986 pursuant to the provisions of Article 761(a) of such code and from any similar provisions of state law. Gatherer shall timely file such evidence of this election as may be required under applicable law.

24.6    Should any section, subsection, paragraph, subparagraph, or other portion of this Agreement be found invalid as a matter of law in a duly authorized court, or by a duly authorized government agency, then only that portion of this Agreement shall be invalid. The remainder of this Agreement which shall not have been found invalid shall remain in full force and effect.

24.7    THIS AGREEMENT, AND ALL QUESTIONS RELATING TO ITS VALIDITY, INTERPRETATION, PERFORMANCE, AND ENFORCEMENT (INCLUDING, WITHOUT LIMITATION, PROVISIONS CONCERNING LIMITATIONS OF ACTIONS) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, NOTWITHSTANDING ANY CONFLICT-OF-LAWS DOCTRINES OF SUCH STATE

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OR OTHER JURISDICTION TO THE CONTRARY. ALL MATTERS LITIGATED BY OR BETWEEN THE PARTIES THAT INVOLVE THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, OR ANY RELATED DOCUMENTS OR MATTERS HEREUNDER SHALL BE BROUGHT ONLY IN HOUSTON, HARRIS COUNTY, TEXAS.

24.8    This Agreement was prepared jointly by the Parties and not by any Party to the exclusion of the other. In the event an ambiguity or question of intent or interpretation arises, no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship, or any greater involvement in the drafting, of any of the provisions of this Agreement.

24.9    The Parties warrant and represent that no promise, agreement, representation, inducement, or condition which is not herein expressed has been made to either Party by the other, or any agent or representative of either Party to the other, in executing this Agreement.  The Parties further warrant and represent they are not relying upon, and expressly disclaim, any such promise, agreement, representation, inducement, or condition which is not herein expressed in executing this Agreement. The Parties represents and warrant they are relying solely upon their own judgment in entering this Agreement.
24.10    This Agreement is being executed contemporaneously with the Parties’ Letter Agreement. The Parties represent, warrant, and agree this Agreement and the Letter Agreement collectively comprise one transaction.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement in several originals as of the date and year written above.

PRODUCER

BlueStone Natural Resources II, LLC, a                                 Delaware limited liability company

By:    /s/ John Redwood
Name:    John Redwood
Title:    President/Chief Executive Officer

GATHERER

Cowtown Pipeline Partners L.P., a Texas                             limited partnership

By:    Crestwood Gas Services Operating GP                                 LLC, its General partner

By:    J. Heath Deneke
Name:    J. Heath Deneke
Title:    Chief Operating Officer and                                 President, Pipeline Services Group

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EXHIBIT A
to the
GAS GATHERING AGREEMENT
[ALLIANCE AREA]
CONTRACT AREA; DEDICATED LEASES; DEDICATED WELLS

This Exhibit A is attached to the Gas Gathering Agreement (the “Agreement”) dated as of April 1, 2016, by and between BlueStone Natural Resources II, LLC, as Producer, and Cowtown Pipeline Partners L.P., as Gatherer, and made a part thereof for all purposes. All defined terms used herein shall have the same meaning as set forth in the Agreement.

Contract Area

Denton County, Texas
Tarrant County, Texas

With regard to Tarrant County, Gas that satisfies the quality specifications in Section 7.1(g) of the Cowtown Gas Gathering and Processing Agreement dated as of even date herewith shall be dedicated to such agreement and all other Gas produced or producible from wells in Tarrant County shall be dedicated to this Agreement.

Leases

See attached sheets.

Exhibit A, Page 1
3230471v2

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ST	County	File ID	Lessor	Lease Dated	Recorded County	Vol/Book	Page	Instrument No.
TX	TARRANT AND DENTON	TX1210031.38	SUE A WORKS	5/16/2014	DENTON			2014-61290
TX	TARRANT AND DENTON	TX1210031.38	SUE A WORKS	5/16/2014	TARRANT			D214132772
TX	TARRANT AND DENTON	TX1210005.00	NORTEX MINERALS LP	5/1/2003	DENTON			2004-124550
TX	TARRANT AND DENTON	TX1210005.00	NORTEX MINERALS LP		TARRANT			D203315430
TX	TARRANT AND DENTON	TX1210005.00	NORTEX MINERALS LP	5/1/2003
TX	TARRANT AND DENTON	TX1210005.00	NORTEX MINERALS LP
TX	TARRANT AND DENTON	TX1210005.00	NORTEX MINERALS LP
TX	TARRANT AND DENTON	TX1210005.00	NORTEX MINERALS LP	5/1/2003
TX	TARRANT AND DENTON	TX1210005.00	NORTEX MINERALS LP
TX	TARRANT AND DENTON	TX1210011.01	WAUNITA L CLARK	8/12/2001	DENTON	4931	1803	101800
TX	TARRANT AND DENTON	TX1210011.01	WAUNITA L CLARK	8/12/2001	TARRANT			D203174562
TX	TARRANT AND DENTON	TX1210011.01	WAUNITA L CLARK	8/12/2001
TX	TARRANT AND DENTON	TX1210011.01	WAUNITA L CLARK	8/12/2001
TX	TARRANT AND DENTON	TX1210011.01	WAUNITA L CLARK	8/12/2001
	TARRANT AND DENTON	TX1210011.01	WAUNITA L CLARK	8/12/2001
TX	TARRANT AND DENTON	TX1210011.02	LAURA BETH BRINKER	8/12/2001	DENTON	4931	1807	101801
TX	TARRANT AND DENTON	TX1210011.02	LAURA BETH BRINKER	8/12/2001	TARRANT			D203174564
TX	TARRANT AND DENTON	TX1210011.02	LAURA BETH BRINKER	8/12/2001
TX	TARRANT AND DENTON	TX1210011.02	LAURA BETH BRINKER	8/12/2001
TX	TARRANT AND DENTON	TX1210011.02	LAURA BETH BRINKER	8/12/2001

TX	TARRANT AND DENTON	TX1210011.02	LAURA BETH BRINKER	8/12/2001
TX	TARRANT AND DENTON	TX1210011.03	JACK CROWLEY ET AL	8/27/2001	DENTON	4931	1812	101802
TX	TARRANT AND DENTON	TX1210011.03	JACK CROWLEY ET AL	8/27/2001	TARRANT			D203174561
TX	TARRANT AND DENTON	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	TARRANT AND DENTON	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	TARRANT AND DENTON	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	TARRANT AND DENTON	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	TARRANT AND DENTON	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	TARRANT AND DENTON	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	TARRANT AND DENTON	TX1210012.01	DR WELLS O STEPHENS EST	12/17/2001	DENTON	5000	1164	4043
TX	TARRANT AND DENTON	TX1210012.01	DR WELLS O STEPHENS EST	12/17/2001	TARRANT			D202037586
TX	TARRANT AND DENTON	TX1210012.02	DR C B KENDALL EST	12/17/2001	DENTON	5000	1169	4044
TX	TARRANT AND DENTON	TX1210012.02	DR C B KENDALL EST	12/17/2001	TARRANT			D202037587
TX	TARRANT AND DENTON	TX1210026.01	PBBM NORTHLAKE LTD	3/2/2009	DENTON			2009-60422
TX	TARRANT AND DENTON	TX1210026.01	PBBM NORTHLAKE LTD	3/2/2009
TX	TARRANT AND DENTON	TX1210026.01	PBBM NORTHLAKE LTD	3/2/2009
TX	TARRANT AND DENTON	TX1210026.01	PBBM NORTHLAKE LTD	3/2/2009
TX	TARRANT AND DENTON	TX1210031.13	LUMINANT MINERAL DEVELOPMENT	3/2/2010	DENTON			2010-22559
TX	TARRANT AND DENTON	TX1210031.13	LUMINANT MINERAL DEVELOPMENT	3/2/2010	TARRANT			D210047137
TX	TARRANT AND DENTON	TX1210031.14	JOHN PORTER FARMS INC	4/21/2014	DENTON			2014-41356
TX	TARRANT AND DENTON	TX1210031.14	JOHN PORTER FARMS INC	4/21/2014	TARRANT			D214084785

Exhibit A, Page 2
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT AND DENTON	TX1210031.15	BOB CATES ET UX	4/23/2014	DENTON	2014-41354
TX	TARRANT AND DENTON	TX1210031.15	BOB CATES ET UX	4/23/2014	TARRANT	D214084785
TX	TARRANT AND DENTON	TX1210031.16	JOE CATES ET UX	4/23/2014	DENTON	2014-41355
TX	TARRANT AND DENTON	TX1210031.20	PAUL D COPENHAVER JR ET UX	5/12/2014	DENTON	2014-49254
TX	TARRANT AND DENTON	TX1210031.27	JOHN MURLEY	7/24/2014	DENTON	2014-82676
TX	TARRANT AND DENTON	TX1210031.27	JOHN MURLEY	7/24/2014	TARRANT	D215142691
TX	TARRANT AND DENTON	TX1210031.28	SUE WORKS	5/16/2014	DENTON	2014-61290
TX	TARRANT AND DENTON	TX1210031.28	SUE WORKS	5/16/2014	TARRANT	D214132772
TX	TARRANT AND DENTON	TX1210031.30	PAUL A PINSON ET UX	8/13/2014	TARRANT	D214195144
TX	TARRANT AND DENTON	TX1210031.31	DEBORAH L FLORES	8/13/2014	TARRANT	D214195145
TX	TARRANT AND DENTON	TX1210031.32	WILLIAM A KIRK	8/18/2014	DENTON	2014-100907
TX	TARRANT AND DENTON	TX1210031.32	WILLIAM A KIRK	8/18/2014	TARRANT	D214195142
TX	TARRANT AND DENTON	TX1210031.36	RICHARD N BROWN ET UX	6/26/2014	DENTON	2014-109197
TX	TARRANT AND DENTON	TX1210031.36	RICHARD N BROWN ET UX	6/26/2014	TARRANT	D214225480
TX	TARRANT AND DENTON	TX1210031.37	PAUL DON CRUSE ET UX	10/8/2014	DENTON	2014-109196
TX	TARRANT AND DENTON	TX1210031.37	PAUL DON CRUSE ET UX		TARRANT	D214225481
TX	TARRANT AND DENTON	TX1210031.39	KENNETH MILLER	10/16/2014	DENTON	2014-122345
TX	TARRANT AND DENTON	TX1210031.39	KENNETH MILLER	10/16/2014	TARRANT	D214256085
TX	TARRANT AND DENTON	TX1210031.41	LARRY CARSON TIDWELL ET UX	11/6/2014	DENTON	2015-1219
TX	TARRANT AND DENTON	TX1210031.41	LARRY CARSON TIDWELL ET UX	11/6/2014	TARRANT	D214275922
TX	TARRANT AND DENTON	TX1210031.46	RAYA NEVEEN REDDY ET UX	12/10/2014	DENTON	2015-1217

Exhibit A, Page 3
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT AND DENTON	TX1210031.46	RAYA NEVEEN REDDY ET UX	12/10/2014	TARRANT	D214275920
TX	TARRANT AND DENTON	TX1210031.53	SHERRY BUGG	10/24/2014	DENTON	2015-8217
TX	TARRANT AND DENTON	TX1210031.53	SHERRY BUGG	10/24/2014	TARRANT	D215013067
TX	TARRANT AND DENTON	TX1210031.56	JAMES R HAIRE ET UX	12/18/2014	DENTON	2015-14690
TX	TARRANT AND DENTON	TX1210031.56	JAMES R HAIRE ET UX		TARRANT	D215026331
TX	TARRANT AND DENTON	TX1210031.57	DALE GLEN & STELLA MARIE EDELMAN	1/21/2015	DENTON	2015-14688
TX	TARRANT AND DENTON	TX1210031.57	DALE GLEN & STELLA MARIE EDELMAN	1/21/2015	TARRANT	D215046447
TX	TARRANT AND DENTON	TX1210031.59	KEVIN SIMMONS	2/5/2015	DENTON	2015-26717
	TARRANT AND DENTON	TX1210031.59	KEVIN SIMMONS		TARRANT	D215046448
TX	TARRANT AND DENTON	TX1210031.60	ANGELA DAONNE RAWIE	8/19/2014	DENTON	2015-26718
	TARRANT AND DENTON	TX1210031.60	ANGELA DAONNE RAWIE		TARRANT	D215052665
TX	TARRANT	TX1210031.54	SUSAN BURKE	1/8/2015	TARRANT	D215021177
TX	TARRANT	TX1210031.65	RICK M WATSON ET UX	1/5/2015	TARRANT	D215118278
TX	TARRANT	TX4390439.00	PERRY N BRANUM ET UX	7/4/2005	TARRANT	D205385729
TX	TARRANT	TX4390439.00	PERRY N BRANUM ET UX	7/4/2005
TX	TARRANT	TX4390440.00	RICKY L SONNEVELT	7/5/2005	TARRANT	D205385532
TX	TARRANT	TX4390441.00	SANDRA G SMITH	7/4/2005	TARRANT	D205385531
TX	TARRANT	TX4390442.00	JOYCE L PLUMMER	7/4/2005	TARRANT	D205385527
TX	TARRANT	TX4390443.00	MARJORIE FAY WATT	7/4/2005	TARRANT	D205385541
TX	TARRANT	TX4390444.00	BENNEY MARTIN	7/4/2005	TARRANT	D205385542
TX	TARRANT	TX4390446.00	ROBERT L JOHNSON	3/27/2006	TARRANT	D206194134
TX	TARRANT	TX4390447.00	ANTONIO GARCIA ET UX	3/27/2006	TARRANT	D206194133
TX	TARRANT	TX4390448.00	GLADYS S HAYS TRUSTEE ETAL	3/27/2006	TARRANT	D206194131
TX	TARRANT	TX4390449.00	SUNTRUST EQUITY FUNDING LL	1/17/2006	TARRANT	D206085659
TX	TARRANT	TX4390450.00	TANYA L LAIRD	8/29/2005	TARRANT	D205385539
TX	TARRANT	TX4390451.00	GLADYS HAYS	7/5/2005	TARRANT	D205385736
TX	TARRANT	TX4390452.00	JIMMY EARL MCMILLIN	7/14/2005	TARRANT	D205385544
TX	TARRANT	TX4390452.00	JIMMY EARL MCMILLIN	7/14/2005

Exhibit A, Page 4
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390453.00	SUSAN E EASTHAM ET VIR	7/4/2005	TARRANT	D205385732
TX	TARRANT	TX4390455.00	PAUL POLIZZO ET AL	7/4/2005	TARRANT	D205385528
TX	TARRANT	TX4390456.00	REX V BAGBY	3/27/2006	TARRANT	D206194128
TX	TARRANT	TX4390456.00	REX V BAGBY	3/27/2006
TX	TARRANT	TX4390457.00	BONNIE M PALMER	7/4/2005	TARRANT	D205385525
TX	TARRANT	TX4390458.00	STEVEN A FUSCO	7/4/2005	TARRANT	D205358012
TX	TARRANT	TX4390459.00	FIRST BAPTIST CHURCH HASLE	8/18/2005	TARRANT	D205385734
TX	TARRANT	TX4390460.00	WILLIAM E FRISBIE	7/4/2005	TARRANT	D205385735
TX	TARRANT	TX4390460.00	WILLIAM E FRISBIE	7/4/2005
TX	TARRANT	TX4390461.00	CHARLES T JACKSON	7/4/2005	TARRANT	D205385535
TX	TARRANT	TX4390462.00	ALICE M LAIRD ESTATE	7/4/2005	TARRANT	D205385537
TX	TARRANT	TX4390463.00	CINDY J LAIRD	8/11/2005	TARRANT	D205385538
TX	TARRANT	TX4390464.00	MAUDIE C PIKE	7/4/2005	TARRANT	D205385526
TX	TARRANT	TX4390466.00	EULALIA G WALSH	7/4/2005	TARRANT	D205385521
TX	TARRANT	TX4390469.00	MARY ANN CLAUNCH	7/4/2005	TARRANT	D205385730
TX	TARRANT	TX4390469.00	MARY ANN CLAUNCH	7/4/2005
TX	TARRANT	TX4390471.00	NORTEX MINERALS LP	1/1/2006	TARRANT	D206083608
TX	TARRANT	TX4390471.00	NORTEX MINERALS LP	1/1/2006
TX	TARRANT	TX4390471.00	NORTEX MINERALS LP	1/1/2006
TX	TARRANT	TX4390472.00	NORTEX MINERALS LP	3/1/2006	TARRANT	D206157277
TX	TARRANT	TX4390472.00	NORTEX MINERALS LP	3/1/2006
TX	TARRANT	TX4390472.00	NORTEX MINERALS LP	3/1/2006
TX	TARRANT	TX4390472.00	NORTEX MINERALS LP	3/1/2006
TX	TARRANT	TX4390473.00	LUTHER J LEE	3/27/2006	TARRANT	D206194129
TX	TARRANT	TX4390474.00	NORTEX MINERALS LP	7/1/2006	TARRANT	D206264635
TX	TARRANT	TX4390474.00	NORTEX MINERALS LP	7/1/2006
TX	TARRANT	TX4390474.00	NORTEX MINERALS LP	7/1/2006
TX	TARRANT	TX4390475.00	JOEL BULLARD ET AL	7/4/2005	TARRANT	D205296490
TX	TARRANT	TX4390476.00	MARVIN C HICKS ET UX	7/4/2005	TARRANT	D205275273
TX	TARRANT	TX4390478.00	JOLENE J OWEN	7/4/2005	TARRANT	D205296491
TX	TARRANT	TX4390479.00	SABRINA CUSTOM HOMES INC	7/4/2005	TARRANT	D205278478
TX	TARRANT	TX4390480.00	STEPHEN V SALADINO ET UX	7/4/2005	TARRANT	D205278476
TX	TARRANT AND DENTON	TX4390481.00	NORTEX MINERALS LP	9/1/2005	DENTON	2008-51627
TX	TARRANT AND DENTON	TX4390481.00	NORTEX MINERALS LP	9/1/2005	TARRANT	D206181584

Exhibit A, Page 5
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT AND DENTON	TX4390481.00	NORTEX MINERALS LP	9/1/2005
TX	TARRANT AND DENTON	TX4390481.00	NORTEX MINERALS LP	9/1/2005
TX	TARRANT AND DENTON	TX4390481.00	NORTEX MINERALS LP	9/1/2005
TX	TARRANT AND DENTON	TX4390481.00	NORTEX MINERALS LP	9/1/2005
TX	TARRANT	TX4390482.00	JERRY REYNOLDS ET UX	9/27/2004	TARRANT	D204342258
TX	TARRANT	TX4390483.00	FRANCES BALTZELLE ET AL	12/14/2004	TARRANT	D205006114
TX	TARRANT	TX4390484.00	CITY OF FORT WORTH	7/5/2005	TARRANT	D205228842
TX	TARRANT	TX4390488.00	NORTEX MINERALS LP	8/25/2004	TARRANT	D204331034
TX	TARRANT	TX4390488.00	NORTEX MINERALS LP	8/25/2004
TX	TARRANT	TX4390488.00	NORTEX MINERALS LP	8/25/2004	LEASE IS ONLY TARRANT COUNTY
TX	TARRANT	TX4390490.00	DUNCAN TRUST, GEORGIA REEV	7/19/2004	TARRANT	D204251927
TX	TARRANT	TX4390492.00	NORTEX MINERALS LP	8/1/2005	TARRANT	D206079752
TX	TARRANT	TX4390492.00	NORTEX MINERALS LP	8/1/2005
TX	TARRANT	TX4390492.00	NORTEX MINERALS LP	8/1/2005	LEASE IS ONLY TARRANT COUNTY
TX	TARRANT	TX4390493.00	DEWEY EUGENE COZART ET AL	1/31/2003	TARRANT	D203086385
TX	TARRANT	TX4390493.00	DEWEY EUGENE COZART ET AL	1/31/2003
TX	TARRANT	TX4390494.01	RANDALL L KUYKENDALL	4/13/2007	TARRANT	D207160623
TX	TARRANT	TX4390496.00	JOAN MCKINLEY	5/21/2007	TARRANT	D207298724
TX	TARRANT	TX4390497.00	MATTHIAS T SNOW ET UX	5/1/2007	TARRANT	D207239253
TX	TARRANT	TX4390498.00	CITY OF HASLET TEXAS	7/28/2006	TARRANT	D207117708
TX	TARRANT AND DENTON	TX4390499.01	ANNE CARTWRIGHT FAMILY TR	3/18/2003	DENTON	2008-65818
TX	TARRANT AND DENTON	TX4390499.01	ANNE CARTWRIGHT FAMILY TR		TARRANT	D203127485
TX	TARRANT AND DENTON	TX4390499.02	VICTORIA NEWTON TR	3/15/2003	DENTON	2008-65819
TX	TARRANT AND DENTON	TX4390499.02	VICTORIA NEWTON TR	3/15/2003	TARRANT	D203325911
TX	TARRANT AND DENTON	TX4390499.03	ELIZABETH P CARVER ESTATE	3/15/2003	DENTON	2008-65820
TX	TARRANT AND DENTON	TX4390499.03	ELIZABETH P CARVER ESTATE	3/15/2003	TARRANT	D203325910
TX	TARRANT AND DENTON	TX4390499.04	JEROME CARTWRIGHT IND	3/18/2003	DENTON	2008-65821

Exhibit A, Page 6
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT AND DENTON	TX4390499.04	JEROME CARTWRIGHT IND	3/18/2003	TARRANT	D203127484
TX	TARRANT AND DENTON	TX4390499.05	JEAN CARTWRIGHT DICKSON	3/18/2003	DENTON	2008-65822
TX	TARRANT AND DENTON	TX4390499.05	JEAN CARTWRIGHT DICKSON	3/18/2003	TARRANT	D203127483
TX	TARRANT AND DENTON	TX4390500.00	NORTEX MINERALS LP	5/1/2008	TARRANT	D208187570
TX	TARRANT AND DENTON	TX4390500.00	NORTEX MINERALS LP	5/1/2008
TX	TARRANT AND DENTON	TX4390500.00	NORTEX MINERALS LP	5/1/2008
TX	TARRANT AND DENTON	TX4390501.00	NORTEX MINERALS LP	1/15/2007	TARRANT	D207117705
TX	TARRANT AND DENTON	TX4390501.00	NORTEX MINERALS LP	1/15/2007
TX	TARRANT AND DENTON	TX4390501.00	NORTEX MINERALS LP	1/15/2007
TX	TARRANT AND DENTON	TX4390501.00	NORTEX MINERALS LP	1/15/2007
TX	TARRANT	TX4390502.00	BELL HELICOPTER TEXTRON IN	7/14/2006	TARRANT	D206297170
TX	TARRANT	TX4390503.00	JOHN D WASHBURN	7/4/2005	TARRANT	D205385522
TX	TARRANT	TX4390504.00	FERNANDO MORENO SR	7/4/2005	TARRANT	D205385545
TX	TARRANT	TX4390507.01	RICHARD WHATLEY	1/28/2007	TARRANT	D207145911
TX	TARRANT	TX4390507.02	R W WHATLEY JR	1/28/2007	TARRANT	D207107620
TX	TARRANT	TX4390507.03	CHARLES J WHATLEY	1/28/2007	TARRANT	D207107652
TX	TARRANT	TX4390507.04	LINDA C KILLIAN	1/28/2007	TARRANT	D207107615
TX	TARRANT	TX4390507.05	BABIE RUTH PRICE HILL	1/28/2007	TARRANT	D207107619
TX	TARRANT	TX4390507.06	DOROTHY WHATLEY DANIEL	1/28/2007	TARRANT	D207107618
TX	TARRANT	TX4390507.07	LYNDA WHATLEY FRAZIER	1/28/2007	TARRANT	D207107617
TX	TARRANT	TX4390507.08	JANETT ANN WHATLEY ROSE	1/28/2007	TARRANT	D207107616
TX	TARRANT	TX4390507.09	STEPHEN L PRICE JR	1/28/2007	TARRANT	D207107621
TX	TARRANT	TX4390507.10	SUSAN LORAINE DE MELIK	1/28/2007	TARRANT	D207128283
TX	TARRANT	TX4390507.11	FRANCES WHATLEY SHELL	1/28/2007	TARRANT	D207107651
TX	TARRANT	TX4390507.12	THOMAS EDMUND WHATLEY	1/28/2007	TARRANT	D207107646
TX	TARRANT	TX4390507.13	WANDA WHATLEY PERRY	1/28/2007	TARRANT	D207107647
TX	TARRANT	TX4390507.14	EDWARD T SUTTON	1/28/2007	TARRANT	D207107648
TX	TARRANT	TX4390507.15	WYLENNE WHATLEY MCCULLERS	1/28/2007	TARRANT	D207107650

Exhibit A, Page 7
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390507.16	BOBBY ODELL WHATLEY	1/28/2007	TARRANT	D207107649
TX	TARRANT	TX4390507.17	CLIFTON A WHATLEY JR	1/28/2007	TARRANT	D207145910
TX	TARRANT	TX4390507.18	JUANITA POWELL	3/27/2006	TARRANT	D206194132
TX	TARRANT	TX4390509.01	GREG A LYON	9/10/2007	TARRANT	D207376727
TX	TARRANT	TX4390509.02	BRADLEY G FELDKAMP	9/10/2007	TARRANT	D207376726
TX	TARRANT	TX4390510.01	JOYCE L PLUMMER	3/27/2006	TARRANT	D206194130
TX	TARRANT	TX4390510.02	LOUIS G ULLRICH	3/21/2007	TARRANT	D207160622
TX	TARRANT	TX4390510.03	CHARLES ULLRICH	3/21/2007	TARRANT	D208088240
TX	TARRANT	TX4390510.04	ETHAL LEAN MCWAIN	1/28/2008	TARRANT	D208085146
TX	TARRANT	TX4390511.99	NORTEX MINERALS LP	8/8/2008	TARRANT	D208313583
TX	TARRANT	TX4390564.00	THOMAS K SENNE ET UX	11/15/2007	TARRANT	D208086932
TX	TARRANT	TX4390565.00	CHARLES C COONS ET UX	4/3/2008	TARRANT	D208167620
TX	TARRANT	TX4390566.00	FARRUKH AZIM	4/3/2008	TARRANT	D208157508
TX	TARRANT	TX4390567.00	MARK E DUNN ET UX	11/15/2007	TARRANT	D208086950
TX	TARRANT	TX4390568.00	BYRON S JOBE	11/15/2007	TARRANT	D208086969
TX	TARRANT	TX4390569.00	BRANDON L MILLER ET UX	4/3/2008	TARRANT	D208157530
TX	TARRANT	TX4390570.00	TEDDIE W ROCKWELL ET UX	4/3/2008	TARRANT	D208167621
TX	TARRANT	TX4390571.00	J DREW MICHAEL	4/3/2008	TARRANT	D208157465
TX	TARRANT	TX4390572.00	WILLIAM STEWART ET UX	11/15/2007	TARRANT	D208086900
TX	TARRANT	TX4390573.00	DAVID HANNAH ET UX	11/15/2007	TARRANT	D208086905
TX	TARRANT	TX4390574.00	LINDSAY M HARMON AIF YATES	4/3/2008	TARRANT	D208167624
TX	TARRANT	TX4390575.00	STACEY WHITEHEAD	11/15/2007	TARRANT	D208086959
TX	TARRANT	TX4390576.00	LORETTA A HOLCOMBE	4/3/2008	TARRANT	D208157469
TX	TARRANT	TX4390577.00	SUZANNAH P NIELSEN ET VIR	4/3/2008	TARRANT	D208157478
TX	TARRANT	TX4390578.00	LEROY D SWAMMY ET UX	11/15/2007	TARRANT	D208086948
TX	TARRANT	TX4390579.00	DARREN J COLLINS ET UX	2/7/2008	TARRANT	D208086963
TX	TARRANT	TX4390580.00	DONALD J PITTENGER JR	2/7/2008	TARRANT	D208086955
TX	TARRANT	TX4390581.00	JACQUELINE K RITZ MELMAN	11/15/2007	TARRANT	D208086907
TX	TARRANT	TX4390582.00	RHONDA K WHITINGTON	11/15/2007	TARRANT	D208086917
TX	TARRANT	TX4390583.00	SHANE GULDBRANSEN ET UX	2/7/2008	TARRANT	D208086979
TX	TARRANT	TX4390584.00	LAURA BRICE	4/3/2008	TARRANT	D208157529
TX	TARRANT	TX4390585.00	ALFREDO MADRID	11/15/2007	TARRANT	D208086975
TX	TARRANT	TX4390586.00	CHRISTOPHER D CRAWFORD	4/3/2008	TARRANT	D208157509
TX	TARRANT	TX4390587.00	SPENCER A MCFARLAND ET UX	11/15/2007	TARRANT	D208086890
TX	TARRANT	TX4390588.00	MARCO TORO ET AL	11/15/2007	TARRANT	D208086886

Exhibit A, Page 8
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390597.00	CITY OF FORT WORTH	8/1/2008	TARRANT	D208410221
TX	TARRANT	TX4390599.00	JAMIE CARMACK ET UX	11/15/2007	TARRANT	D208086913
TX	TARRANT	TX4390600.00	DAVID ALLEN BACH ET UX	3/30/2008	TARRANT	D208157534
TX	TARRANT	TX4390601.00	SHERRY L GRAY KENNEL KARE	3/15/2008	TARRANT	D208157459
TX	TARRANT	TX4390602.00	CHARLENE STEWART JACKSON I	4/21/2008	TARRANT	D208157533
TX	TARRANT	TX4390603.00	JAMES K GRAHAM ET UX	2/7/2008	TARRANT	D208086974
TX	TARRANT	TX4390604.00	JOHN M HUGGARD ET UX	11/15/2007	TARRANT	D208086973
TX	TARRANT	TX4390605.00	BRIAN L SEEFELDT ET UX	11/15/2007	TARRANT	D208086922
TX	TARRANT	TX4390606.00	BRYAN PHILLIPS ET UX	11/15/2007	TARRANT	D208086952
TX	TARRANT	TX4390607.00	DEREK W PORTER ET UX	11/15/2007	TARRANT	D208086931
TX	TARRANT	TX4390608.00	MARK T BASHAM ET UX	11/15/2007	TARRANT	D208086972
TX	TARRANT	TX4390609.00	AUGUSTIN MANTEZOLO ET UX	11/15/2007	TARRANT	D208086996
TX	TARRANT	TX4390610.00	VICTOR CHACON	11/15/2007	TARRANT	D208086895
TX	TARRANT	TX4390611.00	HOLLY A TEWKSBURY ET VIR	11/15/2007	TARRANT	D208086986
TX	TARRANT	TX4390612.00	DANIEL E RICHARDSON	11/15/2007	TARRANT	D208157457
TX	TARRANT	TX4390613.00	LOST SPURS RANCH APARTMENT	3/15/2008	TARRANT	D208157535
TX	TARRANT	TX4390614.00	ARTHUR LYON JR	11/15/2007	TARRANT	D208086887
TX	TARRANT	TX4390615.00	JOSE FRANCISCO OLGUIN	11/15/2007	TARRANT	D208086945
TX	TARRANT	TX4390616.00	KELLY A STANBERY	11/15/2007	TARRANT	D208086941
TX	TARRANT	TX4390617.00	JUSTIN BERNDT ET UX	4/3/2008	TARRANT	D208157482
TX	TARRANT	TX4390618.00	PAMELA TENNISON	4/3/2008	TARRANT	D208191990
TX	TARRANT	TX4390619.00	FRANK S DURHAM III ET UX	4/3/2008	TARRANT	D208157518
TX	TARRANT	TX4390620.00	CASSANDRA WATKINS	4/3/2008	TARRANT	D208241463
TX	TARRANT	TX4390621.00	JAMES R KARG ET UX	4/10/2008	TARRANT	D208157460
TX	TARRANT	TX4390622.00	CHARLES DAVID MARSH ET UX	4/10/2008	TARRANT	D208157461
TX	TARRANT	TX4390623.00	MARY ANN DAWSON	4/3/2008	TARRANT	D208157477
TX	TARRANT	TX4390625.00	MARK HICKOK & TROY HODGES	11/15/2007	TARRANT	D208086980
TX	TARRANT	TX4390626.00	CHANDLER CROUCH ET UX	4/3/2008	TARRANT	D208157532
TX	TARRANT	TX4390627.00	PABLO XIQUES/ KAREN XIQUES	4/3/2008	TARRANT	D208157499
TX	TARRANT	TX4390628.00	KEVIN MORRIS ET UX	4/3/2008	TARRANT	D208157464
TX	TARRANT	TX4390629.00	RICARDO SALAS ET UX	11/15/2007	TARRANT	D208086984
TX	TARRANT	TX4390630.00	IVAN CHARLES MCBRIDE ET UX	11/15/2007	TARRANT	D208086946
TX	TARRANT	TX4390631.00	STERLING L MULLIGAN ET UX	11/15/2007	TARRANT	D208086953
TX	TARRANT	TX4390632.00	DAVID R PETERSON ET UX	11/15/2007	TARRANT	D208086971
TX	TARRANT	TX4390633.00	ANDREW A BRINSON ET UX	2/7/2008	TARRANT	D208086954

Exhibit A, Page 9
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390634.00	RODNEY GEISLER ET UX	11/15/2007	TARRANT	D208086909
TX	TARRANT	TX4390635.00	APUL LUMBANTOBING	11/15/2007	TARRANT	D208086911
TX	TARRANT	TX4390636.00	STEVEN B MOOTY ET UX	11/15/2007	TARRANT	D208157455
TX	TARRANT	TX4390637.00	KEVIN B TROTMAN ET U X	2/7/2008	TARRANT	D208086957
TX	TARRANT	TX4390638.00	LOUIS A REED ET UX	4/3/2008	TARRANT	D208157484
TX	TARRANT	TX4390639.00	NICK S BEAM ET UX	4/3/2008	TARRANT	D208157488
TX	TARRANT	TX4390640.00	JASON W CHRISTIAN ET UX	4/3/2008	TARRANT	D208157497
TX	TARRANT	TX4390641.00	STEPHEN E ANDERSON ET UX	4/3/2008	TARRANT	D208157491
TX	TARRANT	TX4390642.00	MARKUS L MURRAY ET UX	4/3/2008	TARRANT	D208157494
TX	TARRANT	TX4390643.00	HOWARD ROUTON ET UX	11/15/2007	TARRANT	D208086908
TX	TARRANT	TX4390644.00	DEREK BAKER ET UX	11/15/2007	TARRANT	D208086935
TX	TARRANT	TX4390646.00	TIMOTHY A COBB	11/15/2007	TARRANT	D208086940
TX	TARRANT	TX4390647.00	LARRY CERVANTES ET UX	4/3/2008	TARRANT	D208157507
TX	TARRANT	TX4390648.00	JAMES B IRWIN	2/7/2008	TARRANT	D208086960
TX	TARRANT	TX4390649.00	MARCOS NEVAREZ ET UX	2/7/2008	TARRANT	D208086958
TX	TARRANT	TX4390651.00	JON E RUTLEDGE ET UX	11/15/2007	TARRANT	D208086919
TX	TARRANT	TX4390652.00	JODY R HUCKABY	11/15/2007	TARRANT	D208086933
TX	TARRANT	TX4390653.00	MICHELE PIEROTTI	11/15/2007	TARRANT	D208086899
TX	TARRANT	TX4390654.00	PENNI L BURT	2/7/2008	TARRANT	D208086967
TX	TARRANT	TX4390655.00	SYLVIA RAMOS	11/15/2007	TARRANT	D208086927
TX	TARRANT	TX4390656.00	LILLIE ANN GLOVER ET AL	11/15/2007	TARRANT	D208086982
TX	TARRANT	TX4390658.00	SHANNON TODD FERGUSON	11/15/2007	TARRANT	D208086928
TX	TARRANT	TX4390659.00	RICHARD S BRIGGS ET UX	11/15/2007	TARRANT	D208086989
TX	TARRANT	TX4390660.00	LEVI J MILLER ET UX	11/15/2007	TARRANT	D208086926
TX	TARRANT	TX4390661.00	DEREK SCEARCE ET UX	11/15/2007	TARRANT	D208086898
TX	TARRANT	TX4390662.00	MARTIN RAMOS JR ET UX	11/15/2007	TARRANT	D208086925
TX	TARRANT	TX4390663.00	HOWELL FINNIGAN ET UX	11/15/2007	TARRANT	D208086951
TX	TARRANT	TX4390664.00	BRIAN ALLEN ET UX	11/15/2007	TARRANT	D208086936
TX	TARRANT	TX4390665.00	DAVID THIBODEAUX ET UX	11/15/2007	TARRANT	D208086904
TX	TARRANT	TX4390666.00	KELLI PHILLIPS	4/3/2008	TARRANT	D208157476
TX	TARRANT	TX4390667.00	NANCY E REID	4/3/2008	TARRANT	D208167622
TX	TARRANT	TX4390668.00	REX DILLINGHAM	4/3/2008	TARRANT	D208157467
TX	TARRANT	TX4390669.00	BRETT SCHRITTER ET UX	4/3/2008	TARRANT	D208157480
TX	TARRANT	TX4390670.00	ADAN RAMIREZ ET UX	4/3/2008	TARRANT	D208157474
TX	TARRANT	TX4390671.00	JUAN F REALEGENO ET UX	4/3/2008	TARRANT	D208157470
Exhibit A, Page 10
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390672.00	JAMES M FEARS IV ET UX	4/3/2008	TARRANT	D208157479
TX	TARRANT	TX4390673.00	JOSE ANTONIO CINTRON ET UX	4/3/2008	TARRANT	D208157505
TX	TARRANT	TX4390674.00	IVAN WINROTH AIF DIEGO D	4/3/2008	TARRANT	D208167623
TX	TARRANT	TX4390675.00	JEREMY W FINCH ET UX	4/3/2008	TARRANT	D208157466
TX	TARRANT	TX4390676.00	DEBRA FITTS	11/15/2007	TARRANT	D208086889
TX	TARRANT	TX4390678.00	DOROTHY COSAND	4/3/2008	TARRANT	D208157492
TX	TARRANT	TX4390679.00	SABRA L DAGEL LAMAR	4/3/2008	TARRANT	D208157490
TX	TARRANT	TX4390680.00	MATTHEW S HOFFMAN	4/3/2008	TARRANT	D208157495
TX	TARRANT	TX4390681.00	FELIX MORALES ET UX	4/3/2008	TARRANT	D208157493
TX	TARRANT	TX4390682.00	JENNIFER DAVIS BYRD	4/3/2008	TARRANT	D208157496
TX	TARRANT	TX4390683.00	TIMOTHY S ASHWORTH	4/3/2008	TARRANT	D208157525
TX	TARRANT	TX4390684.00	CHRISTOPHER G STEVENS	4/3/2008	TARRANT	D208157517
TX	TARRANT	TX4390685.00	JOHN SCOTT JOHNSON ET UX	4/3/2008	TARRANT	D208157521
TX	TARRANT	TX4390686.00	DAVID A MARTIN ET UX	4/3/2008	TARRANT	D208157487
TX	TARRANT	TX4390687.00	PAUL A ROBINSON ET UX	4/3/2008	TARRANT	D208157527
TX	TARRANT	TX4390688.00	CHRISTOPHER W RAPPLEYE ET	4/3/2008	TARRANT	D208157524
TX	TARRANT	TX4390689.00	TAD LELAND RIZER ET UX	4/3/2008	TARRANT	D208157510
TX	TARRANT	TX4390690.00	JAMES GREGORY FONTENOT	11/15/2007	TARRANT	D208086893
TX	TARRANT	TX4390691.00	HEATHER M CROSETTI	11/15/2007	TARRANT	D208086944
TX	TARRANT	TX4390692.00	SHANNON R PRESLEY	11/15/2007	TARRANT	D208086888
TX	TARRANT	TX4390693.00	BRENDA L NEAGLE	11/15/2007	TARRANT	D208086992
TX	TARRANT	TX4390694.00	DAVID HEBENSTREIT	11/15/2007	TARRANT	D208086910
TX	TARRANT	TX4390695.00	RASEC BARRIENTOS	11/15/2007	TARRANT	D208157458
TX	TARRANT	TX4390696.00	ATHENA L LOGAN	11/15/2007	TARRANT	D208086902
TX	TARRANT	TX4390697.00	H A MILLS ET UX	11/15/2007	TARRANT	D208086914
TX	TARRANT	TX4390698.00	LIZANDRO NARANJO ET UX	11/15/2007	TARRANT	D208086906
TX	TARRANT	TX4390699.00	CHRISTOPHER WILLIAMSON ET	11/15/2007	TARRANT	D208086885
TX	TARRANT	TX4390700.00	RUDY B ENCINAS ET UX	11/15/2007	TARRANT	D208086939
TX	TARRANT	TX4390701.00	PATRICK SCOTT CASTINE ET U	11/15/2007	TARRANT	D208086947
TX	TARRANT	TX4390702.00	JEFFREY A VOGEL ET UX	11/15/2007	TARRANT	D208086942
TX	TARRANT	TX4390703.00	SUNNY YOUNG ET AL	11/15/2007	TARRANT	D208086891
TX	TARRANT	TX4390704.00	DENISE R KENNEDY	2/7/2008	TARRANT	D208086962
TX	TARRANT	TX4390705.00	MICHAEL A BRANDENBURGH ET	11/15/2007	TARRANT	D208086924
TX	TARRANT	TX4390706.00	LESLIE R NICAISE JR	11/15/2007	TARRANT	D208086901
TX	TARRANT	TX4390707.00	REBECCA F BURTON	11/15/2007	TARRANT	D208086985

Exhibit A, Page 11
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390708.00	MICHELE R STYKEL	2/7/2008	TARRANT	D208086956
TX	TARRANT	TX4390709.00	JEFFREY GODWIN ET AL	2/7/2008	TARRANT	D208086964
TX	TARRANT	TX4390710.00	JAMES D LOVE ET UX	11/15/2007	TARRANT	D208086929
TX	TARRANT	TX4390711.00	MARC SANTINI ET UX	2/7/2008	TARRANT	D208157456
TX	TARRANT	TX4390712.00	MARK A PIERCE ET UX	2/7/2008	TARRANT	D208086961
TX	TARRANT	TX4390713.00	DANIEL T ROBISON ET UX	11/15/2007	TARRANT	D208086970
TX	TARRANT	TX4390714.00	JOHN R GOOLSBY ET UX	2/7/2008	TARRANT	D208086977
TX	TARRANT	TX4390716.00	RACHAEL D ROURE	4/3/2008	TARRANT	D208157485
TX	TARRANT	TX4390718.00	SYED ATHER IMAM	4/3/2008	TARRANT	D208157514
TX	TARRANT	TX4390719.00	OMAR RODRIGUEZ	4/3/2008	TARRANT	D208157501
TX	TARRANT	TX4390720.00	FRANSISCO A COVARRUBIAS	4/3/2008	TARRANT	D208157526
TX	TARRANT	TX4390721.00	GABRIEL GUZMAN	4/3/2008	TARRANT	D208157486
TX	TARRANT	TX4390722.00	ERIC D WATERS	4/3/2008	TARRANT	D208157463
TX	TARRANT	TX4390723.00	DANIEL YUBETA JR ET UX	4/3/2008	TARRANT	D208157489
TX	TARRANT	TX4390724.00	RASHID J RAHAMAN ET UX	4/3/2008	TARRANT	D208157504
TX	TARRANT	TX4390725.00	RON S PETTY ET UX	4/3/2008	TARRANT	D208157473
TX	TARRANT	TX4390726.00	DAVID PAUL PALMER ET UX	4/3/2008	TARRANT	D208157531
TX	TARRANT	TX4390727.00	ALAN KOLMEIER ET UX	4/3/2008	TARRANT	D208157498
TX	TARRANT	TX4390734.00	B H LUSCOMBE & K A COVERLY	11/15/2007	TARRANT	D208086921
TX	TARRANT	TX4390735.00	JEFFREY R SMOUT ET UX	4/3/2008	TARRANT	D208157511
TX	TARRANT	TX4390736.00	CECILIA SALIMIAN	11/15/2007	TARRANT	D208086892
TX	TARRANT	TX4390737.00	TED G ELLIS ET UX	11/15/2007	TARRANT	D208086934
TX	TARRANT	TX4390738.00	JEFFERY M MILLER ET UX	11/15/2007	TARRANT	D208086991
TX	TARRANT	TX4390739.00	KEVIN KUDRNA	4/3/2008	TARRANT	D208157528
TX	TARRANT	TX4390740.00	WILLIAM CLARKE	11/15/2007	TARRANT	D208086912
TX	TARRANT	TX4390741.00	DARREN KEITH MILLER ET UX	11/15/2007	TARRANT	D208086990
TX	TARRANT	TX4390742.00	RAMON H GALLO ET UX	11/15/2007	TARRANT	D208086976
TX	TARRANT	TX4390743.00	SHADAWN S BROWN	4/3/2008	TARRANT	D208157513
TX	TARRANT	TX4390744.00	DIMONE MEYA ET UX	4/3/2008	TARRANT	D208157516
TX	TARRANT	TX4390745.00	JAVIER RODRIGUEZ	4/3/2008	TARRANT	D208157462
TX	TARRANT	TX4390746.00	JULIO SOLIS ET UX	2/7/2008	TARRANT	D208086966
TX	TARRANT	TX4390747.00	JACOB D WEST	11/15/2007	TARRANT	D208086923
TX	TARRANT	TX4390748.00	JEROME MORGAN ET UX	11/15/2007	TARRANT	D208086988
TX	TARRANT	TX4390749.00	ERIK A DECAIRE ET UX	11/15/2007	TARRANT	D208086949
TX	TARRANT	TX4390750.00	DEWAYNE WINROW ET UX	4/3/2008	TARRANT	D208157520

Exhibit A, Page 12
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390751.00	SHERI H BALLARD	2/7/2008	TARRANT	D208086965
TX	TARRANT	TX4390752.00	DONNY PARSONS	4/3/2008	TARRANT	D208157515
TX	TARRANT	TX4390753.00	SUSAN FIRES ET VIR	4/3/2008	TARRANT	D208157506
TX	TARRANT	TX4390754.00	WILLIAM W CALLAHAN ET UX	4/3/2008	TARRANT	D208157503
TX	TARRANT	TX4390755.00	FIDEL MACIAS ET UX	10/24/2007	TARRANT	D208086978
TX	TARRANT	TX4390756.00	MICHELLE M BRASUELL-FIFE	2/7/2008	TARRANT	D208086968
TX	TARRANT	TX4390757.00	MATTHEW KENNEDY ET UX	11/15/2007	TARRANT	D208086894
TX	TARRANT	TX4390758.00	LAWRENCE ADAMS ET UX	11/15/2007	TARRANT	D208086903
TX	TARRANT	TX4390767.00	JOSE & JORGE MONTOYA	4/3/2008	TARRANT	D208157481
TX	TARRANT	TX4390768.00	NAOMI PEASE ET VIR	11/15/2007	TARRANT	D208086916
TX	TARRANT	TX4390769.00	JAMES A GRICE ET UX	11/15/2007	TARRANT	D208086987
TX	TARRANT	TX4390770.00	LEISHA & CLIFTON SHELTON	4/3/2008	TARRANT	D208157468
TX	TARRANT	TX4390771.00	ROBERT KNOWLTON ET UX	2/7/2008	TARRANT	D208086981
TX	TARRANT	TX4390772.00	SUSAN HORD ACREY ET VIR	7/25/2001	TARRANT	D201249809
TX	TARRANT	TX4390773.00	KENNER REALTY CORPORATION	2/7/2008	TARRANT	D208086994
TX	TARRANT	TX4390774.00	SHERMAN & AMY TRYON	4/3/2008	TARRANT	D208157523
TX	TARRANT	TX4390775.00	THOMAS AND DEBORAH WALSH	11/15/2007	TARRANT	D208086943
TX	TARRANT	TX4390776.00	JEFFREY & CONNIE JOHNSON	11/15/2007	TARRANT	D208086937
TX	TARRANT	TX4390777.00	DANIEL & AMANDA RAWLS	4/3/2008	TARRANT	D208157522
TX	TARRANT	TX4390778.00	RONALD SLONAKER ET UX	4/3/2008	TARRANT	D208157512
TX	TARRANT	TX4390779.00	BRANDY & DAVID GREEN	11/15/2007	TARRANT	D208086915
TX	TARRANT	TX4390780.00	CARLOS CARBALLO	4/3/2008	TARRANT	D208157500
TX	TARRANT	TX4390781.00	JOSHUA & KACIE CROWDER	4/3/2008	TARRANT	D208157519
TX	TARRANT	TX4390782.00	ARLENE & STEVE SARK	11/15/2007	TARRANT	D208086897
TX	TARRANT	TX4390783.00	BRANDON & STACY BEARD	11/15/2007	TARRANT	D208086993
TX	TARRANT	TX4390784.00	JON R CREIGHTON	2/7/2008	TARRANT	D208157454
TX	TARRANT	TX4390786.00	WILLIAM JOSEPH TUCKER ET U	12/4/2008	TARRANT	D208461225
TX	TARRANT	TX4390788.00	K GILL & KENDRA WALKER	11/15/2007	TARRANT	D208086938
TX	TARRANT	TX4390789.00	VINCENT MAGANA ET UX	4/3/2008	TARRANT	D208157483
TX	TARRANT	TX4390790.00	KEVIN L KLOIBER ET UX	4/3/2008	TARRANT	D208157472
TX	TARRANT	TX4390791.00	COREY DON CHAMBERS	4/3/2008	TARRANT	D208157471
TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003	TARRANT	D203145423
TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003
TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003		D203145423
TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003

Exhibit A, Page 13
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003
TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003
TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003
TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003
TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003
TX	TARRANT	TX4390817.00	JAMES KENNETH WIGGINS ET U	7/25/2001	TARRANT	D201249811
TX	TARRANT	TX4390825.00	EUGENE PHILIP BURTNER ET A	7/1/2008	TARRANT	D208268485
TX	TARRANT	TX4390826.00	DONALD L HUDGINS JR ET AL	5/10/2008	TARRANT	Duplicate Original D208191991
TX	TARRANT	TX4390826.00	DONALD L HUDGINS JR ET AL	5/10/2008	TARRANT	D208420204
TX	TARRANT	TX4390828.01	PHILLIP K SOTEL 2000 TRUST	8/5/2002	TARRANT	D202326159
TX	TARRANT	TX4390828.02	FRANCES L CLARK	8/5/2002	TARRANT	D203023488
TX	TARRANT	TX4390847.00	FREDERIK FLOREN TRUSTEE	3/3/2003	TARRANT	D203103742
TX	TARRANT	TX4390847.00	FREDERIK FLOREN TRUSTEE	3/3/2003
TX	TARRANT	TX4390848.00	DAVID TOM MCPHERSON ET UX	4/28/2008	TARRANT	D208191989
TX	TARRANT	TX4390850.00	KENNETH W BRADLEY ET UX	5/8/2008	TARRANT	D208191988
TX	TARRANT	TX4390852.00	WILLIAM & INA B JAMESON REV TR	10/24/2002	TARRANT	D203145442
TX	TARRANT	TX4390852.00	WILLIAM & INA B JAMESON REV TR	10/24/2002
TX	TARRANT	TX4390852.00	WILLIAM & INA B JAMESON REV TR	10/24/2002
TX	TARRANT	TX4390877.00	ALLIANCE HOTEL II LTD	3/17/2009	TARRANT	D209128427
TX	TARRANT	TX4390878.00	SAGAMORE-FORT WORTH LP	3/17/2009	TARRANT	D209128428
TX	TARRANT	TX4390916.99	ALICE LAVON BREWER	6/29/2009	TARRANT	D209177830
TX	TARRANT	TX4390920.99	SUSAN ACREY	8/31/2009	TARRANT	D209235059
TX	TARRANT AND DENTON	TX4390921.00	MOUNT OLIVET CEMETERY ASSN	8/3/2009	TARRANT	D209208077
TX	TARRANT AND DENTON	TX4390921.00	MOUNT OLIVET CEMETERY ASSN	8/3/2009	DENTON	2009-95113
TX	TARRANT	TX4390923.00	ST TX MF-110200	7/14/2009	TARRANT	D209202877
TX	TARRANT	TX4390958.99	STEVEN W NORTHINGTON	11/10/2009	TARRANT	D209303332
TX	TARRANT	TX4390960.00	TODD FAMILY LIVING TRUST	12/2/2009	TARRANT	D209323848
TX	TARRANT	TX4390961.00	PAUL WILBANKS ET UX	12/2/2009	TARRANT	D209323847
TX	TARRANT	TX4390964.00	JOHN C MCGAUGH	12/14/2009	TARRANT	D210016299
TX	TARRANT	TX4390965.00	KEVIN A LEE ET UX	12/14/2009	TARRANT	D210016300

Exhibit A, Page 14
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4390966.00	MARIELLA E UGAZ ET VIR	12/14/2009	TARRANT			D210016301
TX	TARRANT	TX4390971.00	CHAD A WHITE ET UX	12/7/2009	TARRANT			D210016302
TX	TARRANT	TX4390978.00	ST TX 110640	3/23/2010	TARRANT			D210092561
TX	TARRANT	TX4390983.01	PCP LOST CREEK RANCH NORTH	2/1/2010	TARRANT			D210107250
TX	TARRANT	TX4390983.02	D L HUDGINS JR	2/1/2010	TARRANT			D210107249
TX	TARRANT	TX4390984.00	SCOTT GRAZER ET UX	2/12/2010	TARRANT			D210042820
TX	TARRANT	TX4390987.00	ODETTE NGOIE TSHISEKEDI ET AL	2/12/2010	TARRANT			D210042817
TX	TARRANT	TX4390988.00	LOST SPURS DEVELOPMENT INC	2/1/2010	TARRANT			D210107248
TX	TARRANT	TX4390999.00	VIRGINIA ARMENDARIZ	3/24/2010	TARRANT			D210092557
TX	TARRANT	TX4391000.00	JAIMARIE SANTOS-ROMAN ET VIR	3/15/2010	TARRANT			D210092558
TX	TARRANT	TX4391001.00	TARE L DURR ET VIR	3/24/2010	TARRANT			D210092559
TX	TARRANT	TX4391007.00	RICHARD BARBER ET UX	3/25/2010	TARRANT			D210078911
TX	TARRANT	TX4391011.00	MICHAEL K THURMAN ET UX	4/15/2010	TARRANT			D210092560
TX	TARRANT	TX4391013.00	JEAN PHILLIPE ISSOM ET UX	4/23/2010	TARRANT			D210107278
TX	TARRANT	TX4391014.00	AMIR HONARDAR	4/26/2010	TARRANT			D210123322
TX	TARRANT	TX4391016.00	NICOLE OLBRICH MEEK ET VIR	5/4/2010	TARRANT			D210107277
TX	TARRANT	TX4391019.00	TONY COUGHLIN ET UX	4/12/2010	TARRANT			D210123323
TX	TARRANT	TX4391025.01	LONZO E MEDLIN TRUST	8/29/2001	TARRANT			D201211727
TX	TARRANT	TX4391025.01	LONZO E MEDLIN TRUST	8/29/2001
TX	TARRANT	TX4391025.02	FLEISCHAKER MINERAL CO	1/16/2001	TARRANT			D201277370
TX	TARRANT	TX4391025.02	FLEISCHAKER MINERAL CO	1/16/2001
TX	TARRANT	TX4391025.03	FLEISCHAKER MINERAL CO LLC	1/15/2010	TARRANT			D210042824
TX	TARRANT	TX4391025.04	LANGSTON MINERAL ET AL	4/1/2010	TARRANT			D210155884
TX	TARRANT	TX4391026.01	MARGARET R SCHLUTER	9/13/2001	TARRANT	15268	73	D201284943
TX	TARRANT	TX4391026.01	MARGARET R SCHLUTER	9/13/2001
TX	TARRANT	TX4391026.02	REYNOLDS CHAR TRUST	11/15/2001	TARRANT	15281	430	D201291010
TX	TARRANT	TX4391026.02	REYNOLDS CHAR TRUST	11/15/2001
TX	TARRANT	TX4391026.03	N LILLIAN & S REYNOLDS CHAR TR	4/1/2010	TARRANT			D210199520
TX	TARRANT	TX4391026.04	MARGARET R HUGHES	4/1/2010	TARRANT			D210155885
TX	TARRANT	TX4391027.00	VIVIANE L SCHMUTZLER ET VIR	6/9/2010	TARRANT			D210139574
TX	TARRANT	TX4391028.00	BRANTON K LOEWEN ET UX	5/18/2010	TARRANT			D210139575
TX	TARRANT	TX4391038.00	B-TEX MINERALS LP	8/9/2010	TARRANT			D210193026
TX	TARRANT	TX4391041.00	NORTEX MINERALS LP	8/4/2010	TARRANT			D210217434
TX	TARRANT	TX4391043.00	AMBER A BOS	7/28/2010	TARRANT			D210201300

Exhibit A, Page 15
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	TARRANT	TX4391045.00	DARREN W JOHNSTON	6/23/2010	TARRANT			D210211172
TX	TARRANT	TX4391046.00	KELLY WEBBER	8/6/2010	TARRANT			D210201298
TX	TARRANT	TX4391047.00	MITCHELL TODD	8/16/2010	TARRANT			D210211173
TX	TARRANT	TX4391048.00	ROBERT KYLE ROGERS ET UX	8/16/2010	TARRANT			D210206464
TX	TARRANT	TX4391049.00	TINA MORALES	8/16/2010	TARRANT			D210201299
TX	TARRANT	TX4391053.00	ZHI WANG & XIAPING QU	8/18/2010	TARRANT			D210206465
TX	TARRANT	TX4391061.00	SHENG-FANG HUANG ET UX	8/31/2010	TARRANT			D210220317
TX	TARRANT	TX4391063.00	ANG ANDREW OUM	8/31/2010	TARRANT			D210220316
TX	TARRANT	TX4391067.00	ERIC W BURISKY	8/16/2010	TARRANT			D210229109
TX	TARRANT	TX4391270.00	THOMAS E RADELL ET UX	4/19/2011	TARRANT			D211099720
TX	TARRANT	TX4391301.00	XIANPING QU & ZHI WANG	9/14/2011	TARRANT			D211226008
TX	TARRANT	TX4391311.00	NORTEX MINERALS LP	10/12/2011	TARRANT			D211253270
TX	TARRANT	TX4391364.01	EAGLE FARMS INC	4/21/2014	TARRANT			D214084784
TX	TARRANT	TX4391365.01	ROY & EMMA FREER INDIV & TREES	5/13/2014	TARRANT			D214132771
TX	TARRANT	TX4391367.00	LOTTIE BARTON JOHNSON	8/12/1985	TARRANT	8306	1547
TX	TARRANT	TX1210031.33	ROGER DALE JORDAN ET UX	9/24/2014	TARRANT			D214216579
TX	TARRANT	TX1210031.42	JIMMY CHARLES MOSLEY ET UX	10/24/2014	TARRANT			D214256084
TX	TARRANT	TX1210031.43	JEFFREY SCOTT CORNELIUS ET UX	11/10/2014	TARRANT			D214256086
TX	TARRANT	TX1210031.44	DONALD R STARNES ET UX	10/21/2014	TARRANT			D214275918
TX	TARRANT	TX1210031.45	TAMELA L GILLHAM	7/30/2014	TARRANT			D214275917
TX	TARRANT	TX1210031.50	GARY D LARIMER ET UX	12/9/2014	TARRANT			D215002808
TX	TARRANT	TX1210031.51	PHILIP R BOYD	10/17/2014	TARRANT			D215008926
TX	TARRANT	TX1210031.61	FRANK ROSNER ET UX	3/3/2015	TARRANT			D215055162
TX	TARRANT	TX1210031.62	PHILLIP WARREN JOHNSON	3/5/2015	TARRANT			D215068008
TX	TARRANT	TX1210031.63	RODNEY A NESBITT ET UX	7/30/2014	TARRANT			D215118279
TX	DENTON AND TARRANT	TX1210001.00	NORTEX MINERALS LP	12/1/2006	DENTON			2007-30172
TX	DENTON AND TARRANT	TX1210001.00	NORTEX MINERALS LP	12/1/2006
TX	DENTON AND TARRANT	TX1210002.00	NORTEX MINERALS LP	12/15/2005	DENTON			2006-35282
TX	DENTON AND TARRANT	TX1210002.00	NORTEX MINERALS LP	12/15/2005
TX	DENTON AND TARRANT	TX1210003.00	NORTEX MINERALS LP	12/31/2005	DENTON			2006-72364

Exhibit A, Page 16
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	DENTON AND TARRANT	TX1210003.00	NORTEX MINERALS LP	12/31/2005
TX	DENTON AND TARRANT	TX1210004.00	NORTEX MINERALS LP	1/1/2005	DENTON			2005-35383
TX	DENTON AND TARRANT	TX1210004.00	NORTEX MINERALS LP	1/1/2005
TX	DENTON AND TARRANT	TX1210005.00	NORTEX MINERALS LP	5/1/2003	DENTON			2004-124550
TX	DENTON AND TARRANT	TX1210005.00	NORTEX MINERALS LP		TARRANT			D203315430
TX	DENTON AND TARRANT	TX1210005.00	NORTEX MINERALS LP	5/1/2003
TX	DENTON AND TARRANT	TX1210005.00	NORTEX MINERALS LP
TX	DENTON AND TARRANT	TX1210005.00	NORTEX MINERALS LP
TX	DENTON AND TARRANT	TX1210005.00	NORTEX MINERALS LP	5/1/2003
TX	DENTON AND TARRANT	TX1210005.00	NORTEX MINERALS LP
TX	DENTON	TX1210006.00	PETERSON FAMILY TRUST ETAL	11/7/2006	DENTON			2006-137384
TX	DENTON	TX1210007.00	PATTERSON LOGISTICS SVC	8/20/2007	DENTON			2007-108522
TX	DENTON AND TARRANT	TX1210008.01	NORTEX MINERALS LP	4/30/2007	DENTON			2007-69391
TX	DENTON AND TARRANT	TX1210008.01	NORTEX MINERALS LP	4/30/2007
TX	DENTON	TX1210008.02	LEOLA W HUGG CHARITABLE TR	10/17/2006	DENTON			2006-141646
TX	DENTON AND TARRANT	TX1210010.01	NORTEX MINERALS LP	1/1/2005	DENTON			2005-35383
TX	DENTON AND TARRANT	TX1210010.01	NORTEX MINERALS LP	1/1/2005
TX	DENTON AND TARRANT	TX1210011.01	WAUNITA L CLARK	8/12/2001	DENTON	4931	1803	101800
TX	DENTON AND TARRANT	TX1210011.01	WAUNITA L CLARK	8/12/2001	TARRANT			D203174562
TX	DENTON AND TARRANT	TX1210011.01	WAUNITA L CLARK	8/12/2001
TX	DENTON AND TARRANT	TX1210011.01	WAUNITA L CLARK	8/12/2001
TX	DENTON AND TARRANT	TX1210011.01	WAUNITA L CLARK	8/12/2001

Exhibit A, Page 17
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

	DENTON AND TARRANT	TX1210011.01	WAUNITA L CLARK	8/12/2001
TX	DENTON AND TARRANT	TX1210011.02	LAURA BETH BRINKER	8/12/2001	DENTON	4931	1807	101801
TX	DENTON AND TARRANT	TX1210011.02	LAURA BETH BRINKER	8/12/2001	TARRANT			D203174564
TX	DENTON AND TARRANT	TX1210011.02	LAURA BETH BRINKER	8/12/2001
TX	DENTON AND TARRANT	TX1210011.02	LAURA BETH BRINKER	8/12/2001
TX	DENTON AND TARRANT	TX1210011.02	LAURA BETH BRINKER	8/12/2001
TX	DENTON AND TARRANT	TX1210011.02	LAURA BETH BRINKER	8/12/2001
TX	DENTON AND TARRANT	TX1210011.03	JACK CROWLEY ET AL	8/27/2001	DENTON	4931	1812	101802
TX	DENTON AND TARRANT	TX1210011.03	JACK CROWLEY ET AL	8/27/2001	TARRANT			D203174561
TX	DENTON AND TARRANT	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	DENTON AND TARRANT	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	DENTON AND TARRANT	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	DENTON AND TARRANT	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	DENTON AND TARRANT	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	DENTON AND TARRANT	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	DENTON AND TARRANT	TX1210012.01	DR WELLS O STEPHENS EST	12/17/2001	DENTON	5000	1164	4043
TX	DENTON AND TARRANT	TX1210012.01	DR WELLS O STEPHENS EST	12/17/2001	TARRANT			D202037586
TX	DENTON AND TARRANT	TX1210012.02	DR C B KENDALL EST	12/17/2001	DENTON	5000	1169	4044
TX	DENTON AND TARRANT	TX1210012.02	DR C B KENDALL EST	12/17/2001	TARRANT			D202037587
TX	DENTON	TX1210016.00	KENDRA STEPHENS ET AL	1/15/2008	DENTON			2008-27701
TX	DENTON	TX1210017.00	GLENN HYDE ET AL	4/5/2002	DENTON	5249	1757	4574
TX	DENTON	TX1210018.01	THE PROSPECT COMPANY	1/30/2009	DENTON			2009-19205

Exhibit A, Page 18
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	DENTON	TX1210018.02	PETRUS INVESTMENT LP	9/15/2009	DENTON			2010-37198
TX	DENTON	TX1210018.04	TEXAS MOTOR SPEEDWAY INC	12/20/2011	DENTON			2012-25549
TX	DENTON	TX1210019.01	NORTH DALLAS BROKERS INC	5/5/2002	DENTON	5099	1112	69050
TX	DENTON	TX1210020.00	DOROTHY GEBERT	10/12/2001	DENTON	4988	5	137605
TX	DENTON	TX1210021.00	BUCHANAN PARTNERS LTD	11/1/2001	DENTON	4964	1854
TX	DENTON	TX1210021.00	BUCHANAN PARTNERS LTD	11/1/2001
TX	DENTON	TX1210021.00	BUCHANAN PARTNERS LTD	11/1/2001
TX	DENTON	TX1210023.00	LEWAYNE PETERSON TR ET AL	7/31/2006	DENTON			2006-94361
TX	DENTON AND TARRANT	TX1210024.01	NORTEX MINERALS LP	8/15/2005	DENTON			2006-21810
TX	DENTON AND TARRANT	TX1210024.01	NORTEX MINERALS LP	8/15/2005
TX	DENTON AND TARRANT	TX1210026.01	PBBM NORTHLAKE LTD	3/2/2009	DENTON			2009-60422
TX	DENTON AND TARRANT	TX1210026.01	PBBM NORTHLAKE LTD	3/2/2009
TX	DENTON AND TARRANT	TX1210026.01	PBBM NORTHLAKE LTD	3/2/2009
TX	DENTON AND TARRANT	TX1210026.01	PBBM NORTHLAKE LTD	3/2/2009
TX	DENTON	TX1210026.02	DEVON ENERGY PRODUCTION COMPANY LP	6/4/2012	DENTON			2012-68882
TX	DENTON	TX1210029.00	PETRUS INVESTMENT LP	9/15/2009	DENTON			2010-37199
TX	DENTON AND TARRANT	TX1210031.13	LUMINANT MINERAL DEVELOPMENT	3/2/2010	DENTON			2010-22559
TX	DENTON AND TARRANT	TX1210031.13	LUMINANT MINERAL DEVELOPMENT	3/2/2010	TARRANT			D210047137
TX	DENTON AND TARRANT	TX1210031.14	JOHN PORTER FARMS INC	4/21/2014	DENTON			2014-41356
TX	DENTON AND TARRANT	TX1210031.14	JOHN PORTER FARMS INC	4/21/2014	TARRANT			D214084785
TX	DENTON AND TARRANT	TX1210031.15	BOB CATES ET UX	4/23/2014	DENTON			2014-41354
TX	DENTON AND TARRANT	TX1210031.15	BOB CATES ET UX	4/23/2014	TARRANT			D214084785
TX	DENTON AND TARRANT	TX1210031.16	JOE CATES ET UX	4/23/2014	DENTON			2014-41355
TX	DENTON	TX1210031.17	RUSSELL C HOLLINGSWORTH ET UX	5/6/2014	DENTON			2014-49256
TX	DENTON	TX1210031.18	CARL BRASWELL ET UX	5/1/2014	DENTON			2014-41359

Exhibit A, Page 19
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	DENTON	TX1210031.19	GRANT T DOSTERT ET UX	4/24/2014	DENTON	2014-49255
TX	DENTON AND TARRANT	TX1210031.20	PAUL D COPENHAVER JR ET UX	5/12/2014	DENTON	2014-49254
TX	DENTON	TX1210031.22	BARRY LEMONS ET UX	6/5/2014	DENTON	2014-77321
TX	DENTON	TX1210031.23	JAMES F HUNTER	6/11/2014	DENTON	2014-61289
TX	DENTON	TX1210031.24	CLYDE E WALL ET UX	7/7/2014	DENTON	2014-73371
TX	DENTON	TX1210031.25	DARIN G WINGER ET UX	7/9/2014	DENTON	2014-73372
TX	DENTON	TX1210031.26	PAUL J FLEURY ET UX	7/17/2014	DENTON	2014-77320
TX	DENTON AND TARRANT	TX1210031.27	JOHN MURLEY	7/24/2014	DENTON	2014-82676
TX	DENTON AND TARRANT	TX1210031.27	JOHN MURLEY	7/24/2014	TARRANT	D215142691
TX	DENTON AND TARRANT	TX1210031.28	SUE WORKS	5/16/2014	DENTON	2014-61290
TX	DENTON AND TARRANT	TX1210031.28	SUE WORKS	5/16/2014	TARRANT	D214132772
TX	DENTON	TX1210031.29	MARILYN L BOEMER	8/13/2014	TARRANT	D214195143
TX	DENTON AND TARRANT	TX1210031.30	PAUL A PINSON ET UX	8/13/2014	TARRANT	D214195144
TX	TARRANT	TX1210031.31	DEBORAH L FLORES	8/13/2014	TARRANT	D214195145
TX	DENTON AND TARRANT	TX1210031.32	WILLIAM A KIRK	8/18/2014	DENTON	2014-100907
TX	DENTON AND TARRANT	TX1210031.32	WILLIAM A KIRK	8/18/2014	TARRANT	D214195142
TX	DENTON	TX1210031.34	MARK ALLEN HUFF	8/9/2014	DENTON	2014-100906
TX	DENTON	TX1210031.35	CHAD DAVID REITHMEIER ET UX	8/29/2014	DENTON	2014-100905
TX	DENTON AND TARRANT	TX1210031.36	RICHARD N BROWN ET UX	6/26/2014	DENTON	2014-109197
TX	DENTON AND TARRANT	TX1210031.36	RICHARD N BROWN ET UX	6/26/2014	TARRANT	D214225480
TX	DENTON AND TARRANT	TX1210031.37	PAUL DON CRUSE ET UX	10/8/2014	DENTON	2014-109196
TX	DENTON AND TARRANT	TX1210031.37	PAUL DON CRUSE ET UX		TARRANT	D214225481
TX	DENTON AND TARRANT	TX1210031.39	KENNETH MILLER	10/16/2014	DENTON	2014-122345
TX	DENTON AND TARRANT	TX1210031.39	KENNETH MILLER	10/16/2014	TARRANT	D214256085
TX	DENTON	TX1210031.40	ROBERTA MARIE CRUSE	10/8/2014	DENTON	2014-109195

Exhibit A, Page 20
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	DENTON AND TARRANT	TX1210031.41	LARRY CARSON TIDWELL ET UX	11/6/2014	DENTON	2015-1219
TX	DENTON AND TARRANT	TX1210031.41	LARRY CARSON TIDWELL ET UX	11/6/2014	TARRANT	D214275922
TX	DENTON AND TARRANT	TX1210031.46	RAYA NEVEEN REDDY ET UX	12/10/2014	DENTON	2015-1217
TX	DENTON AND TARRANT	TX1210031.46	RAYA NEVEEN REDDY ET UX	12/10/2014	TARRANT	D214275920
TX	DENTON	TX1210031.47	JOHNNY G GRACE ET UX	10/29/2014	DENTON	2015-1222
TX	TARRANT	TX1210031.48	MELISSA M TAYLOR ET VIR	11/11/2014	TARRANT	D214275921
TX	DENTON	TX1210031.49	JAMES R SOWELL ET UX	9/2/2014	DENTON	2015-1220
TX	DENTON AND TARRANT	TX1210031.52	JOHN T MASON	8/25/2014	DENTON	2015-8218
TX	DENTON AND TARRANT	TX1210031.52	JOHN T MASON	8/25/2014	TARRANT	D215013068
TX	DENTON AND TARRANT	TX1210031.53	SHERRY BUGG	10/24/2014	DENTON	2015-8217
TX	DENTON AND TARRANT	TX1210031.53	SHERRY BUGG	10/24/2014	TARRANT	D215013067
TX	DENTON AND TARRANT	TX1210031.56	JAMES R HAIRE ET UX	12/18/2014	DENTON	2015-14690
TX	DENTON AND TARRANT	TX1210031.56	JAMES R HAIRE ET UX		TARRANT	D215026331
TX	DENTON AND TARRANT	TX1210031.57	DALE GLEN & STELLA MARIE EDELMAN	1/21/2015	DENTON	2015-14688
TX	DENTON AND TARRANT	TX1210031.57	DALE GLEN & STELLA MARIE EDELMAN	1/21/2015	TARRANT	D215046447
TX	DENTON	TX1210031.58	RANDELL M DAY	1/6/2015	DENTON	2015-14689
TX	DENTON AND TARRANT	TX1210031.59	KEVIN SIMMONS	2/5/2015	DENTON	2015-26717
	DENTON AND TARRANT	TX1210031.59	KEVIN SIMMONS		TARRANT	D215046448
TX	DENTON AND TARRANT	TX1210031.60	ANGELA DAONNE RAWIE	8/19/2014	DENTON	2015-26718
	DENTON AND TARRANT	TX1210031.60	ANGELA DAONNE RAWIE		TARRANT	D215052665
TX	DENTON	TX1210031.64	CARRIE RENE RENDON	11/13/2014	DENTON	2015-60638
TX	DENTON	TX1210031.66	TIFFANY D MAYES ET AL	6/9/2015	DENTON	2015-117487
TX	DENTON	TX1210031.67	JERRY L SMART ET UX	12/5/2015	DENTON	PENDING
TX	DENTON	TX1210031.68	WILLIAM G BAKER	12/3/2015	DENTON	PENDING

Exhibit A, Page 21
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	DENTON	TX1210031.69	JAMES E BROOME ET UX	12/3/2015	DENTON	PENDING
TX	DENTON	TX1210031.70	RICHARD A CIAMPA ET UX	12/2/2015	DENTON	PENDING
TX	DENTON	TX1210031.71	JASBIR SIDHU ET UX	12/7/2015	DENTON	PENDING
TX	DENTON	TX1210031.72	GARY ALLEN MIRON ET UX	12/7/2015	DENTON	PENDING
TX	DENTON	TX1210031.73	MARCIA J WIETING	12/4/2015	DENTON	PENDING
TX	DENTON	TX1210039.02	A & C CATTLE COMPANY LLC	8/19/2014	DENTON	2014-90016
TX	DENTON	TX1210044.00	PETRUS INVESTMENT LP	8/4/2010	DENTON	2010-89083
TX	DENTON	TX1210048.01	INTEL CORPORATION	9/23/2010	DENTON	2010-98249
TX	DENTON	TX1210051.01	ALLIANCE AIRPORT AUTHORITY INC	5/3/2011	DENTON	2011-42422
TX	DENTON	TX1210051.01	ALLIANCE AIRPORT AUTHORITY INC
TX	DENTON	TX1210052.00	HOWARD PETERSON IRREVOC TR	5/4/2011	DENTON	2011-42421
TX	DENTON	TX1210056.99	INTEL CORPORATION	10/25/2011	DENTON	2011-103169
TX	DENTON	TX1210060.01	ROXANNE HARMONSON DOLPH	9/19/2011	DENTON	2011-90979
TX	DENTON	TX1210060.02	MARIE PETTY ETHRIDGE	9/20/2011	DENTON	2011-93491
TX	DENTON	TX1210060.03	PETER C HARMONSON III	9/19/2011	DENTON	2011-93493
TX	DENTON	TX1210060.04	BOBBY KIRK HARMONSON	9/19/2011	DENTON	2011-93492
TX	DENTON	TX1210060.05	DAVID L HARMONSON	9/19/2011	DENTON	2011-93494
TX	DENTON	TX1210060.06	PAULA H DUNCAN	9/19/2011	DENTON	2011-93495
TX	DENTON	TX1210060.07	LEE ANN THOMAS MILLER	9/29/2011	DENTON	2011-102938
TX	DENTON	TX1210060.08	RITA CARMA LEE DAVIS	9/22/2011	DENTON	2011-102941
TX	DENTON	TX1210060.09	CATHERINE LYNN THOMAS HAMILTON	9/29/2011	DENTON	2011-102940
TX	DENTON	TX1210060.10	DAVID EDWIN LEE	9/28/2011	DENTON	2011-102939
TX	DENTON	TX1210060.11	NONA LOIS LEE STONE	9/22/2011	DENTON	2011-102935
TX	DENTON	TX1210060.12	WILLIAM S SWAN	9/30/2011	DENTON	2011-102936
TX	DENTON	TX1210060.13	LINDA THOMAS	10/11/2011	DENTON	2011-102937
TX	DENTON	TX1210060.14	MELBA JEAN LEE KOVICS	9/22/2011	DENTON	2011-104265
TX	DENTON	TX1210060.15	ROBERT EARL LEE	9/22/2011	DENTON	2011-104264
TX	DENTON	TX1210060.16	ARLIN LEE	9/29/2011	DENTON	2011-104263
TX	DENTON	TX1210060.17	LESLIE JO BALTON	10/18/2011	DENTON	2011-106798
TX	DENTON	TX1210060.18	PERRY VAN MOORE	10/20/2011	DENTON	2011-106797
TX	DENTON	TX1210060.20	ROBERT BEAMS	10/20/2011	DENTON	2011-106796
TX	DENTON	TX1210060.21	BETTY BELLAMY	10/20/2011	DENTON	2011-106791
TX	DENTON	TX1210060.22	J RUSSELL BELLAMY	10/20/2011	DENTON	2011-106792

Exhibit A, Page 22
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	DENTON	TX1210060.23	RODNEY L LEE	9/29/2011	DENTON	2011-106793
TX	DENTON	TX1210060.24	IDELLA L MCFARLEN	10/24/2011	DENTON	2011-110028
TX	DENTON	TX1210060.25	OTIS E SMITH	10/24/2011	DENTON	2011-106794
TX	DENTON	TX1210060.26	RKJR PROPERTIES LTD	11/18/2011	DENTON	2011-113741
TX	DENTON	TX1210060.27	ROBERT HUFF MITCHELL C TRUST	11/18/2011	DENTON	2011-113740
TX	DENTON	TX1210060.28	JEAN EVELYN MITCHELL C TRUST	11/18/2011	DENTON	2011-113739
TX	DENTON	TX1210060.29	JOHN E GIBSON	11/1/2011	DENTON	2011-110026
TX	DENTON	TX1210060.30	LINDA W COLLINS	10/20/2011	DENTON	2011-110027
TX	DENTON	TX1210060.31	STEVEN LEE THOMAS	10/25/2011	DENTON	2011-110029
TX	DENTON	TX1210060.32	SUE WOOLDRIDGE	10/20/2011	DENTON	2011-110031
TX	DENTON	TX1210060.33	JANE REYNOLDS	10/20/2011	DENTON	2011-110030
TX	DENTON	TX1210060.34	CAROLYN WEST	11/11/2011	DENTON	2011-113738
TX	DENTON	TX1210060.35	JACK E SMITH	11/7/2011	DENTON	2011-113743
TX	DENTON	TX1210060.36	STAN COMBEST ET UX	10/5/2011	DENTON	2011-113742
TX	DENTON	TX1210060.37	SHARON R VANDERGRIFT	11/17/2011	DENTON	2011-117400
TX	DENTON	TX1210060.38	CYNTHIA RAINEY YEWELL ET AL	12/13/2011	DENTON	2012-910
TX	DENTON	TX1210060.39	KENNETH WAYNE RAINEY	12/13/2011	DENTON	2012-909
TX	DENTON	TX1210060.40	JENNIFER R RAINEY ESTATE	12/13/2011	DENTON	2012-908
TX	DENTON	TX1210060.41	FW SPORTS AUTHORITY INC	12/20/2011	DENTON	2011-121883
TX	DENTON	TX1210060.42	THE PROSPECT COMPANY	11/10/2011	DENTON	2012-4688
TX	DENTON	TX1210060.43	FRANKIE JO LEE ROBBINS ET AL	2/15/2011	DENTON	2011-22216
TX	DENTON	TX1210060.44	CITY OF FORT WORTH	8/24/2012	DENTON	2012-108148
TX	DENTON	TX1210060.45	TEXAS MOTOR SPEEDWAY INC	3/7/2013	DENTON	2013-39639
TX	DENTON	TX1210060.46	ST TX MF-115929	11/5/2013	DENTON	2013-143751
TX	DENTON	TX1210060.47	MONTE CLAMPITT	6/27/2013	DENTON	2013-143747
TX	DENTON	TX1210060.48	MARK MCADAMS	7/9/2013	DENTON	2013-143749
TX	DENTON	TX1210060.49	MARCELLA P STRICKLAND	7/9/2013	DENTON	2013-143750
TX	DENTON	TX1210060.50	MARSHA A CRAWFORD	7/9/2013	DENTON	2013-143748
TX	DENTON	TX1210060.51	JAMES E PEPPER	7/9/2013	DENTON	2014-1197
TX	DENTON	TX1210060.52	BUCHANAN PARTNERS LTD	7/1/2014	DENTON	2014-73370
TX	DENTON	TX1210060.53	PETRUS INVESTMENT LP	4/22/2014	DENTON	2014-49248
TX	DENTON	TX1210066.01	LAHONDA JO PETERSON	5/12/2010	DENTON	2010-55825
TX	DENTON	TX1210066.01	LAHONDA JO PETERSON	5/12/2010
TX	DENTON	TX1210066.02	TRUETT WELDON PETERSON	5/12/2010	DENTON	2010-60220
TX	DENTON	TX1210066.02	TRUETT WELDON PETERSON
Exhibit A, Page 23
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TX	DENTON	TX1210067.00	BLM TX NM-101032	9/1/1998	DENTON
TX	DENTON	TX1210069.00	GLORIA HAMMACK REV TRUST ET AL	6/1/2006	DENTON	2006-81898
TX	DENTON	TX1210071.00	ST TX MF-114704	1/8/2013	DENTON	2013-14110
TX	DENTON	TX1210072.01	NORTEX MINERALS LP	3/1/2013	DENTON	2013-21369
TX	DENTON	TX1210074.00	WILLIAMS QUALITY RENTAL LLC	8/5/2013	DENTON	2013-111254
TX	DENTON	TX1210075.00	AHMAD FAMILY PARTNERSHIP	1/9/2014	DENTON	2014-3716
TX	DENTON	TX1210079.00	RUSSELL E HALL ET UX	4/23/2014	DENTON	2014-41360
TX	DENTON	TX1210083.00	RAYMOND MICHAEL CHARLEY	12/3/2015	DENTON	PENDING
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005	DENTON	2008-51627
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005	TARRANT	D206181584
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005
TX	DENTON AND TARRANT	TX4390499.01	ANNE CARTWRIGHT FAMILY TR	3/18/2003	DENTON	2008-65818
TX	DENTON AND TARRANT	TX4390499.01	ANNE CARTWRIGHT FAMILY TR		TARRANT	D203127485
TX	DENTON AND TARRANT	TX4390499.02	VICTORIA NEWTON TR	3/15/2003	DENTON	2008-65819
TX	DENTON AND TARRANT	TX4390499.02	VICTORIA NEWTON TR	3/15/2003	TARRANT	D203325911
TX	DENTON AND TARRANT	TX4390499.03	ELIZABETH P CARVER ESTATE	3/15/2003	DENTON	2008-65820
TX	DENTON AND TARRANT	TX4390499.03	ELIZABETH P CARVER ESTATE	3/15/2003	TARRANT	D203325910
TX	DENTON AND TARRANT	TX4390499.04	JEROME CARTWRIGHT IND	3/18/2003	DENTON	2008-65821
TX	DENTON AND TARRANT	TX4390499.04	JEROME CARTWRIGHT IND	3/18/2003	TARRANT	D203127484
TX	DENTON AND TARRANT	TX4390499.05	JEAN CARTWRIGHT DICKSON	3/18/2003	DENTON	2008-65822
TX	DENTON AND TARRANT	TX4390499.05	JEAN CARTWRIGHT DICKSON	3/18/2003	TARRANT	D203127483

Exhibit A, Page 24
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

ST	County	File ID	Lessor	Lease Dated	Recorded County	Vol/Book	Page	Instrument No.
TX	TARRANT AND DENTON	TX1210031.38	SUE A WORKS	5/16/2014	DENTON			2014-61290
TX	TARRANT AND DENTON	TX1210031.38	SUE A WORKS	5/16/2014	TARRANT			D214132772
TX	TARRANT AND DENTON	TX1210005.00	NORTEX MINERALS LP	5/1/2003	DENTON			2004-124550
TX	TARRANT AND DENTON	TX1210005.00	NORTEX MINERALS LP		TARRANT			D203315430
TX	TARRANT AND DENTON	TX1210005.00	NORTEX MINERALS LP	5/1/2003
TX	TARRANT AND DENTON	TX1210005.00	NORTEX MINERALS LP
TX	TARRANT AND DENTON	TX1210005.00	NORTEX MINERALS LP
TX	TARRANT AND DENTON	TX1210005.00	NORTEX MINERALS LP	5/1/2003
TX	TARRANT AND DENTON	TX1210005.00	NORTEX MINERALS LP
TX	TARRANT AND DENTON	TX1210011.01	WAUNITA L CLARK	8/12/2001	DENTON	4931	1803	101800
TX	TARRANT AND DENTON	TX1210011.01	WAUNITA L CLARK	8/12/2001	TARRANT			D203174562
TX	TARRANT AND DENTON	TX1210011.01	WAUNITA L CLARK	8/12/2001
TX	TARRANT AND DENTON	TX1210011.01	WAUNITA L CLARK	8/12/2001
TX	TARRANT AND DENTON	TX1210011.01	WAUNITA L CLARK	8/12/2001
	TARRANT AND DENTON	TX1210011.01	WAUNITA L CLARK	8/12/2001
TX	TARRANT AND DENTON	TX1210011.02	LAURA BETH BRINKER	8/12/2001	DENTON	4931	1807	101801
TX	TARRANT AND DENTON	TX1210011.02	LAURA BETH BRINKER	8/12/2001	TARRANT			D203174564
TX	TARRANT AND DENTON	TX1210011.02	LAURA BETH BRINKER	8/12/2001
TX	TARRANT AND DENTON	TX1210011.02	LAURA BETH BRINKER	8/12/2001
TX	TARRANT AND DENTON	TX1210011.02	LAURA BETH BRINKER	8/12/2001

TX	TARRANT AND DENTON	TX1210011.02	LAURA BETH BRINKER	8/12/2001
TX	TARRANT AND DENTON	TX1210011.03	JACK CROWLEY ET AL	8/27/2001	DENTON	4931	1812	101802
TX	TARRANT AND DENTON	TX1210011.03	JACK CROWLEY ET AL	8/27/2001	TARRANT			D203174561
TX	TARRANT AND DENTON	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	TARRANT AND DENTON	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	TARRANT AND DENTON	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	TARRANT AND DENTON	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	TARRANT AND DENTON	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	TARRANT AND DENTON	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	TARRANT AND DENTON	TX1210012.01	DR WELLS O STEPHENS EST	12/17/2001	DENTON	5000	1164	4043
TX	TARRANT AND DENTON	TX1210012.01	DR WELLS O STEPHENS EST	12/17/2001	TARRANT			D202037586
TX	TARRANT AND DENTON	TX1210012.02	DR C B KENDALL EST	12/17/2001	DENTON	5000	1169	4044
TX	TARRANT AND DENTON	TX1210012.02	DR C B KENDALL EST	12/17/2001	TARRANT			D202037587
TX	TARRANT AND DENTON	TX1210026.01	PBBM NORTHLAKE LTD	3/2/2009	DENTON			2009-60422
TX	TARRANT AND DENTON	TX1210026.01	PBBM NORTHLAKE LTD	3/2/2009
TX	TARRANT AND DENTON	TX1210026.01	PBBM NORTHLAKE LTD	3/2/2009
TX	TARRANT AND DENTON	TX1210026.01	PBBM NORTHLAKE LTD	3/2/2009
TX	TARRANT AND DENTON	TX1210031.13	LUMINANT MINERAL DEVELOPMENT	3/2/2010	DENTON			2010-22559
TX	TARRANT AND DENTON	TX1210031.13	LUMINANT MINERAL DEVELOPMENT	3/2/2010	TARRANT			D210047137
TX	TARRANT AND DENTON	TX1210031.14	JOHN PORTER FARMS INC	4/21/2014	DENTON			2014-41356
TX	TARRANT AND DENTON	TX1210031.14	JOHN PORTER FARMS INC	4/21/2014	TARRANT			D214084785

TX	TARRANT AND DENTON	TX1210031.15	BOB CATES ET UX	4/23/2014	DENTON	2014-41354
TX	TARRANT AND DENTON	TX1210031.15	BOB CATES ET UX	4/23/2014	TARRANT	D214084785
TX	TARRANT AND DENTON	TX1210031.16	JOE CATES ET UX	4/23/2014	DENTON	2014-41355
TX	TARRANT AND DENTON	TX1210031.20	PAUL D COPENHAVER JR ET UX	5/12/2014	DENTON	2014-49254
TX	TARRANT AND DENTON	TX1210031.27	JOHN MURLEY	7/24/2014	DENTON	2014-82676
TX	TARRANT AND DENTON	TX1210031.27	JOHN MURLEY	7/24/2014	TARRANT	D215142691
TX	TARRANT AND DENTON	TX1210031.28	SUE WORKS	5/16/2014	DENTON	2014-61290
TX	TARRANT AND DENTON	TX1210031.28	SUE WORKS	5/16/2014	TARRANT	D214132772
TX	TARRANT AND DENTON	TX1210031.30	PAUL A PINSON ET UX	8/13/2014	TARRANT	D214195144
TX	TARRANT AND DENTON	TX1210031.31	DEBORAH L FLORES	8/13/2014	TARRANT	D214195145
TX	TARRANT AND DENTON	TX1210031.32	WILLIAM A KIRK	8/18/2014	DENTON	2014-100907
TX	TARRANT AND DENTON	TX1210031.32	WILLIAM A KIRK	8/18/2014	TARRANT	D214195142
TX	TARRANT AND DENTON	TX1210031.36	RICHARD N BROWN ET UX	6/26/2014	DENTON	2014-109197
TX	TARRANT AND DENTON	TX1210031.36	RICHARD N BROWN ET UX	6/26/2014	TARRANT	D214225480
TX	TARRANT AND DENTON	TX1210031.37	PAUL DON CRUSE ET UX	10/8/2014	DENTON	2014-109196
TX	TARRANT AND DENTON	TX1210031.37	PAUL DON CRUSE ET UX		TARRANT	D214225481
TX	TARRANT AND DENTON	TX1210031.39	KENNETH MILLER	10/16/2014	DENTON	2014-122345
TX	TARRANT AND DENTON	TX1210031.39	KENNETH MILLER	10/16/2014	TARRANT	D214256085
TX	TARRANT AND DENTON	TX1210031.41	LARRY CARSON TIDWELL ET UX	11/6/2014	DENTON	2015-1219
TX	TARRANT AND DENTON	TX1210031.41	LARRY CARSON TIDWELL ET UX	11/6/2014	TARRANT	D214275922
TX	TARRANT AND DENTON	TX1210031.46	RAYA NEVEEN REDDY ET UX	12/10/2014	DENTON	2015-1217

TX	TARRANT AND DENTON	TX1210031.46	RAYA NEVEEN REDDY ET UX	12/10/2014	TARRANT	D214275920
TX	TARRANT AND DENTON	TX1210031.53	SHERRY BUGG	10/24/2014	DENTON	2015-8217
TX	TARRANT AND DENTON	TX1210031.53	SHERRY BUGG	10/24/2014	TARRANT	D215013067
TX	TARRANT AND DENTON	TX1210031.56	JAMES R HAIRE ET UX	12/18/2014	DENTON	2015-14690
TX	TARRANT AND DENTON	TX1210031.56	JAMES R HAIRE ET UX		TARRANT	D215026331
TX	TARRANT AND DENTON	TX1210031.57	DALE GLEN & STELLA MARIE EDELMAN	1/21/2015	DENTON	2015-14688
TX	TARRANT AND DENTON	TX1210031.57	DALE GLEN & STELLA MARIE EDELMAN	1/21/2015	TARRANT	D215046447
TX	TARRANT AND DENTON	TX1210031.59	KEVIN SIMMONS	2/5/2015	DENTON	2015-26717
	TARRANT AND DENTON	TX1210031.59	KEVIN SIMMONS		TARRANT	D215046448
TX	TARRANT AND DENTON	TX1210031.60	ANGELA DAONNE RAWIE	8/19/2014	DENTON	2015-26718
	TARRANT AND DENTON	TX1210031.60	ANGELA DAONNE RAWIE		TARRANT	D215052665
TX	TARRANT	TX1210031.54	SUSAN BURKE	1/8/2015	TARRANT	D215021177
TX	TARRANT	TX1210031.65	RICK M WATSON ET UX	1/5/2015	TARRANT	D215118278
TX	TARRANT	TX4390439.00	PERRY N BRANUM ET UX	7/4/2005	TARRANT	D205385729
TX	TARRANT	TX4390439.00	PERRY N BRANUM ET UX	7/4/2005
TX	TARRANT	TX4390440.00	RICKY L SONNEVELT	7/5/2005	TARRANT	D205385532
TX	TARRANT	TX4390441.00	SANDRA G SMITH	7/4/2005	TARRANT	D205385531
TX	TARRANT	TX4390442.00	JOYCE L PLUMMER	7/4/2005	TARRANT	D205385527
TX	TARRANT	TX4390443.00	MARJORIE FAY WATT	7/4/2005	TARRANT	D205385541
TX	TARRANT	TX4390444.00	BENNEY MARTIN	7/4/2005	TARRANT	D205385542
TX	TARRANT	TX4390446.00	ROBERT L JOHNSON	3/27/2006	TARRANT	D206194134
TX	TARRANT	TX4390447.00	ANTONIO GARCIA ET UX	3/27/2006	TARRANT	D206194133
TX	TARRANT	TX4390448.00	GLADYS S HAYS TRUSTEE ETAL	3/27/2006	TARRANT	D206194131
TX	TARRANT	TX4390449.00	SUNTRUST EQUITY FUNDING LL	1/17/2006	TARRANT	D206085659
TX	TARRANT	TX4390450.00	TANYA L LAIRD	8/29/2005	TARRANT	D205385539
TX	TARRANT	TX4390451.00	GLADYS HAYS	7/5/2005	TARRANT	D205385736
TX	TARRANT	TX4390452.00	JIMMY EARL MCMILLIN	7/14/2005	TARRANT	D205385544
TX	TARRANT	TX4390452.00	JIMMY EARL MCMILLIN	7/14/2005

TX	TARRANT	TX4390453.00	SUSAN E EASTHAM ET VIR	7/4/2005	TARRANT	D205385732
TX	TARRANT	TX4390455.00	PAUL POLIZZO ET AL	7/4/2005	TARRANT	D205385528
TX	TARRANT	TX4390456.00	REX V BAGBY	3/27/2006	TARRANT	D206194128
TX	TARRANT	TX4390456.00	REX V BAGBY	3/27/2006
TX	TARRANT	TX4390457.00	BONNIE M PALMER	7/4/2005	TARRANT	D205385525
TX	TARRANT	TX4390458.00	STEVEN A FUSCO	7/4/2005	TARRANT	D205358012
TX	TARRANT	TX4390459.00	FIRST BAPTIST CHURCH HASLE	8/18/2005	TARRANT	D205385734
TX	TARRANT	TX4390460.00	WILLIAM E FRISBIE	7/4/2005	TARRANT	D205385735
TX	TARRANT	TX4390460.00	WILLIAM E FRISBIE	7/4/2005
TX	TARRANT	TX4390461.00	CHARLES T JACKSON	7/4/2005	TARRANT	D205385535
TX	TARRANT	TX4390462.00	ALICE M LAIRD ESTATE	7/4/2005	TARRANT	D205385537
TX	TARRANT	TX4390463.00	CINDY J LAIRD	8/11/2005	TARRANT	D205385538
TX	TARRANT	TX4390464.00	MAUDIE C PIKE	7/4/2005	TARRANT	D205385526
TX	TARRANT	TX4390466.00	EULALIA G WALSH	7/4/2005	TARRANT	D205385521
TX	TARRANT	TX4390469.00	MARY ANN CLAUNCH	7/4/2005	TARRANT	D205385730
TX	TARRANT	TX4390469.00	MARY ANN CLAUNCH	7/4/2005
TX	TARRANT	TX4390471.00	NORTEX MINERALS LP	1/1/2006	TARRANT	D206083608
TX	TARRANT	TX4390471.00	NORTEX MINERALS LP	1/1/2006
TX	TARRANT	TX4390471.00	NORTEX MINERALS LP	1/1/2006
TX	TARRANT	TX4390472.00	NORTEX MINERALS LP	3/1/2006	TARRANT	D206157277
TX	TARRANT	TX4390472.00	NORTEX MINERALS LP	3/1/2006
TX	TARRANT	TX4390472.00	NORTEX MINERALS LP	3/1/2006
TX	TARRANT	TX4390472.00	NORTEX MINERALS LP	3/1/2006
TX	TARRANT	TX4390473.00	LUTHER J LEE	3/27/2006	TARRANT	D206194129
TX	TARRANT	TX4390474.00	NORTEX MINERALS LP	7/1/2006	TARRANT	D206264635
TX	TARRANT	TX4390474.00	NORTEX MINERALS LP	7/1/2006
TX	TARRANT	TX4390474.00	NORTEX MINERALS LP	7/1/2006
TX	TARRANT	TX4390475.00	JOEL BULLARD ET AL	7/4/2005	TARRANT	D205296490
TX	TARRANT	TX4390476.00	MARVIN C HICKS ET UX	7/4/2005	TARRANT	D205275273
TX	TARRANT	TX4390478.00	JOLENE J OWEN	7/4/2005	TARRANT	D205296491
TX	TARRANT	TX4390479.00	SABRINA CUSTOM HOMES INC	7/4/2005	TARRANT	D205278478
TX	TARRANT	TX4390480.00	STEPHEN V SALADINO ET UX	7/4/2005	TARRANT	D205278476
TX	TARRANT AND DENTON	TX4390481.00	NORTEX MINERALS LP	9/1/2005	DENTON	2008-51627
TX	TARRANT AND DENTON	TX4390481.00	NORTEX MINERALS LP	9/1/2005	TARRANT	D206181584

TX	TARRANT AND DENTON	TX4390481.00	NORTEX MINERALS LP	9/1/2005
TX	TARRANT AND DENTON	TX4390481.00	NORTEX MINERALS LP	9/1/2005
TX	TARRANT AND DENTON	TX4390481.00	NORTEX MINERALS LP	9/1/2005
TX	TARRANT AND DENTON	TX4390481.00	NORTEX MINERALS LP	9/1/2005
TX	TARRANT	TX4390482.00	JERRY REYNOLDS ET UX	9/27/2004	TARRANT	D204342258
TX	TARRANT	TX4390483.00	FRANCES BALTZELLE ET AL	12/14/2004	TARRANT	D205006114
TX	TARRANT	TX4390484.00	CITY OF FORT WORTH	7/5/2005	TARRANT	D205228842
TX	TARRANT	TX4390488.00	NORTEX MINERALS LP	8/25/2004	TARRANT	D204331034
TX	TARRANT	TX4390488.00	NORTEX MINERALS LP	8/25/2004
TX	TARRANT	TX4390488.00	NORTEX MINERALS LP	8/25/2004	LEASE IS ONLY TARRANT COUNTY
TX	TARRANT	TX4390490.00	DUNCAN TRUST, GEORGIA REEV	7/19/2004	TARRANT	D204251927
TX	TARRANT	TX4390492.00	NORTEX MINERALS LP	8/1/2005	TARRANT	D206079752
TX	TARRANT	TX4390492.00	NORTEX MINERALS LP	8/1/2005
TX	TARRANT	TX4390492.00	NORTEX MINERALS LP	8/1/2005	LEASE IS ONLY TARRANT COUNTY
TX	TARRANT	TX4390493.00	DEWEY EUGENE COZART ET AL	1/31/2003	TARRANT	D203086385
TX	TARRANT	TX4390493.00	DEWEY EUGENE COZART ET AL	1/31/2003
TX	TARRANT	TX4390494.01	RANDALL L KUYKENDALL	4/13/2007	TARRANT	D207160623
TX	TARRANT	TX4390496.00	JOAN MCKINLEY	5/21/2007	TARRANT	D207298724
TX	TARRANT	TX4390497.00	MATTHIAS T SNOW ET UX	5/1/2007	TARRANT	D207239253
TX	TARRANT	TX4390498.00	CITY OF HASLET TEXAS	7/28/2006	TARRANT	D207117708
TX	TARRANT AND DENTON	TX4390499.01	ANNE CARTWRIGHT FAMILY TR	3/18/2003	DENTON	2008-65818
TX	TARRANT AND DENTON	TX4390499.01	ANNE CARTWRIGHT FAMILY TR		TARRANT	D203127485
TX	TARRANT AND DENTON	TX4390499.02	VICTORIA NEWTON TR	3/15/2003	DENTON	2008-65819
TX	TARRANT AND DENTON	TX4390499.02	VICTORIA NEWTON TR	3/15/2003	TARRANT	D203325911
TX	TARRANT AND DENTON	TX4390499.03	ELIZABETH P CARVER ESTATE	3/15/2003	DENTON	2008-65820
TX	TARRANT AND DENTON	TX4390499.03	ELIZABETH P CARVER ESTATE	3/15/2003	TARRANT	D203325910
TX	TARRANT AND DENTON	TX4390499.04	JEROME CARTWRIGHT IND	3/18/2003	DENTON	2008-65821

TX	TARRANT AND DENTON	TX4390499.04	JEROME CARTWRIGHT IND	3/18/2003	TARRANT	D203127484
TX	TARRANT AND DENTON	TX4390499.05	JEAN CARTWRIGHT DICKSON	3/18/2003	DENTON	2008-65822
TX	TARRANT AND DENTON	TX4390499.05	JEAN CARTWRIGHT DICKSON	3/18/2003	TARRANT	D203127483
TX	TARRANT AND DENTON	TX4390500.00	NORTEX MINERALS LP	5/1/2008	TARRANT	D208187570
TX	TARRANT AND DENTON	TX4390500.00	NORTEX MINERALS LP	5/1/2008
TX	TARRANT AND DENTON	TX4390500.00	NORTEX MINERALS LP	5/1/2008
TX	TARRANT AND DENTON	TX4390501.00	NORTEX MINERALS LP	1/15/2007	TARRANT	D207117705
TX	TARRANT AND DENTON	TX4390501.00	NORTEX MINERALS LP	1/15/2007
TX	TARRANT AND DENTON	TX4390501.00	NORTEX MINERALS LP	1/15/2007
TX	TARRANT AND DENTON	TX4390501.00	NORTEX MINERALS LP	1/15/2007
TX	TARRANT	TX4390502.00	BELL HELICOPTER TEXTRON IN	7/14/2006	TARRANT	D206297170
TX	TARRANT	TX4390503.00	JOHN D WASHBURN	7/4/2005	TARRANT	D205385522
TX	TARRANT	TX4390504.00	FERNANDO MORENO SR	7/4/2005	TARRANT	D205385545
TX	TARRANT	TX4390507.01	RICHARD WHATLEY	1/28/2007	TARRANT	D207145911
TX	TARRANT	TX4390507.02	R W WHATLEY JR	1/28/2007	TARRANT	D207107620
TX	TARRANT	TX4390507.03	CHARLES J WHATLEY	1/28/2007	TARRANT	D207107652
TX	TARRANT	TX4390507.04	LINDA C KILLIAN	1/28/2007	TARRANT	D207107615
TX	TARRANT	TX4390507.05	BABIE RUTH PRICE HILL	1/28/2007	TARRANT	D207107619
TX	TARRANT	TX4390507.06	DOROTHY WHATLEY DANIEL	1/28/2007	TARRANT	D207107618
TX	TARRANT	TX4390507.07	LYNDA WHATLEY FRAZIER	1/28/2007	TARRANT	D207107617
TX	TARRANT	TX4390507.08	JANETT ANN WHATLEY ROSE	1/28/2007	TARRANT	D207107616
TX	TARRANT	TX4390507.09	STEPHEN L PRICE JR	1/28/2007	TARRANT	D207107621
TX	TARRANT	TX4390507.10	SUSAN LORAINE DE MELIK	1/28/2007	TARRANT	D207128283
TX	TARRANT	TX4390507.11	FRANCES WHATLEY SHELL	1/28/2007	TARRANT	D207107651
TX	TARRANT	TX4390507.12	THOMAS EDMUND WHATLEY	1/28/2007	TARRANT	D207107646
TX	TARRANT	TX4390507.13	WANDA WHATLEY PERRY	1/28/2007	TARRANT	D207107647
TX	TARRANT	TX4390507.14	EDWARD T SUTTON	1/28/2007	TARRANT	D207107648
TX	TARRANT	TX4390507.15	WYLENNE WHATLEY MCCULLERS	1/28/2007	TARRANT	D207107650

TX	TARRANT	TX4390507.16	BOBBY ODELL WHATLEY	1/28/2007	TARRANT	D207107649
TX	TARRANT	TX4390507.17	CLIFTON A WHATLEY JR	1/28/2007	TARRANT	D207145910
TX	TARRANT	TX4390507.18	JUANITA POWELL	3/27/2006	TARRANT	D206194132
TX	TARRANT	TX4390509.01	GREG A LYON	9/10/2007	TARRANT	D207376727
TX	TARRANT	TX4390509.02	BRADLEY G FELDKAMP	9/10/2007	TARRANT	D207376726
TX	TARRANT	TX4390510.01	JOYCE L PLUMMER	3/27/2006	TARRANT	D206194130
TX	TARRANT	TX4390510.02	LOUIS G ULLRICH	3/21/2007	TARRANT	D207160622
TX	TARRANT	TX4390510.03	CHARLES ULLRICH	3/21/2007	TARRANT	D208088240
TX	TARRANT	TX4390510.04	ETHAL LEAN MCWAIN	1/28/2008	TARRANT	D208085146
TX	TARRANT	TX4390511.99	NORTEX MINERALS LP	8/8/2008	TARRANT	D208313583
TX	TARRANT	TX4390564.00	THOMAS K SENNE ET UX	11/15/2007	TARRANT	D208086932
TX	TARRANT	TX4390565.00	CHARLES C COONS ET UX	4/3/2008	TARRANT	D208167620
TX	TARRANT	TX4390566.00	FARRUKH AZIM	4/3/2008	TARRANT	D208157508
TX	TARRANT	TX4390567.00	MARK E DUNN ET UX	11/15/2007	TARRANT	D208086950
TX	TARRANT	TX4390568.00	BYRON S JOBE	11/15/2007	TARRANT	D208086969
TX	TARRANT	TX4390569.00	BRANDON L MILLER ET UX	4/3/2008	TARRANT	D208157530
TX	TARRANT	TX4390570.00	TEDDIE W ROCKWELL ET UX	4/3/2008	TARRANT	D208167621
TX	TARRANT	TX4390571.00	J DREW MICHAEL	4/3/2008	TARRANT	D208157465
TX	TARRANT	TX4390572.00	WILLIAM STEWART ET UX	11/15/2007	TARRANT	D208086900
TX	TARRANT	TX4390573.00	DAVID HANNAH ET UX	11/15/2007	TARRANT	D208086905
TX	TARRANT	TX4390574.00	LINDSAY M HARMON AIF YATES	4/3/2008	TARRANT	D208167624
TX	TARRANT	TX4390575.00	STACEY WHITEHEAD	11/15/2007	TARRANT	D208086959
TX	TARRANT	TX4390576.00	LORETTA A HOLCOMBE	4/3/2008	TARRANT	D208157469
TX	TARRANT	TX4390577.00	SUZANNAH P NIELSEN ET VIR	4/3/2008	TARRANT	D208157478
TX	TARRANT	TX4390578.00	LEROY D SWAMMY ET UX	11/15/2007	TARRANT	D208086948
TX	TARRANT	TX4390579.00	DARREN J COLLINS ET UX	2/7/2008	TARRANT	D208086963
TX	TARRANT	TX4390580.00	DONALD J PITTENGER JR	2/7/2008	TARRANT	D208086955
TX	TARRANT	TX4390581.00	JACQUELINE K RITZ MELMAN	11/15/2007	TARRANT	D208086907
TX	TARRANT	TX4390582.00	RHONDA K WHITINGTON	11/15/2007	TARRANT	D208086917
TX	TARRANT	TX4390583.00	SHANE GULDBRANSEN ET UX	2/7/2008	TARRANT	D208086979
TX	TARRANT	TX4390584.00	LAURA BRICE	4/3/2008	TARRANT	D208157529
TX	TARRANT	TX4390585.00	ALFREDO MADRID	11/15/2007	TARRANT	D208086975
TX	TARRANT	TX4390586.00	CHRISTOPHER D CRAWFORD	4/3/2008	TARRANT	D208157509
TX	TARRANT	TX4390587.00	SPENCER A MCFARLAND ET UX	11/15/2007	TARRANT	D208086890
TX	TARRANT	TX4390588.00	MARCO TORO ET AL	11/15/2007	TARRANT	D208086886

TX	TARRANT	TX4390597.00	CITY OF FORT WORTH	8/1/2008	TARRANT	D208410221
TX	TARRANT	TX4390599.00	JAMIE CARMACK ET UX	11/15/2007	TARRANT	D208086913
TX	TARRANT	TX4390600.00	DAVID ALLEN BACH ET UX	3/30/2008	TARRANT	D208157534
TX	TARRANT	TX4390601.00	SHERRY L GRAY KENNEL KARE	3/15/2008	TARRANT	D208157459
TX	TARRANT	TX4390602.00	CHARLENE STEWART JACKSON I	4/21/2008	TARRANT	D208157533
TX	TARRANT	TX4390603.00	JAMES K GRAHAM ET UX	2/7/2008	TARRANT	D208086974
TX	TARRANT	TX4390604.00	JOHN M HUGGARD ET UX	11/15/2007	TARRANT	D208086973
TX	TARRANT	TX4390605.00	BRIAN L SEEFELDT ET UX	11/15/2007	TARRANT	D208086922
TX	TARRANT	TX4390606.00	BRYAN PHILLIPS ET UX	11/15/2007	TARRANT	D208086952
TX	TARRANT	TX4390607.00	DEREK W PORTER ET UX	11/15/2007	TARRANT	D208086931
TX	TARRANT	TX4390608.00	MARK T BASHAM ET UX	11/15/2007	TARRANT	D208086972
TX	TARRANT	TX4390609.00	AUGUSTIN MANTEZOLO ET UX	11/15/2007	TARRANT	D208086996
TX	TARRANT	TX4390610.00	VICTOR CHACON	11/15/2007	TARRANT	D208086895
TX	TARRANT	TX4390611.00	HOLLY A TEWKSBURY ET VIR	11/15/2007	TARRANT	D208086986
TX	TARRANT	TX4390612.00	DANIEL E RICHARDSON	11/15/2007	TARRANT	D208157457
TX	TARRANT	TX4390613.00	LOST SPURS RANCH APARTMENT	3/15/2008	TARRANT	D208157535
TX	TARRANT	TX4390614.00	ARTHUR LYON JR	11/15/2007	TARRANT	D208086887
TX	TARRANT	TX4390615.00	JOSE FRANCISCO OLGUIN	11/15/2007	TARRANT	D208086945
TX	TARRANT	TX4390616.00	KELLY A STANBERY	11/15/2007	TARRANT	D208086941
TX	TARRANT	TX4390617.00	JUSTIN BERNDT ET UX	4/3/2008	TARRANT	D208157482
TX	TARRANT	TX4390618.00	PAMELA TENNISON	4/3/2008	TARRANT	D208191990
TX	TARRANT	TX4390619.00	FRANK S DURHAM III ET UX	4/3/2008	TARRANT	D208157518
TX	TARRANT	TX4390620.00	CASSANDRA WATKINS	4/3/2008	TARRANT	D208241463
TX	TARRANT	TX4390621.00	JAMES R KARG ET UX	4/10/2008	TARRANT	D208157460
TX	TARRANT	TX4390622.00	CHARLES DAVID MARSH ET UX	4/10/2008	TARRANT	D208157461
TX	TARRANT	TX4390623.00	MARY ANN DAWSON	4/3/2008	TARRANT	D208157477
TX	TARRANT	TX4390625.00	MARK HICKOK & TROY HODGES	11/15/2007	TARRANT	D208086980
TX	TARRANT	TX4390626.00	CHANDLER CROUCH ET UX	4/3/2008	TARRANT	D208157532
TX	TARRANT	TX4390627.00	PABLO XIQUES/ KAREN XIQUES	4/3/2008	TARRANT	D208157499
TX	TARRANT	TX4390628.00	KEVIN MORRIS ET UX	4/3/2008	TARRANT	D208157464
TX	TARRANT	TX4390629.00	RICARDO SALAS ET UX	11/15/2007	TARRANT	D208086984
TX	TARRANT	TX4390630.00	IVAN CHARLES MCBRIDE ET UX	11/15/2007	TARRANT	D208086946
TX	TARRANT	TX4390631.00	STERLING L MULLIGAN ET UX	11/15/2007	TARRANT	D208086953
TX	TARRANT	TX4390632.00	DAVID R PETERSON ET UX	11/15/2007	TARRANT	D208086971
TX	TARRANT	TX4390633.00	ANDREW A BRINSON ET UX	2/7/2008	TARRANT	D208086954

TX	TARRANT	TX4390634.00	RODNEY GEISLER ET UX	11/15/2007	TARRANT	D208086909
TX	TARRANT	TX4390635.00	APUL LUMBANTOBING	11/15/2007	TARRANT	D208086911
TX	TARRANT	TX4390636.00	STEVEN B MOOTY ET UX	11/15/2007	TARRANT	D208157455
TX	TARRANT	TX4390637.00	KEVIN B TROTMAN ET U X	2/7/2008	TARRANT	D208086957
TX	TARRANT	TX4390638.00	LOUIS A REED ET UX	4/3/2008	TARRANT	D208157484
TX	TARRANT	TX4390639.00	NICK S BEAM ET UX	4/3/2008	TARRANT	D208157488
TX	TARRANT	TX4390640.00	JASON W CHRISTIAN ET UX	4/3/2008	TARRANT	D208157497
TX	TARRANT	TX4390641.00	STEPHEN E ANDERSON ET UX	4/3/2008	TARRANT	D208157491
TX	TARRANT	TX4390642.00	MARKUS L MURRAY ET UX	4/3/2008	TARRANT	D208157494
TX	TARRANT	TX4390643.00	HOWARD ROUTON ET UX	11/15/2007	TARRANT	D208086908
TX	TARRANT	TX4390644.00	DEREK BAKER ET UX	11/15/2007	TARRANT	D208086935
TX	TARRANT	TX4390646.00	TIMOTHY A COBB	11/15/2007	TARRANT	D208086940
TX	TARRANT	TX4390647.00	LARRY CERVANTES ET UX	4/3/2008	TARRANT	D208157507
TX	TARRANT	TX4390648.00	JAMES B IRWIN	2/7/2008	TARRANT	D208086960
TX	TARRANT	TX4390649.00	MARCOS NEVAREZ ET UX	2/7/2008	TARRANT	D208086958
TX	TARRANT	TX4390651.00	JON E RUTLEDGE ET UX	11/15/2007	TARRANT	D208086919
TX	TARRANT	TX4390652.00	JODY R HUCKABY	11/15/2007	TARRANT	D208086933
TX	TARRANT	TX4390653.00	MICHELE PIEROTTI	11/15/2007	TARRANT	D208086899
TX	TARRANT	TX4390654.00	PENNI L BURT	2/7/2008	TARRANT	D208086967
TX	TARRANT	TX4390655.00	SYLVIA RAMOS	11/15/2007	TARRANT	D208086927
TX	TARRANT	TX4390656.00	LILLIE ANN GLOVER ET AL	11/15/2007	TARRANT	D208086982
TX	TARRANT	TX4390658.00	SHANNON TODD FERGUSON	11/15/2007	TARRANT	D208086928
TX	TARRANT	TX4390659.00	RICHARD S BRIGGS ET UX	11/15/2007	TARRANT	D208086989
TX	TARRANT	TX4390660.00	LEVI J MILLER ET UX	11/15/2007	TARRANT	D208086926
TX	TARRANT	TX4390661.00	DEREK SCEARCE ET UX	11/15/2007	TARRANT	D208086898
TX	TARRANT	TX4390662.00	MARTIN RAMOS JR ET UX	11/15/2007	TARRANT	D208086925
TX	TARRANT	TX4390663.00	HOWELL FINNIGAN ET UX	11/15/2007	TARRANT	D208086951
TX	TARRANT	TX4390664.00	BRIAN ALLEN ET UX	11/15/2007	TARRANT	D208086936
TX	TARRANT	TX4390665.00	DAVID THIBODEAUX ET UX	11/15/2007	TARRANT	D208086904
TX	TARRANT	TX4390666.00	KELLI PHILLIPS	4/3/2008	TARRANT	D208157476
TX	TARRANT	TX4390667.00	NANCY E REID	4/3/2008	TARRANT	D208167622
TX	TARRANT	TX4390668.00	REX DILLINGHAM	4/3/2008	TARRANT	D208157467
TX	TARRANT	TX4390669.00	BRETT SCHRITTER ET UX	4/3/2008	TARRANT	D208157480
TX	TARRANT	TX4390670.00	ADAN RAMIREZ ET UX	4/3/2008	TARRANT	D208157474
TX	TARRANT	TX4390671.00	JUAN F REALEGENO ET UX	4/3/2008	TARRANT	D208157470

TX	TARRANT	TX4390672.00	JAMES M FEARS IV ET UX	4/3/2008	TARRANT	D208157479
TX	TARRANT	TX4390673.00	JOSE ANTONIO CINTRON ET UX	4/3/2008	TARRANT	D208157505
TX	TARRANT	TX4390674.00	IVAN WINROTH AIF DIEGO D	4/3/2008	TARRANT	D208167623
TX	TARRANT	TX4390675.00	JEREMY W FINCH ET UX	4/3/2008	TARRANT	D208157466
TX	TARRANT	TX4390676.00	DEBRA FITTS	11/15/2007	TARRANT	D208086889
TX	TARRANT	TX4390678.00	DOROTHY COSAND	4/3/2008	TARRANT	D208157492
TX	TARRANT	TX4390679.00	SABRA L DAGEL LAMAR	4/3/2008	TARRANT	D208157490
TX	TARRANT	TX4390680.00	MATTHEW S HOFFMAN	4/3/2008	TARRANT	D208157495
TX	TARRANT	TX4390681.00	FELIX MORALES ET UX	4/3/2008	TARRANT	D208157493
TX	TARRANT	TX4390682.00	JENNIFER DAVIS BYRD	4/3/2008	TARRANT	D208157496
TX	TARRANT	TX4390683.00	TIMOTHY S ASHWORTH	4/3/2008	TARRANT	D208157525
TX	TARRANT	TX4390684.00	CHRISTOPHER G STEVENS	4/3/2008	TARRANT	D208157517
TX	TARRANT	TX4390685.00	JOHN SCOTT JOHNSON ET UX	4/3/2008	TARRANT	D208157521
TX	TARRANT	TX4390686.00	DAVID A MARTIN ET UX	4/3/2008	TARRANT	D208157487
TX	TARRANT	TX4390687.00	PAUL A ROBINSON ET UX	4/3/2008	TARRANT	D208157527
TX	TARRANT	TX4390688.00	CHRISTOPHER W RAPPLEYE ET	4/3/2008	TARRANT	D208157524
TX	TARRANT	TX4390689.00	TAD LELAND RIZER ET UX	4/3/2008	TARRANT	D208157510
TX	TARRANT	TX4390690.00	JAMES GREGORY FONTENOT	11/15/2007	TARRANT	D208086893
TX	TARRANT	TX4390691.00	HEATHER M CROSETTI	11/15/2007	TARRANT	D208086944
TX	TARRANT	TX4390692.00	SHANNON R PRESLEY	11/15/2007	TARRANT	D208086888
TX	TARRANT	TX4390693.00	BRENDA L NEAGLE	11/15/2007	TARRANT	D208086992
TX	TARRANT	TX4390694.00	DAVID HEBENSTREIT	11/15/2007	TARRANT	D208086910
TX	TARRANT	TX4390695.00	RASEC BARRIENTOS	11/15/2007	TARRANT	D208157458
TX	TARRANT	TX4390696.00	ATHENA L LOGAN	11/15/2007	TARRANT	D208086902
TX	TARRANT	TX4390697.00	H A MILLS ET UX	11/15/2007	TARRANT	D208086914
TX	TARRANT	TX4390698.00	LIZANDRO NARANJO ET UX	11/15/2007	TARRANT	D208086906
TX	TARRANT	TX4390699.00	CHRISTOPHER WILLIAMSON ET	11/15/2007	TARRANT	D208086885
TX	TARRANT	TX4390700.00	RUDY B ENCINAS ET UX	11/15/2007	TARRANT	D208086939
TX	TARRANT	TX4390701.00	PATRICK SCOTT CASTINE ET U	11/15/2007	TARRANT	D208086947
TX	TARRANT	TX4390702.00	JEFFREY A VOGEL ET UX	11/15/2007	TARRANT	D208086942
TX	TARRANT	TX4390703.00	SUNNY YOUNG ET AL	11/15/2007	TARRANT	D208086891
TX	TARRANT	TX4390704.00	DENISE R KENNEDY	2/7/2008	TARRANT	D208086962
TX	TARRANT	TX4390705.00	MICHAEL A BRANDENBURGH ET	11/15/2007	TARRANT	D208086924
TX	TARRANT	TX4390706.00	LESLIE R NICAISE JR	11/15/2007	TARRANT	D208086901
TX	TARRANT	TX4390707.00	REBECCA F BURTON	11/15/2007	TARRANT	D208086985

TX	TARRANT	TX4390708.00	MICHELE R STYKEL	2/7/2008	TARRANT	D208086956
TX	TARRANT	TX4390709.00	JEFFREY GODWIN ET AL	2/7/2008	TARRANT	D208086964
TX	TARRANT	TX4390710.00	JAMES D LOVE ET UX	11/15/2007	TARRANT	D208086929
TX	TARRANT	TX4390711.00	MARC SANTINI ET UX	2/7/2008	TARRANT	D208157456
TX	TARRANT	TX4390712.00	MARK A PIERCE ET UX	2/7/2008	TARRANT	D208086961
TX	TARRANT	TX4390713.00	DANIEL T ROBISON ET UX	11/15/2007	TARRANT	D208086970
TX	TARRANT	TX4390714.00	JOHN R GOOLSBY ET UX	2/7/2008	TARRANT	D208086977
TX	TARRANT	TX4390716.00	RACHAEL D ROURE	4/3/2008	TARRANT	D208157485
TX	TARRANT	TX4390718.00	SYED ATHER IMAM	4/3/2008	TARRANT	D208157514
TX	TARRANT	TX4390719.00	OMAR RODRIGUEZ	4/3/2008	TARRANT	D208157501
TX	TARRANT	TX4390720.00	FRANSISCO A COVARRUBIAS	4/3/2008	TARRANT	D208157526
TX	TARRANT	TX4390721.00	GABRIEL GUZMAN	4/3/2008	TARRANT	D208157486
TX	TARRANT	TX4390722.00	ERIC D WATERS	4/3/2008	TARRANT	D208157463
TX	TARRANT	TX4390723.00	DANIEL YUBETA JR ET UX	4/3/2008	TARRANT	D208157489
TX	TARRANT	TX4390724.00	RASHID J RAHAMAN ET UX	4/3/2008	TARRANT	D208157504
TX	TARRANT	TX4390725.00	RON S PETTY ET UX	4/3/2008	TARRANT	D208157473
TX	TARRANT	TX4390726.00	DAVID PAUL PALMER ET UX	4/3/2008	TARRANT	D208157531
TX	TARRANT	TX4390727.00	ALAN KOLMEIER ET UX	4/3/2008	TARRANT	D208157498
TX	TARRANT	TX4390734.00	B H LUSCOMBE & K A COVERLY	11/15/2007	TARRANT	D208086921
TX	TARRANT	TX4390735.00	JEFFREY R SMOUT ET UX	4/3/2008	TARRANT	D208157511
TX	TARRANT	TX4390736.00	CECILIA SALIMIAN	11/15/2007	TARRANT	D208086892
TX	TARRANT	TX4390737.00	TED G ELLIS ET UX	11/15/2007	TARRANT	D208086934
TX	TARRANT	TX4390738.00	JEFFERY M MILLER ET UX	11/15/2007	TARRANT	D208086991
TX	TARRANT	TX4390739.00	KEVIN KUDRNA	4/3/2008	TARRANT	D208157528
TX	TARRANT	TX4390740.00	WILLIAM CLARKE	11/15/2007	TARRANT	D208086912
TX	TARRANT	TX4390741.00	DARREN KEITH MILLER ET UX	11/15/2007	TARRANT	D208086990
TX	TARRANT	TX4390742.00	RAMON H GALLO ET UX	11/15/2007	TARRANT	D208086976
TX	TARRANT	TX4390743.00	SHADAWN S BROWN	4/3/2008	TARRANT	D208157513
TX	TARRANT	TX4390744.00	DIMONE MEYA ET UX	4/3/2008	TARRANT	D208157516
TX	TARRANT	TX4390745.00	JAVIER RODRIGUEZ	4/3/2008	TARRANT	D208157462
TX	TARRANT	TX4390746.00	JULIO SOLIS ET UX	2/7/2008	TARRANT	D208086966
TX	TARRANT	TX4390747.00	JACOB D WEST	11/15/2007	TARRANT	D208086923
TX	TARRANT	TX4390748.00	JEROME MORGAN ET UX	11/15/2007	TARRANT	D208086988
TX	TARRANT	TX4390749.00	ERIK A DECAIRE ET UX	11/15/2007	TARRANT	D208086949
TX	TARRANT	TX4390750.00	DEWAYNE WINROW ET UX	4/3/2008	TARRANT	D208157520

TX	TARRANT	TX4390751.00	SHERI H BALLARD	2/7/2008	TARRANT	D208086965
TX	TARRANT	TX4390752.00	DONNY PARSONS	4/3/2008	TARRANT	D208157515
TX	TARRANT	TX4390753.00	SUSAN FIRES ET VIR	4/3/2008	TARRANT	D208157506
TX	TARRANT	TX4390754.00	WILLIAM W CALLAHAN ET UX	4/3/2008	TARRANT	D208157503
TX	TARRANT	TX4390755.00	FIDEL MACIAS ET UX	10/24/2007	TARRANT	D208086978
TX	TARRANT	TX4390756.00	MICHELLE M BRASUELL-FIFE	2/7/2008	TARRANT	D208086968
TX	TARRANT	TX4390757.00	MATTHEW KENNEDY ET UX	11/15/2007	TARRANT	D208086894
TX	TARRANT	TX4390758.00	LAWRENCE ADAMS ET UX	11/15/2007	TARRANT	D208086903
TX	TARRANT	TX4390767.00	JOSE & JORGE MONTOYA	4/3/2008	TARRANT	D208157481
TX	TARRANT	TX4390768.00	NAOMI PEASE ET VIR	11/15/2007	TARRANT	D208086916
TX	TARRANT	TX4390769.00	JAMES A GRICE ET UX	11/15/2007	TARRANT	D208086987
TX	TARRANT	TX4390770.00	LEISHA & CLIFTON SHELTON	4/3/2008	TARRANT	D208157468
TX	TARRANT	TX4390771.00	ROBERT KNOWLTON ET UX	2/7/2008	TARRANT	D208086981
TX	TARRANT	TX4390772.00	SUSAN HORD ACREY ET VIR	7/25/2001	TARRANT	D201249809
TX	TARRANT	TX4390773.00	KENNER REALTY CORPORATION	2/7/2008	TARRANT	D208086994
TX	TARRANT	TX4390774.00	SHERMAN & AMY TRYON	4/3/2008	TARRANT	D208157523
TX	TARRANT	TX4390775.00	THOMAS AND DEBORAH WALSH	11/15/2007	TARRANT	D208086943
TX	TARRANT	TX4390776.00	JEFFREY & CONNIE JOHNSON	11/15/2007	TARRANT	D208086937
TX	TARRANT	TX4390777.00	DANIEL & AMANDA RAWLS	4/3/2008	TARRANT	D208157522
TX	TARRANT	TX4390778.00	RONALD SLONAKER ET UX	4/3/2008	TARRANT	D208157512
TX	TARRANT	TX4390779.00	BRANDY & DAVID GREEN	11/15/2007	TARRANT	D208086915
TX	TARRANT	TX4390780.00	CARLOS CARBALLO	4/3/2008	TARRANT	D208157500
TX	TARRANT	TX4390781.00	JOSHUA & KACIE CROWDER	4/3/2008	TARRANT	D208157519
TX	TARRANT	TX4390782.00	ARLENE & STEVE SARK	11/15/2007	TARRANT	D208086897
TX	TARRANT	TX4390783.00	BRANDON & STACY BEARD	11/15/2007	TARRANT	D208086993
TX	TARRANT	TX4390784.00	JON R CREIGHTON	2/7/2008	TARRANT	D208157454
TX	TARRANT	TX4390786.00	WILLIAM JOSEPH TUCKER ET U	12/4/2008	TARRANT	D208461225
TX	TARRANT	TX4390788.00	K GILL & KENDRA WALKER	11/15/2007	TARRANT	D208086938
TX	TARRANT	TX4390789.00	VINCENT MAGANA ET UX	4/3/2008	TARRANT	D208157483
TX	TARRANT	TX4390790.00	KEVIN L KLOIBER ET UX	4/3/2008	TARRANT	D208157472
TX	TARRANT	TX4390791.00	COREY DON CHAMBERS	4/3/2008	TARRANT	D208157471
TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003	TARRANT	D203145423
TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003
TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003		D203145423
TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003

TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003
TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003
TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003
TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003
TX	TARRANT	TX4390793.00	EMMA M BREWER TURPEN ET AL	3/7/2003
TX	TARRANT	TX4390817.00	JAMES KENNETH WIGGINS ET U	7/25/2001	TARRANT	D201249811
TX	TARRANT	TX4390825.00	EUGENE PHILIP BURTNER ET A	7/1/2008	TARRANT	D208268485
TX	TARRANT	TX4390826.00	DONALD L HUDGINS JR ET AL	5/10/2008	TARRANT	Duplicate Original D208191991
TX	TARRANT	TX4390826.00	DONALD L HUDGINS JR ET AL	5/10/2008	TARRANT	D208420204
TX	TARRANT	TX4390828.01	PHILLIP K SOTEL 2000 TRUST	8/5/2002	TARRANT	D202326159
TX	TARRANT	TX4390828.02	FRANCES L CLARK	8/5/2002	TARRANT	D203023488
TX	TARRANT	TX4390847.00	FREDERIK FLOREN TRUSTEE	3/3/2003	TARRANT	D203103742
TX	TARRANT	TX4390847.00	FREDERIK FLOREN TRUSTEE	3/3/2003
TX	TARRANT	TX4390848.00	DAVID TOM MCPHERSON ET UX	4/28/2008	TARRANT	D208191989
TX	TARRANT	TX4390850.00	KENNETH W BRADLEY ET UX	5/8/2008	TARRANT	D208191988
TX	TARRANT	TX4390852.00	WILLIAM & INA B JAMESON REV TR	10/24/2002	TARRANT	D203145442
TX	TARRANT	TX4390852.00	WILLIAM & INA B JAMESON REV TR	10/24/2002
TX	TARRANT	TX4390852.00	WILLIAM & INA B JAMESON REV TR	10/24/2002
TX	TARRANT	TX4390877.00	ALLIANCE HOTEL II LTD	3/17/2009	TARRANT	D209128427
TX	TARRANT	TX4390878.00	SAGAMORE-FORT WORTH LP	3/17/2009	TARRANT	D209128428
TX	TARRANT	TX4390916.99	ALICE LAVON BREWER	6/29/2009	TARRANT	D209177830
TX	TARRANT	TX4390920.99	SUSAN ACREY	8/31/2009	TARRANT	D209235059
TX	TARRANT AND DENTON	TX4390921.00	MOUNT OLIVET CEMETERY ASSN	8/3/2009	TARRANT	D209208077
TX	TARRANT AND DENTON	TX4390921.00	MOUNT OLIVET CEMETERY ASSN	8/3/2009	DENTON	2009-95113
TX	TARRANT	TX4390923.00	ST TX MF-110200	7/14/2009	TARRANT	D209202877
TX	TARRANT	TX4390958.99	STEVEN W NORTHINGTON	11/10/2009	TARRANT	D209303332
TX	TARRANT	TX4390960.00	TODD FAMILY LIVING TRUST	12/2/2009	TARRANT	D209323848
TX	TARRANT	TX4390961.00	PAUL WILBANKS ET UX	12/2/2009	TARRANT	D209323847
TX	TARRANT	TX4390964.00	JOHN C MCGAUGH	12/14/2009	TARRANT	D210016299
TX	TARRANT	TX4390965.00	KEVIN A LEE ET UX	12/14/2009	TARRANT	D210016300

TX	TARRANT	TX4390966.00	MARIELLA E UGAZ ET VIR	12/14/2009	TARRANT			D210016301
TX	TARRANT	TX4390971.00	CHAD A WHITE ET UX	12/7/2009	TARRANT			D210016302
TX	TARRANT	TX4390978.00	ST TX 110640	3/23/2010	TARRANT			D210092561
TX	TARRANT	TX4390983.01	PCP LOST CREEK RANCH NORTH	2/1/2010	TARRANT			D210107250
TX	TARRANT	TX4390983.02	D L HUDGINS JR	2/1/2010	TARRANT			D210107249
TX	TARRANT	TX4390984.00	SCOTT GRAZER ET UX	2/12/2010	TARRANT			D210042820
TX	TARRANT	TX4390987.00	ODETTE NGOIE TSHISEKEDI ET AL	2/12/2010	TARRANT			D210042817
TX	TARRANT	TX4390988.00	LOST SPURS DEVELOPMENT INC	2/1/2010	TARRANT			D210107248
TX	TARRANT	TX4390999.00	VIRGINIA ARMENDARIZ	3/24/2010	TARRANT			D210092557
TX	TARRANT	TX4391000.00	JAIMARIE SANTOS-ROMAN ET VIR	3/15/2010	TARRANT			D210092558
TX	TARRANT	TX4391001.00	TARE L DURR ET VIR	3/24/2010	TARRANT			D210092559
TX	TARRANT	TX4391007.00	RICHARD BARBER ET UX	3/25/2010	TARRANT			D210078911
TX	TARRANT	TX4391011.00	MICHAEL K THURMAN ET UX	4/15/2010	TARRANT			D210092560
TX	TARRANT	TX4391013.00	JEAN PHILLIPE ISSOM ET UX	4/23/2010	TARRANT			D210107278
TX	TARRANT	TX4391014.00	AMIR HONARDAR	4/26/2010	TARRANT			D210123322
TX	TARRANT	TX4391016.00	NICOLE OLBRICH MEEK ET VIR	5/4/2010	TARRANT			D210107277
TX	TARRANT	TX4391019.00	TONY COUGHLIN ET UX	4/12/2010	TARRANT			D210123323
TX	TARRANT	TX4391025.01	LONZO E MEDLIN TRUST	8/29/2001	TARRANT			D201211727
TX	TARRANT	TX4391025.01	LONZO E MEDLIN TRUST	8/29/2001
TX	TARRANT	TX4391025.02	FLEISCHAKER MINERAL CO	1/16/2001	TARRANT			D201277370
TX	TARRANT	TX4391025.02	FLEISCHAKER MINERAL CO	1/16/2001
TX	TARRANT	TX4391025.03	FLEISCHAKER MINERAL CO LLC	1/15/2010	TARRANT			D210042824
TX	TARRANT	TX4391025.04	LANGSTON MINERAL ET AL	4/1/2010	TARRANT			D210155884
TX	TARRANT	TX4391026.01	MARGARET R SCHLUTER	9/13/2001	TARRANT	15268	73	D201284943
TX	TARRANT	TX4391026.01	MARGARET R SCHLUTER	9/13/2001
TX	TARRANT	TX4391026.02	REYNOLDS CHAR TRUST	11/15/2001	TARRANT	15281	430	D201291010
TX	TARRANT	TX4391026.02	REYNOLDS CHAR TRUST	11/15/2001
TX	TARRANT	TX4391026.03	N LILLIAN & S REYNOLDS CHAR TR	4/1/2010	TARRANT			D210199520
TX	TARRANT	TX4391026.04	MARGARET R HUGHES	4/1/2010	TARRANT			D210155885
TX	TARRANT	TX4391027.00	VIVIANE L SCHMUTZLER ET VIR	6/9/2010	TARRANT			D210139574
TX	TARRANT	TX4391028.00	BRANTON K LOEWEN ET UX	5/18/2010	TARRANT			D210139575
TX	TARRANT	TX4391038.00	B-TEX MINERALS LP	8/9/2010	TARRANT			D210193026
TX	TARRANT	TX4391041.00	NORTEX MINERALS LP	8/4/2010	TARRANT			D210217434
TX	TARRANT	TX4391043.00	AMBER A BOS	7/28/2010	TARRANT			D210201300

TX	TARRANT	TX4391045.00	DARREN W JOHNSTON	6/23/2010	TARRANT			D210211172
TX	TARRANT	TX4391046.00	KELLY WEBBER	8/6/2010	TARRANT			D210201298
TX	TARRANT	TX4391047.00	MITCHELL TODD	8/16/2010	TARRANT			D210211173
TX	TARRANT	TX4391048.00	ROBERT KYLE ROGERS ET UX	8/16/2010	TARRANT			D210206464
TX	TARRANT	TX4391049.00	TINA MORALES	8/16/2010	TARRANT			D210201299
TX	TARRANT	TX4391053.00	ZHI WANG & XIAPING QU	8/18/2010	TARRANT			D210206465
TX	TARRANT	TX4391061.00	SHENG-FANG HUANG ET UX	8/31/2010	TARRANT			D210220317
TX	TARRANT	TX4391063.00	ANG ANDREW OUM	8/31/2010	TARRANT			D210220316
TX	TARRANT	TX4391067.00	ERIC W BURISKY	8/16/2010	TARRANT			D210229109
TX	TARRANT	TX4391270.00	THOMAS E RADELL ET UX	4/19/2011	TARRANT			D211099720
TX	TARRANT	TX4391301.00	XIANPING QU & ZHI WANG	9/14/2011	TARRANT			D211226008
TX	TARRANT	TX4391311.00	NORTEX MINERALS LP	10/12/2011	TARRANT			D211253270
TX	TARRANT	TX4391364.01	EAGLE FARMS INC	4/21/2014	TARRANT			D214084784
TX	TARRANT	TX4391365.01	ROY & EMMA FREER INDIV & TREES	5/13/2014	TARRANT			D214132771
TX	TARRANT	TX4391367.00	LOTTIE BARTON JOHNSON	8/12/1985	TARRANT	8306	1547
TX	TARRANT	TX1210031.33	ROGER DALE JORDAN ET UX	9/24/2014	TARRANT			D214216579
TX	TARRANT	TX1210031.42	JIMMY CHARLES MOSLEY ET UX	10/24/2014	TARRANT			D214256084
TX	TARRANT	TX1210031.43	JEFFREY SCOTT CORNELIUS ET UX	11/10/2014	TARRANT			D214256086
TX	TARRANT	TX1210031.44	DONALD R STARNES ET UX	10/21/2014	TARRANT			D214275918
TX	TARRANT	TX1210031.45	TAMELA L GILLHAM	7/30/2014	TARRANT			D214275917
TX	TARRANT	TX1210031.50	GARY D LARIMER ET UX	12/9/2014	TARRANT			D215002808
TX	TARRANT	TX1210031.51	PHILIP R BOYD	10/17/2014	TARRANT			D215008926
TX	TARRANT	TX1210031.61	FRANK ROSNER ET UX	3/3/2015	TARRANT			D215055162
TX	TARRANT	TX1210031.62	PHILLIP WARREN JOHNSON	3/5/2015	TARRANT			D215068008
TX	TARRANT	TX1210031.63	RODNEY A NESBITT ET UX	7/30/2014	TARRANT			D215118279
TX	DENTON AND TARRANT	TX1210001.00	NORTEX MINERALS LP	12/1/2006	DENTON			2007-30172
TX	DENTON AND TARRANT	TX1210001.00	NORTEX MINERALS LP	12/1/2006
TX	DENTON AND TARRANT	TX1210002.00	NORTEX MINERALS LP	12/15/2005	DENTON			2006-35282
TX	DENTON AND TARRANT	TX1210002.00	NORTEX MINERALS LP	12/15/2005
TX	DENTON AND TARRANT	TX1210003.00	NORTEX MINERALS LP	12/31/2005	DENTON			2006-72364

TX	DENTON AND TARRANT	TX1210003.00	NORTEX MINERALS LP	12/31/2005
TX	DENTON AND TARRANT	TX1210004.00	NORTEX MINERALS LP	1/1/2005	DENTON			2005-35383
TX	DENTON AND TARRANT	TX1210004.00	NORTEX MINERALS LP	1/1/2005
TX	DENTON AND TARRANT	TX1210005.00	NORTEX MINERALS LP	5/1/2003	DENTON			2004-124550
TX	DENTON AND TARRANT	TX1210005.00	NORTEX MINERALS LP		TARRANT			D203315430
TX	DENTON AND TARRANT	TX1210005.00	NORTEX MINERALS LP	5/1/2003
TX	DENTON AND TARRANT	TX1210005.00	NORTEX MINERALS LP
TX	DENTON AND TARRANT	TX1210005.00	NORTEX MINERALS LP
TX	DENTON AND TARRANT	TX1210005.00	NORTEX MINERALS LP	5/1/2003
TX	DENTON AND TARRANT	TX1210005.00	NORTEX MINERALS LP
TX	DENTON	TX1210006.00	PETERSON FAMILY TRUST ETAL	11/7/2006	DENTON			2006-137384
TX	DENTON	TX1210007.00	PATTERSON LOGISTICS SVC	8/20/2007	DENTON			2007-108522
TX	DENTON AND TARRANT	TX1210008.01	NORTEX MINERALS LP	4/30/2007	DENTON			2007-69391
TX	DENTON AND TARRANT	TX1210008.01	NORTEX MINERALS LP	4/30/2007
TX	DENTON	TX1210008.02	LEOLA W HUGG CHARITABLE TR	10/17/2006	DENTON			2006-141646
TX	DENTON AND TARRANT	TX1210010.01	NORTEX MINERALS LP	1/1/2005	DENTON			2005-35383
TX	DENTON AND TARRANT	TX1210010.01	NORTEX MINERALS LP	1/1/2005
TX	DENTON AND TARRANT	TX1210011.01	WAUNITA L CLARK	8/12/2001	DENTON	4931	1803	101800
TX	DENTON AND TARRANT	TX1210011.01	WAUNITA L CLARK	8/12/2001	TARRANT			D203174562
TX	DENTON AND TARRANT	TX1210011.01	WAUNITA L CLARK	8/12/2001
TX	DENTON AND TARRANT	TX1210011.01	WAUNITA L CLARK	8/12/2001
TX	DENTON AND TARRANT	TX1210011.01	WAUNITA L CLARK	8/12/2001

	DENTON AND TARRANT	TX1210011.01	WAUNITA L CLARK	8/12/2001
TX	DENTON AND TARRANT	TX1210011.02	LAURA BETH BRINKER	8/12/2001	DENTON	4931	1807	101801
TX	DENTON AND TARRANT	TX1210011.02	LAURA BETH BRINKER	8/12/2001	TARRANT			D203174564
TX	DENTON AND TARRANT	TX1210011.02	LAURA BETH BRINKER	8/12/2001
TX	DENTON AND TARRANT	TX1210011.02	LAURA BETH BRINKER	8/12/2001
TX	DENTON AND TARRANT	TX1210011.02	LAURA BETH BRINKER	8/12/2001
TX	DENTON AND TARRANT	TX1210011.02	LAURA BETH BRINKER	8/12/2001
TX	DENTON AND TARRANT	TX1210011.03	JACK CROWLEY ET AL	8/27/2001	DENTON	4931	1812	101802
TX	DENTON AND TARRANT	TX1210011.03	JACK CROWLEY ET AL	8/27/2001	TARRANT			D203174561
TX	DENTON AND TARRANT	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	DENTON AND TARRANT	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	DENTON AND TARRANT	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	DENTON AND TARRANT	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	DENTON AND TARRANT	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	DENTON AND TARRANT	TX1210011.03	JACK CROWLEY ET AL	8/27/2001
TX	DENTON AND TARRANT	TX1210012.01	DR WELLS O STEPHENS EST	12/17/2001	DENTON	5000	1164	4043
TX	DENTON AND TARRANT	TX1210012.01	DR WELLS O STEPHENS EST	12/17/2001	TARRANT			D202037586
TX	DENTON AND TARRANT	TX1210012.02	DR C B KENDALL EST	12/17/2001	DENTON	5000	1169	4044
TX	DENTON AND TARRANT	TX1210012.02	DR C B KENDALL EST	12/17/2001	TARRANT			D202037587
TX	DENTON	TX1210016.00	KENDRA STEPHENS ET AL	1/15/2008	DENTON			2008-27701
TX	DENTON	TX1210017.00	GLENN HYDE ET AL	4/5/2002	DENTON	5249	1757	4574
TX	DENTON	TX1210018.01	THE PROSPECT COMPANY	1/30/2009	DENTON			2009-19205

TX	DENTON	TX1210018.02	PETRUS INVESTMENT LP	9/15/2009	DENTON			2010-37198
TX	DENTON	TX1210018.04	TEXAS MOTOR SPEEDWAY INC	12/20/2011	DENTON			2012-25549
TX	DENTON	TX1210019.01	NORTH DALLAS BROKERS INC	5/5/2002	DENTON	5099	1112	69050
TX	DENTON	TX1210020.00	DOROTHY GEBERT	10/12/2001	DENTON	4988	5	137605
TX	DENTON	TX1210021.00	BUCHANAN PARTNERS LTD	11/1/2001	DENTON	4964	1854
TX	DENTON	TX1210021.00	BUCHANAN PARTNERS LTD	11/1/2001
TX	DENTON	TX1210021.00	BUCHANAN PARTNERS LTD	11/1/2001
TX	DENTON	TX1210023.00	LEWAYNE PETERSON TR ET AL	7/31/2006	DENTON			2006-94361
TX	DENTON AND TARRANT	TX1210024.01	NORTEX MINERALS LP	8/15/2005	DENTON			2006-21810
TX	DENTON AND TARRANT	TX1210024.01	NORTEX MINERALS LP	8/15/2005
TX	DENTON AND TARRANT	TX1210026.01	PBBM NORTHLAKE LTD	3/2/2009	DENTON			2009-60422
TX	DENTON AND TARRANT	TX1210026.01	PBBM NORTHLAKE LTD	3/2/2009
TX	DENTON AND TARRANT	TX1210026.01	PBBM NORTHLAKE LTD	3/2/2009
TX	DENTON AND TARRANT	TX1210026.01	PBBM NORTHLAKE LTD	3/2/2009
TX	DENTON	TX1210026.02	DEVON ENERGY PRODUCTION COMPANY LP	6/4/2012	DENTON			2012-68882
TX	DENTON	TX1210029.00	PETRUS INVESTMENT LP	9/15/2009	DENTON			2010-37199
TX	DENTON AND TARRANT	TX1210031.13	LUMINANT MINERAL DEVELOPMENT	3/2/2010	DENTON			2010-22559
TX	DENTON AND TARRANT	TX1210031.13	LUMINANT MINERAL DEVELOPMENT	3/2/2010	TARRANT			D210047137
TX	DENTON AND TARRANT	TX1210031.14	JOHN PORTER FARMS INC	4/21/2014	DENTON			2014-41356
TX	DENTON AND TARRANT	TX1210031.14	JOHN PORTER FARMS INC	4/21/2014	TARRANT			D214084785
TX	DENTON AND TARRANT	TX1210031.15	BOB CATES ET UX	4/23/2014	DENTON			2014-41354
TX	DENTON AND TARRANT	TX1210031.15	BOB CATES ET UX	4/23/2014	TARRANT			D214084785
TX	DENTON AND TARRANT	TX1210031.16	JOE CATES ET UX	4/23/2014	DENTON			2014-41355
TX	DENTON	TX1210031.17	RUSSELL C HOLLINGSWORTH ET UX	5/6/2014	DENTON			2014-49256
TX	DENTON	TX1210031.18	CARL BRASWELL ET UX	5/1/2014	DENTON			2014-41359

TX	DENTON	TX1210031.19	GRANT T DOSTERT ET UX	4/24/2014	DENTON	2014-49255
TX	DENTON AND TARRANT	TX1210031.20	PAUL D COPENHAVER JR ET UX	5/12/2014	DENTON	2014-49254
TX	DENTON	TX1210031.22	BARRY LEMONS ET UX	6/5/2014	DENTON	2014-77321
TX	DENTON	TX1210031.23	JAMES F HUNTER	6/11/2014	DENTON	2014-61289
TX	DENTON	TX1210031.24	CLYDE E WALL ET UX	7/7/2014	DENTON	2014-73371
TX	DENTON	TX1210031.25	DARIN G WINGER ET UX	7/9/2014	DENTON	2014-73372
TX	DENTON	TX1210031.26	PAUL J FLEURY ET UX	7/17/2014	DENTON	2014-77320
TX	DENTON AND TARRANT	TX1210031.27	JOHN MURLEY	7/24/2014	DENTON	2014-82676
TX	DENTON AND TARRANT	TX1210031.27	JOHN MURLEY	7/24/2014	TARRANT	D215142691
TX	DENTON AND TARRANT	TX1210031.28	SUE WORKS	5/16/2014	DENTON	2014-61290
TX	DENTON AND TARRANT	TX1210031.28	SUE WORKS	5/16/2014	TARRANT	D214132772
TX	DENTON	TX1210031.29	MARILYN L BOEMER	8/13/2014	TARRANT	D214195143
TX	DENTON AND TARRANT	TX1210031.30	PAUL A PINSON ET UX	8/13/2014	TARRANT	D214195144
TX	TARRANT	TX1210031.31	DEBORAH L FLORES	8/13/2014	TARRANT	D214195145
TX	DENTON AND TARRANT	TX1210031.32	WILLIAM A KIRK	8/18/2014	DENTON	2014-100907
TX	DENTON AND TARRANT	TX1210031.32	WILLIAM A KIRK	8/18/2014	TARRANT	D214195142
TX	DENTON	TX1210031.34	MARK ALLEN HUFF	8/9/2014	DENTON	2014-100906
TX	DENTON	TX1210031.35	CHAD DAVID REITHMEIER ET UX	8/29/2014	DENTON	2014-100905
TX	DENTON AND TARRANT	TX1210031.36	RICHARD N BROWN ET UX	6/26/2014	DENTON	2014-109197
TX	DENTON AND TARRANT	TX1210031.36	RICHARD N BROWN ET UX	6/26/2014	TARRANT	D214225480
TX	DENTON AND TARRANT	TX1210031.37	PAUL DON CRUSE ET UX	10/8/2014	DENTON	2014-109196
TX	DENTON AND TARRANT	TX1210031.37	PAUL DON CRUSE ET UX		TARRANT	D214225481
TX	DENTON AND TARRANT	TX1210031.39	KENNETH MILLER	10/16/2014	DENTON	2014-122345
TX	DENTON AND TARRANT	TX1210031.39	KENNETH MILLER	10/16/2014	TARRANT	D214256085
TX	DENTON	TX1210031.40	ROBERTA MARIE CRUSE	10/8/2014	DENTON	2014-109195

TX	DENTON AND TARRANT	TX1210031.41	LARRY CARSON TIDWELL ET UX	11/6/2014	DENTON	2015-1219
TX	DENTON AND TARRANT	TX1210031.41	LARRY CARSON TIDWELL ET UX	11/6/2014	TARRANT	D214275922
TX	DENTON AND TARRANT	TX1210031.46	RAYA NEVEEN REDDY ET UX	12/10/2014	DENTON	2015-1217
TX	DENTON AND TARRANT	TX1210031.46	RAYA NEVEEN REDDY ET UX	12/10/2014	TARRANT	D214275920
TX	DENTON	TX1210031.47	JOHNNY G GRACE ET UX	10/29/2014	DENTON	2015-1222
TX	TARRANT	TX1210031.48	MELISSA M TAYLOR ET VIR	11/11/2014	TARRANT	D214275921
TX	DENTON	TX1210031.49	JAMES R SOWELL ET UX	9/2/2014	DENTON	2015-1220
TX	DENTON AND TARRANT	TX1210031.52	JOHN T MASON	8/25/2014	DENTON	2015-8218
TX	DENTON AND TARRANT	TX1210031.52	JOHN T MASON	8/25/2014	TARRANT	D215013068
TX	DENTON AND TARRANT	TX1210031.53	SHERRY BUGG	10/24/2014	DENTON	2015-8217
TX	DENTON AND TARRANT	TX1210031.53	SHERRY BUGG	10/24/2014	TARRANT	D215013067
TX	DENTON AND TARRANT	TX1210031.56	JAMES R HAIRE ET UX	12/18/2014	DENTON	2015-14690
TX	DENTON AND TARRANT	TX1210031.56	JAMES R HAIRE ET UX		TARRANT	D215026331
TX	DENTON AND TARRANT	TX1210031.57	DALE GLEN & STELLA MARIE EDELMAN	1/21/2015	DENTON	2015-14688
TX	DENTON AND TARRANT	TX1210031.57	DALE GLEN & STELLA MARIE EDELMAN	1/21/2015	TARRANT	D215046447
TX	DENTON	TX1210031.58	RANDELL M DAY	1/6/2015	DENTON	2015-14689
TX	DENTON AND TARRANT	TX1210031.59	KEVIN SIMMONS	2/5/2015	DENTON	2015-26717
	DENTON AND TARRANT	TX1210031.59	KEVIN SIMMONS		TARRANT	D215046448
TX	DENTON AND TARRANT	TX1210031.60	ANGELA DAONNE RAWIE	8/19/2014	DENTON	2015-26718
	DENTON AND TARRANT	TX1210031.60	ANGELA DAONNE RAWIE		TARRANT	D215052665
TX	DENTON	TX1210031.64	CARRIE RENE RENDON	11/13/2014	DENTON	2015-60638
TX	DENTON	TX1210031.66	TIFFANY D MAYES ET AL	6/9/2015	DENTON	2015-117487
TX	DENTON	TX1210031.67	JERRY L SMART ET UX	12/5/2015	DENTON	PENDING
TX	DENTON	TX1210031.68	WILLIAM G BAKER	12/3/2015	DENTON	PENDING

TX	DENTON	TX1210031.69	JAMES E BROOME ET UX	12/3/2015	DENTON	PENDING
TX	DENTON	TX1210031.70	RICHARD A CIAMPA ET UX	12/2/2015	DENTON	PENDING
TX	DENTON	TX1210031.71	JASBIR SIDHU ET UX	12/7/2015	DENTON	PENDING
TX	DENTON	TX1210031.72	GARY ALLEN MIRON ET UX	12/7/2015	DENTON	PENDING
TX	DENTON	TX1210031.73	MARCIA J WIETING	12/4/2015	DENTON	PENDING
TX	DENTON	TX1210039.02	A & C CATTLE COMPANY LLC	8/19/2014	DENTON	2014-90016
TX	DENTON	TX1210044.00	PETRUS INVESTMENT LP	8/4/2010	DENTON	2010-89083
TX	DENTON	TX1210048.01	INTEL CORPORATION	9/23/2010	DENTON	2010-98249
TX	DENTON	TX1210051.01	ALLIANCE AIRPORT AUTHORITY INC	5/3/2011	DENTON	2011-42422
TX	DENTON	TX1210051.01	ALLIANCE AIRPORT AUTHORITY INC
TX	DENTON	TX1210052.00	HOWARD PETERSON IRREVOC TR	5/4/2011	DENTON	2011-42421
TX	DENTON	TX1210056.99	INTEL CORPORATION	10/25/2011	DENTON	2011-103169
TX	DENTON	TX1210060.01	ROXANNE HARMONSON DOLPH	9/19/2011	DENTON	2011-90979
TX	DENTON	TX1210060.02	MARIE PETTY ETHRIDGE	9/20/2011	DENTON	2011-93491
TX	DENTON	TX1210060.03	PETER C HARMONSON III	9/19/2011	DENTON	2011-93493
TX	DENTON	TX1210060.04	BOBBY KIRK HARMONSON	9/19/2011	DENTON	2011-93492
TX	DENTON	TX1210060.05	DAVID L HARMONSON	9/19/2011	DENTON	2011-93494
TX	DENTON	TX1210060.06	PAULA H DUNCAN	9/19/2011	DENTON	2011-93495
TX	DENTON	TX1210060.07	LEE ANN THOMAS MILLER	9/29/2011	DENTON	2011-102938
TX	DENTON	TX1210060.08	RITA CARMA LEE DAVIS	9/22/2011	DENTON	2011-102941
TX	DENTON	TX1210060.09	CATHERINE LYNN THOMAS HAMILTON	9/29/2011	DENTON	2011-102940
TX	DENTON	TX1210060.10	DAVID EDWIN LEE	9/28/2011	DENTON	2011-102939
TX	DENTON	TX1210060.11	NONA LOIS LEE STONE	9/22/2011	DENTON	2011-102935
TX	DENTON	TX1210060.12	WILLIAM S SWAN	9/30/2011	DENTON	2011-102936
TX	DENTON	TX1210060.13	LINDA THOMAS	10/11/2011	DENTON	2011-102937
TX	DENTON	TX1210060.14	MELBA JEAN LEE KOVICS	9/22/2011	DENTON	2011-104265
TX	DENTON	TX1210060.15	ROBERT EARL LEE	9/22/2011	DENTON	2011-104264
TX	DENTON	TX1210060.16	ARLIN LEE	9/29/2011	DENTON	2011-104263
TX	DENTON	TX1210060.17	LESLIE JO BALTON	10/18/2011	DENTON	2011-106798
TX	DENTON	TX1210060.18	PERRY VAN MOORE	10/20/2011	DENTON	2011-106797
TX	DENTON	TX1210060.20	ROBERT BEAMS	10/20/2011	DENTON	2011-106796
TX	DENTON	TX1210060.21	BETTY BELLAMY	10/20/2011	DENTON	2011-106791
TX	DENTON	TX1210060.22	J RUSSELL BELLAMY	10/20/2011	DENTON	2011-106792

TX	DENTON	TX1210060.23	RODNEY L LEE	9/29/2011	DENTON	2011-106793
TX	DENTON	TX1210060.24	IDELLA L MCFARLEN	10/24/2011	DENTON	2011-110028
TX	DENTON	TX1210060.25	OTIS E SMITH	10/24/2011	DENTON	2011-106794
TX	DENTON	TX1210060.26	RKJR PROPERTIES LTD	11/18/2011	DENTON	2011-113741
TX	DENTON	TX1210060.27	ROBERT HUFF MITCHELL C TRUST	11/18/2011	DENTON	2011-113740
TX	DENTON	TX1210060.28	JEAN EVELYN MITCHELL C TRUST	11/18/2011	DENTON	2011-113739
TX	DENTON	TX1210060.29	JOHN E GIBSON	11/1/2011	DENTON	2011-110026
TX	DENTON	TX1210060.30	LINDA W COLLINS	10/20/2011	DENTON	2011-110027
TX	DENTON	TX1210060.31	STEVEN LEE THOMAS	10/25/2011	DENTON	2011-110029
TX	DENTON	TX1210060.32	SUE WOOLDRIDGE	10/20/2011	DENTON	2011-110031
TX	DENTON	TX1210060.33	JANE REYNOLDS	10/20/2011	DENTON	2011-110030
TX	DENTON	TX1210060.34	CAROLYN WEST	11/11/2011	DENTON	2011-113738
TX	DENTON	TX1210060.35	JACK E SMITH	11/7/2011	DENTON	2011-113743
TX	DENTON	TX1210060.36	STAN COMBEST ET UX	10/5/2011	DENTON	2011-113742
TX	DENTON	TX1210060.37	SHARON R VANDERGRIFT	11/17/2011	DENTON	2011-117400
TX	DENTON	TX1210060.38	CYNTHIA RAINEY YEWELL ET AL	12/13/2011	DENTON	2012-910
TX	DENTON	TX1210060.39	KENNETH WAYNE RAINEY	12/13/2011	DENTON	2012-909
TX	DENTON	TX1210060.40	JENNIFER R RAINEY ESTATE	12/13/2011	DENTON	2012-908
TX	DENTON	TX1210060.41	FW SPORTS AUTHORITY INC	12/20/2011	DENTON	2011-121883
TX	DENTON	TX1210060.42	THE PROSPECT COMPANY	11/10/2011	DENTON	2012-4688
TX	DENTON	TX1210060.43	FRANKIE JO LEE ROBBINS ET AL	2/15/2011	DENTON	2011-22216
TX	DENTON	TX1210060.44	CITY OF FORT WORTH	8/24/2012	DENTON	2012-108148
TX	DENTON	TX1210060.45	TEXAS MOTOR SPEEDWAY INC	3/7/2013	DENTON	2013-39639
TX	DENTON	TX1210060.46	ST TX MF-115929	11/5/2013	DENTON	2013-143751
TX	DENTON	TX1210060.47	MONTE CLAMPITT	6/27/2013	DENTON	2013-143747
TX	DENTON	TX1210060.48	MARK MCADAMS	7/9/2013	DENTON	2013-143749
TX	DENTON	TX1210060.49	MARCELLA P STRICKLAND	7/9/2013	DENTON	2013-143750
TX	DENTON	TX1210060.50	MARSHA A CRAWFORD	7/9/2013	DENTON	2013-143748
TX	DENTON	TX1210060.51	JAMES E PEPPER	7/9/2013	DENTON	2014-1197
TX	DENTON	TX1210060.52	BUCHANAN PARTNERS LTD	7/1/2014	DENTON	2014-73370
TX	DENTON	TX1210060.53	PETRUS INVESTMENT LP	4/22/2014	DENTON	2014-49248
TX	DENTON	TX1210066.01	LAHONDA JO PETERSON	5/12/2010	DENTON	2010-55825
TX	DENTON	TX1210066.01	LAHONDA JO PETERSON	5/12/2010
TX	DENTON	TX1210066.02	TRUETT WELDON PETERSON	5/12/2010	DENTON	2010-60220
TX	DENTON	TX1210066.02	TRUETT WELDON PETERSON

TX	DENTON	TX1210067.00	BLM TX NM-101032	9/1/1998	DENTON
TX	DENTON	TX1210069.00	GLORIA HAMMACK REV TRUST ET AL	6/1/2006	DENTON	2006-81898
TX	DENTON	TX1210071.00	ST TX MF-114704	1/8/2013	DENTON	2013-14110
TX	DENTON	TX1210072.01	NORTEX MINERALS LP	3/1/2013	DENTON	2013-21369
TX	DENTON	TX1210074.00	WILLIAMS QUALITY RENTAL LLC	8/5/2013	DENTON	2013-111254
TX	DENTON	TX1210075.00	AHMAD FAMILY PARTNERSHIP	1/9/2014	DENTON	2014-3716
TX	DENTON	TX1210079.00	RUSSELL E HALL ET UX	4/23/2014	DENTON	2014-41360
TX	DENTON	TX1210083.00	RAYMOND MICHAEL CHARLEY	12/3/2015	DENTON	PENDING
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005	DENTON	2008-51627
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005	TARRANT	D206181584
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005
TX	DENTON AND TARRANT	TX4390499.01	ANNE CARTWRIGHT FAMILY TR	3/18/2003	DENTON	2008-65818
TX	DENTON AND TARRANT	TX4390499.01	ANNE CARTWRIGHT FAMILY TR		TARRANT	D203127485
TX	DENTON AND TARRANT	TX4390499.02	VICTORIA NEWTON TR	3/15/2003	DENTON	2008-65819
TX	DENTON AND TARRANT	TX4390499.02	VICTORIA NEWTON TR	3/15/2003	TARRANT	D203325911
TX	DENTON AND TARRANT	TX4390499.03	ELIZABETH P CARVER ESTATE	3/15/2003	DENTON	2008-65820
TX	DENTON AND TARRANT	TX4390499.03	ELIZABETH P CARVER ESTATE	3/15/2003	TARRANT	D203325910
TX	DENTON AND TARRANT	TX4390499.04	JEROME CARTWRIGHT IND	3/18/2003	DENTON	2008-65821
TX	DENTON AND TARRANT	TX4390499.04	JEROME CARTWRIGHT IND	3/18/2003	TARRANT	D203127484
TX	DENTON AND TARRANT	TX4390499.05	JEAN CARTWRIGHT DICKSON	3/18/2003	DENTON	2008-65822
TX	DENTON AND TARRANT	TX4390499.05	JEAN CARTWRIGHT DICKSON	3/18/2003	TARRANT	D203127483

TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005	DENTON	2008-51627
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005	TARRANT	D206181584
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005		2008-51627
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005		2008-51627
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005		2008-51627
TX	DENTON AND TARRANT	TX4390481.00	NORTEX MINERALS LP	9/1/2005		2008-51627
TX	DENTON AND TARRANT	TX4390921.00	MOUNT OLIVET CEMETERY ASSN	8/3/2009	TARRANT	D209208077
TX	DENTON AND TARRANT	TX4390921.00	MOUNT OLIVET CEMETERY ASSN	8/3/2009	DENTON	2009-95113
Exhibit A, Page 25
3230471v2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

EXHIBIT B
to the
GAS GATHERING AGREEMENT
[ALLIANCE AREA]
RECEIPT POINTS AND DELIVERY POINTS

This Exhibit B is attached to the Gas Gathering Agreement (the “Agreement”) dated as of April 1, 2016, by and between BlueStone Natural Resources II, LLC, as Producer, and Cowtown Pipeline Partners L.P., as Gatherer, and made a part thereof for all purposes. All defined terms used herein shall have the same meaning as set forth in the Agreement.

Gathering System Receipt Point(s)

Ownership	Sales Meter Name	Meter #	Active?
CMLP/QRI	AA BREWER UNIT NORTH 14H	AL35467	Active
CMLP/QRI	AA BREWER UNIT NORTH 15H	AL35470	Active
CMLP/QRI	AA BREWER UNIT NORTH 16H	AL35472	Active
CMLP/QRI	AA BREWER UNIT NORTH 17H	AL35473	Active
CMLP/QRI	AA BREWER UNIT R 2H	AL35331	Active
CMLP/QRI	AA BREWER UNIT R 3H	AL35332	Active
CMLP/QRI	AA BREWER UNIT R 4H	AL35333	Active
CMLP/QRI	AA BREWER UNIT R 5H	AL35334	Active
CMLP/QRI	AA BREWER UNIT R 6H	AL35335	Active
QRI	AA BREWER UNIT SOUTH 7H	AL35474	Active
CMLP/QRI	AA BREWER UNIT SOUTH 8H	AL35479	Active
QRI	AA BREWER UNIT SOUTH 9H	AL35475	Active
CMLP/QRI	AA BREWER UNIT SOUTH 10H	AL35480	Active
CMLP/QRI	AA BREWER UNIT SOUTH 11H	AL35476	Active
CMLP/QRI	AA BREWER UNIT SOUTH 12H	AL35477	Active
CMLP/QRI	AA BREWER UNIT SOUTH 13H	AL35481	Active
CMLP/QRI	AIRPORT ACREY NORTH 1H	AL36409	Active

Exhibit B, Page 1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Ownership	Sales Meter Name	Meter #	Active?
CMLP/QRI	AIRPORT ACREY NORTH 2H	AL36411	Active
CMLP/QRI	AIRPORT ACREY NORTH 3H	AL36412	Active
CMLP/QRI	AIRPORT ACREY NORTH 4H	AL36413	Active
CMLP/QRI	AIRPORT ACREY NORTH 5H	AL36397	Active
CMLP/QRI	AIRPORT ACREY SOUTH 1H	AL34647	Active
CMLP/QRI	AIRPORT ACREY SOUTH 2H	AL34649	Active
CMLP/QRI	AIRPORT ACREY SOUTH 3H	AL34650	Active
CMLP/QRI	AIRPORT ACREY SOUTH 4H	AL34654	Active
CMLP/QRI	AIRPORT ACREY SOUTH 5H	AL34659	Active
CMLP/QRI	ALLIANCE AIRPORT 1H	AL31897	Active
CMLP/QRI	ALLIANCE AIRPORT 2H	AL32800	Active
CMLP/QRI	ALLIANCE AIRPORT 3H	AL34277	Active
CMLP/QRI	ALLIANCE AIRPORT KS UNIT 1H	AL34130	Active
CMLP/QRI	ALLIANCE AIRPORT KS UNIT 3H	AL17240	Active
CMLP/QRI	ALLIANCE AIRPORT KS UNIT 5H	AL17242	Active
CMLP/QRI	ALLIANCE AIRPORT KS UNIT 7H	AL17244	Active
QRI	ALLIANCE AIRPORT KS UNIT 9H	AL35500	Active
CMLP/QRI	ALLIANCE AIRPORT KS UNIT 10H	AL35504	Active
CMLP/QRI	ALLIANCE AIRPORT KS UNIT 11H	AL35503	Active
CMLP/QRI	ALLIANCE AIRPORT KS UNIT 20H	AL34175	Active
CMLP/QRI	ALLIANCE AIRPORT KS UNIT 21H	AL34176	Active
CMLP	ALLIANCE B 2H	AL32309	Active
CMLP/QRI	ALLIANCE B 3H	AL32310	Active
CMLP/QRI	ALLIANCE B 5H	AL33098	Active

Exhibit B, Page 2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Ownership	Sales Meter Name	Meter #	Active?
CMLP/QRI	ALLIANCE B 6H	AL33571	Active
CMLP	ALLIANCE B 7H	AL33572	Active
CMLP/QRI	ALLIANCE B 8H	AL33573	Active
CMLP/QRI	ALLIANCE B 9H	AL33574	Active
CMLP/QRI	ALLIANCE B 10H	AL33575	Active
CMLP/QRI	ALLIANCE B 11H	AL33576	Active
CMLP/QRI	ALLIANCE B 12H	AL33577	Active
CMLP/QRI	ALLIANCE C 1H	AL30661	Active
CMLP/QRI	ALLIANCE C 2H	AL30660	Active
CMLP/QRI	ALLIANCE C 3H	AL33495	Active
CMLP/QRI	ALLIANCE C 4H	AL33496	Active
CMLP/QRI	ALLIANCE C 5H	AL33497	Active
CMLP/QRI	ALLIANCE C 6H	AL33498	Active
CMLP/QRI	ALLIANCE C 7H	AL33499	Active
CMLP	ALLIANCE COMMERCE A 1H SALES	AL33164	Active
CMLP	ALLIANCE COMMERCE A 2H SALES	AL33165	Active
CMLP	ALLIANCE COMMERCE A 3H SALES	AL33163	Active
CMLP/QRI	ALLIANCE COMMERCE B 1H	AL33247	Active
CMLP/QRI	ALLIANCE COMMERCE B 2H	AL33251	Active
CMLP/QRI	ALLIANCE COMMERCE B 3H	AL34254	Active
CMLP/QRI	ALLIANCE COZART 1H	AL31085	Active
CMLP/QRI	ALLIANCE COZART 2H	AL32650	Active
CMLP/QRI	ALLIANCE COZART 3H	AL34722	Active
CMLP	ALLIANCE COZART 4H	AL34723	Active

Exhibit B, Page 3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Ownership	Sales Meter Name	Meter #	Active?
CMLP	ALLIANCE CWN 13H (CARTWRIGHT NORTH UNIT 13)	AL18768	Active
QRI	ALLIANCE CWN 1H	AL31790	Active
CMLP/QRI	ALLIANCE CWN 2H	AL31791	Active
CMLP/QRI	ALLIANCE D 1H	AL32247	Active
CMLP/QRI	ALLIANCE D 2H	AL32248	Active
CMLP/QRI	ALLIANCE D 3H	AL33101	Active
CMLP/QRI	ALLIANCE D 4H	AL33175	Active
CMLP/QRI	ALLIANCE D 5H	AL33630	Active
CMLP/QRI	ALLIANCE D 6H	AL33627	Active
CMLP/QRI	ALLIANCE D 7H	AL33628	Active
CMLP/QRI	ALLIANCE D 8H	AL33629	Active
CMLP/QRI	ALLIANCE D 9H	AL33631	Active
CMLP/QRI	ALLIANCE D 10H	AL33633	Active
CMLP/QRI	ALLIANCE D 11H	AL33634	Active
CMLP/QRI	ALLIANCE D 12H	AL33642	Active
CMLP/QRI	ALLIANCE E 1H	AL32418	Active
CMLP/QRI	ALLIANCE E 3H	AL33640	Active
CMLP/QRI	ALLIANCE E 4H	AL33645	Active
CMLP/QRI	ALLIANCE E 5H	AL33644	Active
CMLP/QRI	ALLIANCE E 6H	AL33641	Active
CMLP/QRI	ALLIANCE F 1H	AL30956	Active
CMLP/QRI	ALLIANCE F 3H	AL33806	Active
CMLP/QRI	ALLIANCE F 4H	AL33831	Active
CMLP/QRI	ALLIANCE F 5H	AL33803	Active

Exhibit B, Page 4

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Ownership	Sales Meter Name	Meter #	Active?
CMLP/QRI	ALLIANCE FLOREN 1	AL20188	Active
CMLP/QRI	ALLIANCE GRAPHICS 1H	AL32909	Active
CMLP/QRI	ALLIANCE GRAPHICS 2H	AL32910	Active
CMLP/QRI	ALLIANCE GRAPHICS 3H	AL33346	Active
CMLP/QRI	ALLIANCE GRAPHICS 4H	AL33352	Active
CMLP/QRI	ALLIANCE GRAPHICS 5H	AL33846	Active
CMLP/QRI	ALLIANCE GRAPHICS 6H	AL33853	Active
CMLP/QRI	ALLIANCE GRAPHICS 7H	AL33848	Active
CMLP/QRI	ALLIANCE GRAPHICS 8H	AL34124	Active
CMLP/QRI	ALLIANCE GWS 1H	AL31508	Active
CMLP/QRI	ALLIANCE HUGG UNIT 1H	AL33056	Active
CMLP/QRI	ALLIANCE HUGG UNIT 2H	AL33057	Active
CMLP/QRI	ALLIANCE HUGG UNIT 3H	AL33055	Active
CMLP/QRI	ALLIANCE HUGG UNIT 8H	AL33739	Active
CMLP/QRI	ALLIANCE HUGG UNIT 9H	AL33737	Active
CMLP/QRI	ALLIANCE HUGG UNIT 10H	AL33738	Active
CMLP/QRI	ALLIANCE HUGG UNIT 4H	AL17409	Active
CMLP/QRI	ALLIANCE HUGG UNIT 6H	AL17411	Active
CMLP/QRI	ALLIANCE K 1H	AL31828	Active
CMLP/QRI	ALLIANCE K 2H	AL31829	Active
CMLP	ALLIANCE K 3H	AL33955	Active
CMLP/QRI	ALLIANCE K 4H	AL33956	Active
CMLP/QRI	ALLIANCE K UNIT 3H	AL34023	Active
CMLP/QRI	ALLIANCE K UNIT 4H	AL34024	Active

Exhibit B, Page 5

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Ownership	Sales Meter Name	Meter #	Active?
CMLP/QRI	ALLIANCE K UNIT 5H	AL34021	Active
CMLP/QRI	ALLIANCE L 1H	AL31646	Active
CMLP/QRI	ALLIANCE L 2H	AL33407	Active
CMLP/QRI	ALLIANCE L 3H	AL33408	Active
CMLP/QRI	ALLIANCE L 4H	AL33406	Active
CMLP/QRI	ALLIANCE L 5H	AL33405	Active
CMLP/QRI	ALLIANCE LAU D 13H	AL34017	Active
CMLP/QRI	ALLIANCE M 1H	AL32799	Active
CMLP/QRI	ALLIANCE SARATOGA A 3H	AL33969	Active
CMLP	ALLIANCE SARATOGA A 4H	AL33975	Active
CMLP/QRI	ALLIANCE SARATOGA A 5H	AL33976	Active
CMLP/QRI	ALLIANCE SARATOGA A 6H	AL33984	Active
CMLP/QRI	ALLIANCE SARATOGA A 7H	AL34020	Active
CMLP/QRI	ALLIANCE SARATOGA A 8H	AL33977	Active
CMLP/QRI	ALLIANCE SARATOGA A 10H	AL33979	Active
CMLP/QRI	ALLIANCE SARATOGA A 11H	AL33980	Active
CMLP/QRI	ALLIANCE SARATOGA A 13H	AL33982	Active
CMLP/QRI	ALLIANCE SARATOGA A 14H	AL33983	Active
CMLP/QRI	ALLIANCE SARATOGA B 2H	AL32630	Active
CMLP/QRI	ALLIANCE SARATOGA B 3H	AL34054	Active
CMLP/QRI	ALLIANCE SARATOGA B 4H	AL34055	Active
CMLP/QRI	ALLIANCE SARATOGA B 5H	AL34056	Active
QRI	ALLIANCE SARATOGA B 7H	AL34026	Active
CMLP/QRI	ALLIANCE SARATOGA B 8H	AL34057	Active

Exhibit B, Page 6

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Ownership	Sales Meter Name	Meter #	Active?
CMLP/QRI	ALLIANCE SARATOGA B 9H	AL34065	Active
CMLP/QRI	ALLIANCE SPEEDWAY A 1H	AL33764	Active
CMLP/QRI	ALLIANCE SPEEDWAY A 3H	AL33766	Active
CMLP/QRI	ALLIANCE SPEEDWAY A 5H	AL33767	Active
CMLP/QRI	ALLIANCE SPEEDWAY A 7H	AL33769	Active
CMLP/QRI	ALLIANCE SPEEDWAY C 2H	AL33807	Active
CMLP/QRI	ALLIANCE SPEEDWAY C 3H	AL33808	Active
CMLP	ALLIANCE SPEEDWAY C 4H	AL33809	Active
CMLP/QRI	ALLIANCE SPEEDWAY C 5H	AL33810	Active
CMLP/QRI	ALLIANCE SPEEDWAY C 6H	AL33811	Active
CMLP/QRI	ALLIANCE SPEEDWAY C 7H	AL33812	Active
CMLP/QRI	ALLIANCE SPEEDWAY C 8H	AL33815	Active
CMLP/QRI	ALLIANCE SPEEDWAY C 9H	AL33813	Active
CMLP/QRI	ALLIANCE SPEEDWAY C 10H	AL33814	Active
CMLP/QRI	ALLIANCE SPEEDWAY C 11H	AL33816	Active
CMLP/QRI	ALLIANCE TCA 1H (TECH CENTER A-1H)	AL32655	Active
CMLP/QRI	ALLIANCE TCA 2H (TECH CENTER A-2H)	AL33716	Active
CMLP/QRI	ALLIANCE TCB 2H (TECH CENTER B-2H)	AL32654	Active
CMLP/QRI	ALLIANCE TCB 3H (TECH CENTER B-3H)	AL33097	Active
CMLP/QRI	ALLIANCE TCB 4H (TECH CENTER B-4H)	AL33721	Active
CMLP/QRI	ALLIANCE TCB 5H (TECH CENTER B-5H)	AL33722	Active
CMLP/QRI	ALLIANCE TCB 6H (TECH CENTER B-6H)	AL33724	Active
CMLP/QRI	ALLIANCE TCB 7H (TECH CENTER B-7H)	AL33726	Active
CMLP/QRI	ALLIANCE TCN 1H (TECH CENTER NORTH 1H)	AL32721	Active

Exhibit B, Page 7

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Ownership	Sales Meter Name	Meter #	Active?
CMLP/QRI	ALLIANCE TCN 2H (TECH CENTER NORTH 2H)	AL32722	Active
CMLP/QRI	ALLIANCE TCN 3H (TECH CENTER NORTH 3H)	AL32723	Active
CMLP/QRI	ALLIANCE TCS 1H (TECH CENTER SOUTH 1H)	AL32740	Active
CMLP/QRI	ALLIANCE TCS 2H (TECH CENTER SOUTH 2H)	AL32816	Active
QRI	ALLIANCE TCS 3H (TECH CENTER SOUTH 3H)	AL33255	Active
CMLP/QRI	ALLIANCE TCS 4H (TECH CENTER SOUTH 4H)	AL33256	Active
CMLP/QRI	ALLIANCE TCS 5H	AL33752	Active
CMLP/QRI	ALLIANCE TCS 6H	AL33758	Active
CMLP	ALLIANCE TCS 7H	AL33753	Active
CMLP/QRI	ALLIANCE TCS 8H (TECH CENTER SOUTH 8H)	AL33754	Active
QRI	ALLIANCE TMS B 4H	AL19088	Active
QRI	ALLIANCE TMS B 6H	AL19089	Active
QRI	ALLIANCE TMS B 8H	AL19090	Active
QRI	ALLIANCE TMS B 10H	AL19091	Active
CMLP	ALLIANCE TMS B 12H	AL19092	Active
CMLP/QRI	ALLIANCE TMS C 14H	AL19099	Active
CMLP/QRI	ALLIANCE TMS C 16H	AL19100	Active
CMLP/QRI	ALLIANCE TMS C 18H	AL19101	Active
CMLP	ALLIANCE TMS UNIT 1H	AL19148	Active
CMLP	ALLIANCE TMS UNIT 2H	AL19087	Active
CMLP	ALLIANCE TMS UNIT 8H	AL19149	Active
CMLP	ALLIANCE TMS UNIT 10H	AL19150	Active
CMLP/QRI	ALLIANCE WEST SPEEDWAY 1H	AL34010	Active
CMLP/QRI	ALLIANCE WEST SPEEDWAY 2H	AL34011	Active

Exhibit B, Page 8

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Ownership	Sales Meter Name	Meter #	Active?
CMLP/QRI	ALLIANCE WEST SPEEDWAY 3H	AL34012	Active
CMLP/QRI	ALLIANCE WEST SPEEDWAY 4H	AL34013	Active
CMLP/QRI	ALLIANCE WEST SPEEDWAY 5H	AL34014	Active
CMLP/QRI	ALLIANCE WEST SPEEDWAY 6H	AL34015	Active
CMLP/QRI	ALLIANCE WEST SPEEDWAY 7H	AL34016	Active
CMLP/QRI	CARTWRIGHT 1H	AL31305	Active
CMLP/QRI	CARTWRIGHT 2H	AL31478	Active
CMLP/QRI	CARTWRIGHT A 1H	AL32233	Active
CMLP/QRI	CROSSING J 1H (ALPHA UNIT J-1H)	AL31598	Active
CMLP/QRI	CROSSING J 2H	AL34127	Active
CMLP/QRI	CROSSING UNIT A 1H (ALPHA UNIT A-1H)	AL31752	Active
CMLP/QRI	CROSSING UNIT A 3H	AL34217	Active
QRI	CROSSING UNIT A 4H	AL34222	Active
CMLP/QRI	CROSSING UNIT A 5H	AL34370	Active
CMLP/QRI	CROSSING UNIT A 6H	AL34228	Active
CMLP/QRI	CROSSING UNIT A 7H	AL34227	Active
CMLP/QRI	CROSSING UNIT B 2H (ALPHA UNIT B-2H)	AL31895	Active
CMLP/QRI	CROSSING UNIT B 3H (ALPHA UNIT B-3H)	AL31896	Active
CMLP/QRI	CROSSING UNIT B 4H	AL34223	Active
CMLP/QRI	CROSSING UNIT B 5H	AL34224	Active
CMLP/QRI	CROSSING UNIT B 6H	AL34225	Active
CMLP/QRI	CROSSING UNIT G 1H (ALPHA UNIT G-1H)	AL31443	Active
CMLP/QRI	CROSSING UNIT G 2H (ALPHA UNIT G-2H)	AL32304	Active
CMLP/QRI	CROSSING UNIT G 3H	AL32303	Active

Exhibit B, Page 9

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Ownership	Sales Meter Name	Meter #	Active?
CMLP/QRI	CROSSING UNIT G 4H	AL34129	Active
CMLP/QRI	CROSSING UNIT G 6H	AL34165	Active
CMLP/QRI	CROSSING UNIT G 7H	AL34166	Active
CMLP/QRI	CROSSING UNIT G 8H	AL34169	Active
CMLP/QRI	CROSSING UNIT G 9H	AL34170	Active
CMLP/QRI	CROSSING UNIT H 1H	AL31160	Active
CMLP/QRI	CROSSING UNIT H 2H (ALPHA UNIT H-2H)	AL31161	Active
CMLP/QRI	CROSSING UNIT H 3H (ALPHA UNIT H-3H)	AL32945	Active
CMLP/QRI	CROSSING UNIT H 4H (ALPHA UNIT H-4H)	AL32946	Active
CMLP/QRI	CROSSING UNIT H 5H	AL34167	Active
CMLP/QRI	CROSSING UNIT H 6H	AL34168	Active
CMLP/QRI	CROSSING UNIT H 7H	AL34099	Active
CMLP/QRI	CROSSING UNIT H 8H	AL34100	Active
CMLP/QRI	CROSSING UNIT H 9H	AL34101	Active
CMLP/QRI	CROSSING UNIT N 3H (ALPHA UNIT N-3H)	AL31899	Active
CMLP/QRI	CROSSING UNIT R 2H	AL34237	Active
CMLP/QRI	CROSSING UNIT R 3H	AL34244	Active
CMLP/QRI	CROSSING UNIT S 2H (ALPHA UNIT S-2H)	AL31754	Active
CMLP/QRI	GATEWAY 1H	AL32490	Active
CMLP/QRI	GATEWAY 1 CARTWRIGHT UNIT 4H	AL34090	Active
CMLP/QRI	GATEWAY UNIT 1H	AL32491	Active
CMLP/QRI	OLIVET WEST UNIT 3H	AL34532	Active
CMLP/QRI	OLIVET WEST UNIT 4H	AL34531	Active
CMLP	ROBBINS FEDERAL 2H	AL19125	Active

Exhibit B, Page 10

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Ownership	Sales Meter Name	Meter #	Active?
CMLP	ROBBINS FEDERAL 6H	AL19128	Active
CMLP/QRI	DEVON ALBRIGHT 1H CDP	AL21122	Active
CMLP	AIRPORT ACREY UNIT 6H/OLIVET CK (Olivet Sales)	AL21174	Inactive
CMLP	ALLIANCE A 1-4 SALES	AL21014	Inactive
CMLP	ALLIANCE B 1H	AL32308	Inactive
CMLP	ALLIANCE B-4H	AL32781	Inactive
CMLP/QRI	ALLIANCE E 2H	AL32419	Inactive
CMLP/QRI	ALLIANCE F 2H	AL30955	Inactive
CMLP/QRI	ALLIANCE HUGG UNIT 11H	AL17906	Inactive
QRI	ALLIANCE SARATOGA A 1H	AL30940	Inactive
CMLP	ALLIANCE SARATOGA A 2H	AL30939	Inactive
QRI	ALLIANCE SARATOGA B 1H	AL31155	Inactive
CMLP	CROSSING UNIT G-5H	AL34147	Inactive
CMLP/QRI	CROSSING UNIT S 1H (ALPHA UNIT S-1H)	AL31753	Inactive
CMLP	EAGLE MEADOWS	AL21126	Inactive
QRI	ALLIANCE AA BREWER UNIT 19	ST30658	Inactive
QRI	ALLIANCE SPEEDWAY UNIT C 1	DSPEEDC1	Inactive
QRI	ALLIANCE AIRPORT ACREY UNIT 6H	DACREY6H	Inactive

*To the extent the parties hereto have inadvertently omitted a Dedicated Property, such property shall be deemed covered under this Agreement and shall be included in this Exhibit B.

Delivery Point(s) to Transporter

Exhibit B, Page 11

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Delivery Point	Transporter	Meter
Crosstex/Enlink	Crosstex North Texas Pipeline	70-50-031
Energy Transfer	Energy Transfer Paris Loop Pipeline	9835

Exhibit B, Page 12

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

EXHIBIT C
to the
GAS GATHERING AGREEMENT
[ALLIANCE AREA]
DEHYDRATION AND CO2 TREATING SERVICES

This Exhibit C is attached to the Gas Gathering Agreement (the “Agreement”) dated as of April 1, 2016, by and between BlueStone Natural Resources II, LLC, as Producer, and Cowtown Pipeline Partners L.P., as Gatherer, and made a part thereof for all purposes. All defined terms used herein shall have the same meaning as set forth in the Agreement.

Dehydration and CO2 Treating Services

The dehydration and CO2 treating services contemplate receiving the Subject Gas at the inlet flange of the applicable dehydration and/or CO2 treating facilities with the following specifications:
CO2 of less than 3.5% by volume;
and delivering the Subject Gas at the outlet flange of the applicable dehydration and/or CO2 treating facilities with the following specifications:
CO2 of less than 2.0% by volume, and
Not more than 7 pounds of water vapor per MMcf.

Exhibit C, Page 1 of 1